SUB-LICENSE, LICENSE AND

ASSET PURCHASE AGREEMENT

by and between

PRIMA BIOMED LTD

and

SYDYS CORPORATION

Dated as of 11 / 12 May 2016

ARTICLE I. DEFINITIONS

SECTION 1.01.

Defined Terms.

SECTION 1.02.

Interpretation and Rules of Construction.

ARTICLE II. GRANT OF SUB-LICENSE, PURCHASE AND SALE

SECTION 2.01.

Grant of Sub-License.

SECTION 2.02.

Know-How License.

SECTION 2.03.

Purchase and Sale of Assets.

SECTION 2.04.

Assumption and Exclusion of Liabilities.

SECTION 2.05.

Non-Assignable Assets.

SECTION 2.06.

Expense Consideration.

SECTION 2.07.

SECTION 2.08.

Obligation to found a subsidiary.

SECTION 2.09.

Closing.

SECTION 2.10.

Closing Deliveries by Seller.

SECTION 2.11.

Closing Deliveries by Purchaser.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER

SECTION 3.01.

Organization; Good Standing and Qualification; Authority and Binding Effect.

SECTION 3.02.

No Conflict.

SECTION 3.03.

Governmental Consents and Approvals.

SECTION 3.04.

Litigation.

SECTION 3.05.

Compliance with Laws.

SECTION 3.06.

Intellectual Property.

SECTION 3.07.

Title; Sufficiency of Assets.

SECTION 3.08.

Taxes.

SECTION 3.09.

No Brokers.

SECTION 3.10.

Governmental Permits.

SECTION 3.11.

Environmental Matters.

SECTION 3.12.

Contracts.

SECTION 3.13.

Full Disclosure.

SECTION 3.14.

Purchase Entirely for Own Account.

SECTION 3.15.

Disclosure of Information.

SECTION 3.16.

Restricted Securities.

SECTION 3.17.

Legends.

SECTION 3.18.

Accredited Investor.

SECTION 3.19.

No Other Representations or Warranties.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF PURCHASER

SECTION 4.01.

Organization and Authority of Purchaser.

SECTION 4.02.

No Conflict.

SECTION 4.03.

Governmental Consents and Approvals.

SECTION 4.04.

Litigation.

SECTION 4.05.

No Brokers.

SECTION 4.06.

Capitalization.

ARTICLE V. ADDITIONAL COVENANTS

SECTION 5.01.

Confidentiality.

SECTION 5.02.

Condition of the Purchased Assets.

SECTION 5.03.

Bulk Transfer Laws.

SECTION 5.04.

Further Action.

SECTION 5.05.

Transfer of Books and Records.

SECTION 5.06.

Seller’s Post-Closing Obligations with respect to Licensed IP.

SECTION 5.07.

Patent Maintenance.

SECTION 5.08.

Continuing Involvement.

SECTION 5.09.

Stock.

SECTION 5.10.

Transferred Books and Records.

SECTION 5.11.

Noncompetition Agreement.

ARTICLE VI. PURCHASER OBLIGATION TO COMMERCIALISE

SECTION 6.01.

SECTION 6.02.

SECTION 6.03.

ARTICLE VII. INDEMNIFICATION

SECTION 7.01.

Survival of Representations and Warranties.

SECTION 7.02.

Indemnification by Seller.

SECTION 7.03.

Indemnification by Purchaser.

SECTION 7.04.

Limits on Indemnification.

SECTION 7.05.

Notice of Loss; Third Party Claims.

SECTION 7.06.

Tax Treatment.

SECTION 7.07.

Effect of Investigation.

SECTION 7.08.

Remedies.

ARTICLE VIII. GENERAL PROVISIONS

SECTION 8.01.

Expenses.

SECTION 8.02.

Notices.

SECTION 8.03.

Public Announcements.

SECTION 8.04.

Severability.

SECTION 8.05.

Entire Agreement.

SECTION 8.06.

Assignment.

SECTION 8.07.

Performance by Purchaser Related Parties.

SECTION 8.08.

Amendment.

SECTION 8.09.

Waiver.

SECTION 8.10.

Force Majeure.

SECTION 8.11.

No Third Party Beneficiaries.

SECTION 8.12.

Governing Law; Jurisdiction.

SECTION 8.13.

Dispute Resolution.

SECTION 8.14.

Counterparts.

SECTION 8.15.

Construction; Headings.

SECTION 8.16.

Specific Performance.

i

EXHIBITS

A

Form of Transfer Agreement

B

CVAC Sub-License

C

Know-How License

D

New License

i

SUB-LICENSE, LICENSE AND
ASSET PURCHASE AGREEMENT

This Sub-License, License and Asset Purchase Agreement (this “Agreement”) is made and entered into as of 11/12 May 2016 (the “Effective Date”), by and among Prima Biomed Ltd ACN 009 237 889 (“Seller”), an Australian corporation listed on the Australian Securities Exchange and on the NASDAQ in the US, and Sydys Corporation, a Nevada corporation listed on the OTC Market under the symbol SYYC (“Purchaser”).  Seller and Purchaser are herein referred to individually as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, Seller holds a worldwide exclusive license under certain patents and controls certain intellectual property and other assets related to CVacTM, a therapy based on ex vivo pulsing of dendritic cells or monocytes with the mannosylated fusion protein (“CVAC”) and has conducted research and development with respect to CVAC, which is applicable to a number of clinically important areas of cancer, including the treatment of ovarian cancer, and has the potential for the treatment of numerous other cancers including, lung, prostate, colorectal, breast, pancreatic, nasopharyngeal and renal.

WHEREAS, Seller is active in the field of oncology, more specifically in immuno oncology with biologicals and small molecules (“Business of Seller”).

WHEREAS, Seller does not have the permit to conduct clinical trials with respect to CVAC as Seller closed the past clinical trials and has not been applying for new clinical trials.

WHEREAS, Purchaser operates in the field of biotechnology and pharmaceutical drug development.

WHEREAS, Joseph Hernandez and Affiliates currently hold the simple majority of the shares in the Purchaser (the “Shareholder”).

WHEREAS, the Parties desire that, at the Closing, Seller shall grant an exclusive sub-license to Purchaser under the aforementioned license for CVAC, a non-exclusive Know-How License and sell and transfer to Purchaser, and Purchaser shall purchase from Seller, all of its remaining assets related to CVAC upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.1.

Defined Terms.

As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

“Action” means any claim, cause of action, suit, arbitration, complaint, criminal prosecution, demand, summons, citation, notice of violation, governmental or other proceeding or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or equity, by or before any Governmental Authority.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person, provided that, for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” is defined in the Preamble.

“Allocation Statement” is defined in .

“Ancillary Agreements” means the Transfer Agreement, the CVAC Sub-License, the Know-How License and the New License.

“Asset Deal” means a single or a series of transactions by which Purchaser disposes of all or a material portion of its assets or of all or a material portion of the assets relating to CVAC or the Covered Products.

“Assumed Liabilities” is defined in .

“Bankrupt” means a party becoming subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar Laws affecting creditors’ rights generally or by general principles of equity.

“Burnet Institute” means The Macfarlane Burnet Institute for Medical Research and Public Health Ltd ACN 007 349 984.

“Business of Seller” is defined in the Preamble.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York.

“Calendar Quarter” means, with respect to any Calendar Year, each of the three (3) consecutive calendar month periods ending on March 31, June 30, September 30 and December 31 of such Calendar Year.

“Calendar Year” means each period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31.

“Cash and Cash Equivalents” shall mean Seller’s cash, negotiable instruments, checks, money orders, marketable securities, short-term instruments and other cash equivalents, funds in time and demand deposits or similar accounts, and any evidence of indebtedness issued or guaranteed by any Governmental Authority, calculated in accordance with GAAP.

“Closing” is defined in .

“Closing Date” is defined in .

“Code” means the Internal Revenue Code of 1986, as amended.

“Commercial Milestone Payment” is defined in .

“Commercially Reasonable Efforts” means, with respect to the Exploitation of Covered Products by Purchaser, that level of efforts and resources which would be used by a similar situated company with adequate funds for the purpose of Exploitation of the Covered Products for products at a similar stage of development and with similar market potential and market size and risk, taking into account efficacy, safety, competitiveness of alternative products in the marketplace, cost to develop, the anticipated or, if applicable, actual claim structure and the nature and extent of their market exclusivity (including patent coverage and regulatory exclusivity), the likelihood of obtaining Regulatory Approval, profitability (including the amounts of marketing and promotional expenditures with respect to the program), and all other relevant factors.  Commercially Reasonable Efforts shall be determined on an aggregate basis with respect to all Covered Products and all markets.

“Common Stock” means the common stock, par value $1.05, of Purchaser.

“Competitive Activity” is defined in .

“Completion” means, with respect to a Phase I Study, the last dosing of the last patient in such Phase I Study.

“Confidential Information” is defined in .

“Contingent Payments I” is defined in .

“Contingent Payments II” is defined .

“Contract” means any written or oral note, bond, mortgage, indenture, guarantee, agreement, contract, sub-contract, lease, license or purchase order (which, for the avoidance of doubt, does not include any employee benefit or health or welfare plan or arrangement), and all amendments, modifications and supplements thereto.

“Control” or “Controlled” means, with respect to any Intellectual Property, the possession (whether by ownership or license, other than pursuant to this Agreement) by a Party or its Affiliates of the ability to grant to the other Party access or a license as provided herein under such item or right without violating the terms of any agreement with any Third Party existing before or after the Effective Date.

“Convertible Securities” is defined in .

“Covered Product” means any biologic, pharmaceutical or medical device product that contains CVAC (including the CVAC Products) or that is generated or derived from any of the Purchased Assets.

“CVAC” is defined in the Preamble.

“CVAC Intellectual Property” means Intellectual Property defined in the CVAC Sub-License which shall be sub-licensed to Purchaser at Closing.

„CVAC Know How“ is defined in the Know-How License.

“CVAC License” means the license granted by the Burnet Institute to Seller under the Technology License Agreement.

“CVAC Products” means any formulation containing mannosylated fusion protein conjugated to mucin1; that has been pulsed ex vivo into a patients’ dendritic cells and then reinjected back into said patient, developed by or on behalf of Seller prior to the Effective Date.

“CVAC Sub-License” is defined in .

„CVAC Trademarks“ are defined in the Know-How License.

“DBI-Development Agreement” means the Development Agreement between Database Integrations Inc. and Seller dated 20 May 2015 as amended from time to time.

“DBI-Revenue Report” is defined in .

“DBI-Sub-Licensees” means sub-licensees (and its affiliates) of the iCAN System (each as defined in the DBI-Development Agreement).

“Development Milestone Event” is defined in .

“Development Milestone Payment” is defined in .

“Direct Claim” is defined in .

“Effective Date” is defined in the introduction.

“Encumbrance” means any security interest, pledge, attachment, easement, restriction, hypothecation, mortgage, lien (statutory or otherwise), option, conditional sale agreement, right of first refusal or right of first offer (including any agreement to give any of the foregoing), or encumbrance.

“Environmental Law” means all requirements of Laws derived from or relating to all federal, state and local laws or regulations relating to or addressing the environment, health or safety.

“EU” means all of the European Union member states as of the applicable time.

“Excluded Assets” is defined in .

“Excluded Liabilities” is defined in .

“Exempt Securities” means (i) Options or shares of restricted Common Stock subject to repurchase or forfeiture granted after the Closing Date to directors, officers or employees of, or consultants or advisors to, Purchaser or any of its subsidiaries pursuant to one or more plans, arrangements or agreements approved by the Board of Directors of Purchaser, provided that the number of shares of Common Stock for which such Options are exercisable plus shares of restricted Common Stock subject to repurchase or forfeiture do not exceed fifteen percent (15%) of the outstanding voting securities of Purchaser as of the date of computation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) and (ii) Common Stock, or securities exercisable for or convertible into Common Stock, issued pursuant to (a) the acquisition of another company or line of business by Purchaser by merger, purchase of substantially all of the assets or other reorganization or (b) any license agreement, collaboration agreement, joint venture agreement or other strategic relationship between Purchaser and a Third Party.

“Expense Consideration” is defined in .

“Exploitation” means, as applicable, activities to research, develop, have developed, make, have made, register, use, sell, offer for sale, have sold, promote, have promoted, market, have marketed, distribute, have distributed, import or otherwise exploit a Covered Product.  “Exploit” has a correlative meaning.

“FDA” means the United States Food and Drug Administration, or any successor agency or authority thereto.

“FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.

“Financial Records” is defined in .

“First Commercial Sale” means, with respect to any Covered Product and any country in the Territory, the first sale of such Covered Product in such country by Purchaser or any Purchaser Related Party for monetary value for use or consumption by the general public pursuant to a Regulatory Approval in such country.

“Force Majeure” is defined in .

“Fully-Diluted As-Converted Basis” means incorporating and including (i) all issued and outstanding shares of Common Stock and (ii) all unissued shares of Common Stock that are either (x) issuable upon exercise of outstanding rights, options or warrants to subscribe for or otherwise acquire Common Stock or Convertible Securities (collectively, “Options”) or (y) issuable upon conversion or exchange of outstanding indebtedness, shares or other securities convertible into or exchangeable for Common Stock, other than Options and Exempt Securities (collectively, “Convertible Securities”).

„Further Know-How“ is defined in the Know-How License.

“GAAP” means United States generally accepted accounting principles applied on a consistent basis.

“Governmental Authority” means any instrumentality, subdivision, court, tribunal, administrative agency, commission, official or other authority of any supranational, country, state, province, prefect, municipality, locality or other government or political subdivision thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any arbitrator or arbitral body.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Governmental Permits” is defined in .

“IND” means an Investigational New Drug application as defined in the FDCA and applicable regulations promulgated thereunder by the FDA, the filing of which is necessary to commence or conduct clinical testing of a Covered Product in humans in the United States.

“Indemnified Party” means a Purchaser Indemnified Party or a Seller Indemnified Party, as the case may be.

“Indemnifying Party” means Seller pursuant to  and Purchaser pursuant to , as the case may be.

“Indemnity Basket” is defined in .

“Intellectual Property” means any or all of the following and all rights therein, arising therefrom, or associated therewith: (i) all patents and applications therefor anywhere in the world (whether national, international or otherwise) and including all reissues, reexaminations, divisions, renewals, extensions or supplementary protection certificates, provisionals, continuations and continuations-in-part thereof and the like; (ii) all trade secrets, confidential and proprietary information, including unpatented inventions, invention disclosures, moral or economic rights of authors and inventors (however denominated), technical data, know-how, mask works, specifications, methods (whether or not patentable), designs, processes, procedures, and technology; (iii) all copyrights, copyright registrations and applications therefor, and all other rights corresponding thereto throughout the world; and (iv) all industrial designs and any registrations and applications therefor throughout the world.

“Inventory” is defined in .

“Know-How License” is defined in .

“Law” means any applicable federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, Governmental Order, requirement or rule of law (including common law), including the U.S. Foreign Corrupt Practices Act of 1977, the Public Health Service Act and the FDCA.

“Liabilities” means any and all damages, debts, liabilities and obligations, Losses, claims, Taxes, interest obligations, deficiencies, judgments, assessments, fines, fees, penalties, and expenses, including those arising under any Law, Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

„Licensed IP“ means the Licensed Know-How and the CVAC Intellectual Property together.

“Licensed Know-How” means the CVAC Know How, CVAC Trademarks and Further Know How to be licensed to Purchaser under the Know-How License.

“Loss” or “Losses” means any claims, actions, causes of action, judgments, awards, suits, fines, Liabilities, losses, costs (including the costs of defense and enforcement of this Agreement and the Ancillary Agreements and the cost of enforcing any right to indemnification hereunder), damages, expenses or amounts paid in settlement (in each case, including reasonable attorneys’ and experts’ fees and expenses).

"Material Adverse Effect" means an event, change, condition, matter, circumstance or thing, whether individually or when aggregated with all other events, changes, conditions, matters, circumstances or things of a like kind which are reasonably likely to occur, has or would be considered reasonably likely to have a material adverse effect on the business, assets, liabilities, financial or trading position, profitability or prospects of the Seller taken as a whole'.

„Neopharm Agreement“ is defined in .

“Net Sales” means, with respect to any Covered Product, the gross amounts that Purchaser or any Purchaser Related Party is entitled to receive, for sales in the applicable Royalty Territory of such Covered Product by Purchaser or any Purchaser Related Party for monetary value for use or consumption by the general public, less the following deductions, to the extent reasonable and customary and actually allowed and taken with respect to such sales:

(i)

reasonable cash, trade or quantity discounts, charge-back payments, and rebates actually granted to trade customers, managed health care organizations, pharmaceutical benefit managers, group purchasing organizations and national, state, or local government;

(ii)

credits, rebates or allowances actually allowed upon prompt payment or on account of claims, damaged goods, rejections or returns of such Covered Product, or other similar payments to wholesalers or distributors, including in connection with recalls, and the actual amount of any write-offs for bad debt (provided that an amount subsequently recovered will be treated as Net Sales);

(iii)

reasonable packaging, freight, postage, shipping, transportation, warehousing, handling and insurance charges, in each case actually allowed or paid for delivery of such Covered Product and calculated in accordance with the standard practices of Purchaser or Purchaser Related Party, as applicable, consistently applied across its and their respective products in an amount not exceeding 5 % of the gross sales;

(iv)

taxes (other than income taxes), duties, tariffs or other governmental charges levied on the sale of such Covered Product, including VAT, excise taxes and sales taxes, in each case calculated in accordance with the standard practices of Purchaser or Purchaser Related Party, as applicable, consistently applied across its and their respective products; and

(v)

the portion of any annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other comparable laws that is reasonably allocable to the sale of such Covered Product in accordance with the standard practices of Purchaser or Purchaser Related Party, as applicable, consistently applied across its and their products.

Notwithstanding the foregoing, amounts received by Purchaser or any Purchaser Related Party for the sale of such Covered Product among Purchaser or any Purchaser Related Parties for resale shall not be included in the computation of Net Sales hereunder.  Net Sales shall be accounted for in accordance with standard accounting practices, as practiced by Purchaser or Purchaser Related Party, as applicable, in the relevant country in the Territory, but in any event in accordance with GAAP, as consistently applied in such country in the Territory.  For clarity, a particular deduction may only be accounted for once in the calculation of Net Sales.  In computing Net Sales, transfers of any samples of Covered Product at no cost for promotional or educational purposes shall be disregarded.

“Net Sales Report” is defined in .

“New CVAC Product” means any formulation containing mannosylated fusion protein conjugated to mucin1; that has been pulsed ex vivo into a patients’ dendritic cells and then reinjected back into said patient developed by Purchaser or a Purchaser Related Party after the Effective Date.

“New License” is defined in

“Nonassigned Assets” is defined in .

“Notified Party” is defined in .

“Notifying Party” is defined in .

“Options” is defined in .

“Party” or “Parties” are defined in the Preamble.

“Permitted Encumbrances” means (i) mechanics’, carriers’, workers’, repairers’ and other similar liens arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of Seller or the validity or amount of which is being contested in good faith by appropriate proceedings, or pledges, deposits or other liens securing the performance of bids, trade contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance or other social security legislation); and (ii) all statutory liens for Taxes not yet due.

“Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Authority.

“Phase I Study” means any study in humans which provides for the introduction of a product into humans, conducted in healthy volunteers or patients, to obtain initial information on product safety, tolerability, pharmacological activity or pharmacokinetics, as further defined in 21 C.F.R. § 312.21(a) (or the equivalent thereof outside the United States).

“Prime Rate” means the prime rate as published by Citibank, N.A., New York, New York, from time to time.

“Purchased Assets” is defined in .

“Purchaser” is defined in the Preamble.

“Purchaser Indemnified Party” is defined in .

“Purchaser’s Knowledge”, “Knowledge of Purchaser” or similar terms used in this Agreement mean the knowledge of the Persons listed in Schedule 1.01(b) as of the Effective Date (or, with respect to a certificate delivered pursuant to this Agreement, as of the date of delivery of such certificate). Purchaser shall be deemed to have had such knowledge if Purchaser or any of the persons listed in Schedule 1.01(b), had actual knowledge or could have obtained such knowledge after due inquiry.

“Purchaser Related Party” means (i) any Affiliate of Purchaser or (ii) any Third Party that acquires rights to any of the Purchased Assets or any Covered Product from Purchaser or any of its Affiliates or any other Purchaser Related Party.

“Regulatory Approval” means all approvals and authorizations including early access schemes and physician prescription of any Regulatory Authority in a particular country or regulatory jurisdiction in the Territory that are necessary for the commercial sale of a Covered Product in such jurisdiction in accordance with applicable Laws, but excluding any pricing or reimbursement approvals.

“Regulatory Authority” means any Governmental Authority involved in the granting of Regulatory Approval in any country or regulatory jurisdiction in the Territory, including the FDA in the United States.

“Restricted Territory” means worldwide except for Israel and Palestine.

 “Royalty Territory” means, with respect to any Covered Product, each country within the Territory with respect to which the applicable Royalty Term has not expired, collectively.

“Royalty Term” means, with respect to any Covered Product, on a country-by-country basis, the period of time commencing on the date of First Commercial Sale of such Covered Product in such country and ending on the later of (i) the expiry of patent or patents, on a country by country basis, which would be infringed by the making, using, selling, offering to sell, or importing, of the Covered Product, or while a period of market exclusivity such as supplemental protection certificates or regulatory exclusivity (e.g. orphan drug status, data protection) is in operation or (ii) twelve (12) years from the date of First Commercial Sale of such Covered Product in any country.

“Securities Act” means the Securities Act of 1933, as amended, and, as applicable, the rules and regulations promulgated thereunder.

“Seller” is defined in the Preamble.

“Seller Indemnified Party” is defined in .

“Seller’s Knowledge”, “Knowledge of Seller” or similar terms used in this Agreement mean the knowledge of the Persons listed in Schedule 1.01(c) as of the Effective Date (or, with respect to a certificate delivered pursuant to this Agreement, as of the date of delivery of such certificate). Seller shall be deemed to have had such knowledge if Seller or any of the persons listed in Schedule 1.01(c), had actual knowledge or could have obtained such knowledge after due inquiry.

“Shares” means all shares of Common Stock to be acquired by Seller hereunder.

“Shareholder” is defined in the Preamble.

“Successful Financing” is defined in .

“Tax” or “Taxes” means any and all taxes of any kind together with charges, fees, levies or other assessments, including any income tax or franchise taxes, any alternative or add-on minimum taxes, any gross income, gross receipts, premium, sales, use, ad valorem, value-added, transfer, profits, license, payroll (e.g., social security, Medicare, unemployment, disability),  employment, withholding (on amounts paid or received), excise, severance, stamp, occupation, property, environmental or windfall profit tax, custom duty or other tax, governmental fee or other like assessment together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority responsible for the imposition of any such tax.

“Tax Returns” means any and all returns, reports, forms and statements (including, elections, declarations, amendments, schedules, information returns or attachments thereto) required to be filed with a Governmental Authority with respect to Taxes.

“Technology License Agreement” means the original Technology Licence Agreement of 31 May 2001 between Ilexus Pty Ltd, Cancer Vac Ltd and Prima Resources Ltd, subsequently varied (2005) and novated (2012), which is currently in force between the Burnet Institute and Seller.

“Territory” means every country, territory, possession or other political subdivision of the world.

“Third Party” means any Person other than Purchaser, Seller or any of their respective Affiliates.

“Third Party Claim” is defined in .

“Threshold Level” means nine point nine percent (9.9%) of:  (i) Purchaser’s equity on a Fully-Diluted As-Converted Basis and (ii) the total number of votes entitled to be cast at any meeting of the stockholders of Purchaser, excluding votes entitled to be cast by the holders of any Exempt Securities outstanding as of the applicable computation date.

“Transfer Agreement” means the agreement regulating the transfer of the Purchased Assets to be executed by Purchaser and Seller at the Closing, substantially in the form of Exhibit A.

“Transferred Books and Records” is defined in .

“Transferred Contracts” is defined in .

“Use” means making, using, selling, offering to sell or importing.

“Valid Claim” means any claim of (a) any issued and unexpired Licensed Patent that has not been (i) revoked or held unenforceable, unpatentable or invalid by a Governmental Authority of competent jurisdiction in a decision that is not appealable or that has not been appealed within the time allowed for appeal or (ii) abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise.

SECTION 1.2.

Interpretation and Rules of Construction.

In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a)

when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated;

(b)

the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c)

whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation;”

(d)

the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(e)

all terms defined in this Agreement have the respective meanings defined herein when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

(f)

the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(g)

references to a Person are also to its successors and permitted assigns; and

(h)

the use of “or” is not intended to be exclusive unless expressly indicated otherwise.

ARTICLE II.

GRANT OF SUB-LICENSE, PURCHASE AND SALE

SECTION 2.1.

Grant of Sub-License.

Upon the terms and subject to the conditions of this Agreement, at Closing, Seller shall grant to Purchaser a worldwide exclusive sub-license under its CVAC License to the extent permitted by Law pursuant to the terms of the license specified in Exhibit B (the “CVAC Sub-License”) which is to be entered into at Closing.

SECTION 2.2.

Know-How License.

(a)

Upon the terms and subject to the conditions of this Agreement, at Closing, Seller shall grant to Purchaser a non-exclusive license and sub-license (as applicable) of the Licensed Know-How to the extent permitted by Law pursuant to the terms of the license specified in Exhibit C (the “Know-How License”) which is to be entered into at Closing.

(b)

Purchaser acknowledges and agrees that Seller may retain copies of any tangible embodiments of Licensed Know-How for use in accordance with the Know-How License.

SECTION 2.3.

Purchase and Sale of Assets.

(a)

Upon the terms and subject to the conditions of this Agreement, at Closing, Seller shall sell, assign, transfer and convey to Purchaser, and Purchaser shall purchase, assume and accept from Seller, on an “as is, where is” basis, free and clear of all Encumbrances other than Permitted Encumbrances, the following listed Seller’s rights, titles and interest in and to the assets, rights and properties of every nature, kind and description, tangible and intangible, wherever located, whether or not carried on the books of Seller exclusively relating to CVAC and the CVAC Products (for the avoidance of doubt: in particular, but without limitation, the Excluded Assets are explicitly excepted) (collectively, the “Purchased Assets”) by concluding the Transfer Agreement at Closing (with regard to the Transferred Contracts only if the third party consent has been obtained until Closing pursuant to ):

(i)

all inventory of the CVAC Products and their components, wherever located, held by Seller, including raw materials, work in process, samples, packaging, supplies, carriers, matrices, cell lines, vectors, clones, services parts, ancillary devices used, for example, in methods using the CVAC Products, purchased parts and goods, damaged and fragmented or expired inventory, as listed on Schedule 2.03(a)(i) (the “Inventory”) and the machinery and equipment (including all manufacturing equipment, cell culture equipment, protein purification equipment, assembly equipment and laboratory and testing equipment used for research and development) and other tangible personal property related to the CVAC Products as well listed on Schedule 2.03(a)(i);

(ii)

all rights and incidents of interest of, and benefits accruing to, the Seller under the DBI-Development Agreement and the Supply, Distribution and Licensing Agreement between Seller and Neopharm Ltd. dated 19 February 2014 („Neopharm Agreement“ and together with the DBI-Development Agreement the “Transferred Contracts”);

(iii)

books, files, papers, correspondence, documents, databases, software, reports, laboratory notebooks, plans and records in Seller’s possession that are (aa) exclusively related to the CVAC Products, Purchased Assets relating to CVAC and Assumed Liabilities relating to CVAC; or (bb) related to the Further Know-How in particular, but without limitation, as listed in the dataroom index in the course of the due diligence as of 30 April 2016 attached as Schedule 2.03(a)(iii) (the “Transferred Books and Records”);

(iv)

all claims, causes of action, defenses and rights of offset or counterclaim (at any time or in any manner arising or existing, whether choate or inchoate, known or unknown, contingent or noncontingent) relating solely and exclusively to any of the Purchased Assets;

(v)

all of Seller's rights under warranties, indemnities and all similar rights against third parties to the extent related to any Purchased Assets;

(vi)

the goodwill of Seller relating to the Purchased Assets; and

(b)

Notwithstanding anything in  to the contrary, Seller shall not sell, convey, assign or transfer, nor cause to be sold, conveyed, assigned or transferred, to Purchaser, and Purchaser shall not purchase, and the Purchased Assets shall not include, Seller’s right, title and interest in and to any assets of Seller not expressly included in the Purchased Assets (the “Excluded Assets”), including without limitation:

(i)

the CVAC License;

(ii)

the Licensed Know-How;

(iii)

all Cash and Cash Equivalents;

(iv)

all rights of Seller and its Affiliates under this Agreement and the Ancillary Agreements;

(v)

all current and prior insurance policies of Seller and its Affiliates and all rights of any nature with respect thereto, including all insurance recoveries thereunder and rights to assert claims with respect to any such insurance recoveries;

(vi)

all prepaid expenses, credits, advance payments, claims, security, refunds, rights of recovery, rights of set-off, rights of recoupment, deposits, charges, sums and fees (including any such item relating to the payment of Taxes) relating to any of the Purchased Assets;

(vii)

all accounts and notes receivable; and

(viii)

all claims, causes of action, defenses and rights of offset or counterclaim (at any time or in any manner arising or existing, whether choate or inchoate, known or unknown, contingent or noncontingent) not relating solely and exclusively to any of the Purchased Assets.

SECTION 2.4.

Assumption and Exclusion of Liabilities.

(a)

Upon the terms and subject to the conditions set forth in this Agreement, Purchaser shall assume, and agree to pay, perform and discharge as and when due and owing, only the following Liabilities (the “Assumed Liabilities”):

(i)

any and all Liabilities arising from Purchaser’s ownership, use or operation of the Purchased Assets or the Exploitation of the CVAC Products, the CVAC Sub-License or the Know-How License after the Closing Date;

(ii)

any and all Liabilities of the Seller arising from the Transferred Contracts to the extent relating to performance thereunder following the Closing; provided, however, that Purchaser is not assuming any Liabilities of the Seller in respect of a breach of or default under, or any non-compliance with respect to, any Transferred Contract that occurred on or before, or that relates to or commenced during any period prior to, the Closing Date; and

(iii)

any Liabilities of the Purchaser or any of its Affiliates arising or incurred in connection with the negotiation, preparation, investigation and performance of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, including, without limitation, fees and expenses of counsel, accountants, consultants, advisors and others.

(b)

Seller shall retain, and shall be responsible for paying, performing and discharging as and when due and owing, and Purchaser shall not assume or have any responsibility for, the Excluded Liabilities.  “Excluded Liabilities” means all Liabilities of the Seller, other than Assumed Liabilities, including the following:

(i)

all Liabilities relating to or arising out of the Excluded Assets;

(ii)

any and all Liabilities arising from Seller’s ownership, use or operation of the Purchased Assets or the Exploitation of the CVAC Products or the Licensed Know-How on or before the Closing Date;

(iii)

all accounts payable, Taxes and other accrued expenses of Seller, any of Seller’s Affiliates or any other Person (whether direct or as a result of successor liability, transferee liability, joint and several liability or contractual liability), except as expressly provided in this Agreement;

(iv)

all Encumbrances on the Purchased Assets, other than the Permitted Encumbrances;

(v)

all Liabilities arising from accidents, occurrences, misconduct, negligence, breach of fiduciary duty or statements made or omitted to be made (including libelous or defamatory statements) on or prior to the Closing Date, or as a result of any Action, whenever initiated, relating to any of the foregoing, including any such Liability for (i) infringement or misappropriation of any Intellectual Property or any other rights of any Person (including any right of privacy or publicity); (ii) breach of product warranties; (iii) injury, death, property damage or other losses arising with respect to or caused by any products or services manufactured, made, designed, maintained, supported, developed, sold, licensed, marketed or otherwise distributed by the Seller, or the manufacture or design of such products; or (iv) violations of any Law or Government Order;

(vi)

all Liabilities incurred in connection with shutting down, uninstalling and removing equipment not purchased by Purchaser;

(vii)

all Liabilities associated with any Contract that is not a Transferred Contract;

(viii)

all Liabilities associated with any Contract that is a Transferred Contract to the extent such Liabilities accrued, arose out of or related to events, facts or circumstances that occurred on or prior to the Closing Date;

(ix)

all Liabilities associated with debt, loans or credit facilities of Seller or any of its Affiliates owing to financial institutions;

(x)

Seller’s obligations under this Agreement; and

(xi)

any Liabilities of Seller or any of its Affiliates arising or incurred in connection with the negotiation, preparation, investigation and performance of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, including, without limitation, fees and expenses of counsel, accountants, consultants, advisors and others.

SECTION 2.5.

Non-Assignable Assets.

(a)

Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign or transfer any Purchased Asset that is not assignable or transferable by Law or without the consent of any Person, other than Seller, Purchaser or any of their respective Affiliates, to the extent that such consent shall not have been given prior to the Closing (each, a “Nonassigned Asset”); provided, however, that Seller with respect to the Purchased Assets that cannot be assigned or transferred without consent shall use, both prior to and for twelve (12) months after the Closing, commercially reasonable efforts to obtain, and Purchaser shall use its commercially reasonable efforts to assist and cooperate with Seller in connection therewith, all necessary consents to the assignment and transfer of each Nonassigned Asset, and shall keep Purchaser reasonably informed as to the status of such efforts; provided, further, that none of Seller, Purchaser or any of their respective Affiliates shall be required to pay money to any Third Party, commence any litigation or offer or grant any accommodation (financial or otherwise) to any Third Party in connection with such efforts.  With respect to any Nonassigned Asset for which consent is required for the assignment or transfer, for a period beginning on the Closing Date and ending on the earlier of (i) the time such requisite consent is obtained and such Nonassigned Asset is transferred and assigned to Purchaser or (ii) the date that is twenty four (24) months after the Closing Date, Seller shall use commercially reasonable efforts to provide to Purchaser substantially comparable benefits thereof and shall enforce, at the request of and for the benefit of Purchaser, any rights of Seller arising thereunder against any Person, including the right to seek any available remedies or to elect to terminate in accordance with the terms thereof upon the advice of Purchaser.  To the extent that Seller provides Purchaser with benefits of any Nonassigned Asset, Purchaser shall perform, at reasonably directed by Seller, the related obligations of Seller thereunder.

SECTION 2.6.

Expense Consideration.

(a)

Expense Consideration.  The Expense Consideration for the expenses of Seller shall be $100,000 (the “Expense Consideration”), which shall be paid by Purchaser to Seller within fifteen days (15) of the Closing Date (50%) and 3 months thereafter (50%).

(b)

Equity Participation.

(i)

Initial Stock Issuance.  As consideration for any asset related to the Further Know-How, i.e. (aa) the Further Know-How and (bb) the Purchased Assets related to the Further Know-How (i.e. in particular, but without limitation, the DBI-Development Agreement Agreement and the Transferred Books and Records relating to the Further Know How as described in (bb)), on the Closing Date, Purchaser shall issue to Seller  1,980,000 shares of Series A Preferred Stock in the Purchaser representing nine point nine percent (9.9%) of the outstanding capital stock in the Purchaser on a fully converted basis (currently equivalent to 3,960,000 shares of Common Stock), which shares shall be duly authorized and validly issued and considered fully paid and non-assessable, with appropriate legends with a full anti-dilution protection for the first $ 20,000,000.00  equity financing raised. Purchaser shall grant to Seller an options to purchase shares of Common Stock of Purchaser representing up to five percent (5%) of the issued and outstanding capital stock of Purchaser exercisable upon the next equity financing round but no later than the fourth anniversary of the Closing Date, at a purchase price equal to a 25% premium to the pre -money per share valuation of the Purchaser in this financing round.

(ii)

Anti-Dilutive Issuances.  After the Closing Date, Purchaser shall immediately issue to Seller, for no additional consideration, any additional shares of Common Stock necessary to ensure that the total number of shares of capital stock of Purchaser issued to Seller (whether or not subsequently sold or transferred) does not at any time prior to, or upon the occurrence of, a Successful Financing represent less than the Threshold Level.  Such additional shares of Common Stock shall be issued to Seller concurrently with the issuance by Purchaser of any shares of Common Stock, Options or Convertible Securities other than Exempt Securities.  Any such additional shares of Common Stock, when issued in accordance with this Section 2.06(b)(ii), shall be duly authorized and validly issued and considered fully paid and nonassessable.  Purchaser’s obligation to make additional issuances of Common Stock to Seller pursuant to this  shall continue until (x) all of the shares of capital stock to be issued in connection with a minimum equity financing of $ 20,000,000.00 (“Successful Financing”) have been issued and (y) Seller has been issued all of the shares required to be issued pursuant to this  to ensure that its interests are not diluted as a result of the Successful Financing.  Notwithstanding anything in this  to the contrary, in no event shall Seller be entitled to receive, pursuant to this , a number of shares representing more than the Threshold Level at and as of the occurrence of a Successful Financing, even if a Successful Financing occurs during the course of a transaction or series of transactions and, after the Successful Financing, Purchaser issues additional shares of capital stock in connection with such transaction or transactions, as the case may be.  Purchaser shall maintain or increase the number of authorized shares of Common Stock in order to issue to Seller such additional shares of Common Stock in accordance with this .  For so long as Purchaser is obligated to make additional issuances of Common Stock to Seller pursuant to this , Purchaser shall deliver to Seller within sixty (60) days after the end of each Calendar Quarter a statement setting forth:  (A) the number of shares of each class and series of capital stock of Purchaser and the number of securities convertible into or exercisable for such shares of capital stock, outstanding at the end of such Calendar Quarter; (B) the number of shares of Common Stock issuable upon conversion or exercise of any outstanding Options, warrants or other securities that are convertible or exercisable for Common Stock, and the exchange ratio or exercise price applicable thereto; and (C) the total number of shares of capital stock of Purchaser in the employee stock option pool, in each case ((A) through (C)) in sufficient detail to permit Seller to calculate its percentage equity ownership of Purchaser and certified as being true, complete and correct by the chief financial officer or chief executive officer of Purchaser in his or her official capacity.

(iii)

Lock-Up.  Seller hereby agrees that it will not, without the prior written consent of Purchaser, which shall not be unreasonably withheld, during the period of 18 months commencing on the Closing Date(A) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock held immediately prior to the effectiveness of the registration statement for the offering or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Common Stock, whether any such transaction described in clause (A) or clause (B) above is to be settled by delivery of shares of Common Stock, in cash or otherwise.  The foregoing provisions of this Section 2.06(b)(iii) shall not apply to the sale of any shares of Common Stock to an underwriter pursuant to an underwriting agreement and shall only be applicable to Seller if all officers, directors and holders of more than one percent (1%) of the outstanding shares of Common Stock (after giving effect to the conversion of all Convertible Securities) enter into similar agreements.  The underwriters in connection with the offering are intended third party beneficiaries of this Section 2.06(b)(iii) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.  Seller further agrees to execute such agreements as may be reasonably requested by Purchaser or any underwriter that are consistent with this Section 2.06(b)(iii) or that are necessary to give further effect hereto.  In order to enforce the covenants set forth in this Section 2.05(b)(iii), Purchaser may impose stop-transfer instructions with respect to the shares of Common Stock held by Seller until the end of such restricted period.

(iv)

Board Seat: As long as the Seller holds more than 5% of Purchaser’s outstanding capital stock but at least for a period of one year from the Closing Date, Seller shall be entitled to have one Board seat at Purchaser. Purchaser shall be obliged to procure that all future shareholders of Purchaser are legally bound to obey this right of Seller and to participate within their legal powers in appointing/revoking/replacing the person designated by Seller for such Board seat as per the instructions of Seller.

(v)

Tag Along Right: Seller shall have the right in each case of Joe Hernandez and/or Affiliates selling shares in Purchaser that Joe Hernandez and/or Affiliates respectively make their best effort that Seller can tag along in such sale on a pro rata-basis.

SECTION 2.7.

(a)

Development Milestone Payments.  Within the Royalty Term and upon the terms and subject to the conditions of this Agreement, Purchaser shall make (or cause to be made) as consideration for any asset relating to CVAC, i.e. (aa) the CVAC Sub-License; (bb) the Know-How License (except for the Further Know-How); and (cc) the Purchased Assets relating to CVAC (i.e. in particular, but without limitation, the Neopharm Agreement and the Transferred Books and Records relating to CVAC as described in (aa)) each of the one-time, non-refundable, non-creditable payments set forth below (each, a “Development Milestone Payment”) to Seller no later than thirty (30) days following the first occurrence of the corresponding milestone event set forth below (each a “Development Milestone Event”).  For the sake of clarity, (i) each Development Milestone Payment shall become due and payable upon the first occurrence of the corresponding Development Milestone Event, regardless of whether such Development Milestone Event is achieved by Purchaser or by a Purchaser Related Party,(ii) the following milestones apply individually- with the exception of milestone 6 – to two indications (eg second remission ovarian cancer and pancreatic cancer).  Example: based on the assumption that second remission ovarian canceer will start directly with Phase III, the aggregate amount of the Development Milestone Payments payable pursuant to this Section 2.07(a) shall not exceed *** for ovarian cancer and *** for the second cancer indication. A one off milestone of *** will be payable on first commercial sale in a third indication.

Development Milestone Event	Development Milestone Payment
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

(b)

Commercial Milestone Payments.  Within the Royalty Term and upon the terms and subject to the conditions of this Agreement, Purchaser shall make (or cause to be made) each of the one-time, non-refundable, non-creditable payments set forth below (each, a “Commercial Milestone Payment”) to Seller no later than thirty (30) days following the first occurrence of the corresponding milestone event set forth below (each a “Commercial Milestone Event”).  For the sake of clarity, (i) each Commercial Milestone Payment shall become due and payable upon the first occurrence of the corresponding Commercial Milestone Event, regardless of whether such Commercial Milestone Event is achieved by Purchaser or by a Purchaser Related Party, and (ii) the aggregate amount of the Commercial Milestone Payments payable pursuant to this Section 2.07(b) shall not exceed ***.

Commercial Milestone Event	Commercial Milestone Payment
***	***
***	***
***	***
***	***
***	***

(c)

Contingent Payments I.  Upon the terms and subject to the conditions of this Agreement, on a Covered Product-by-Covered Product basis, Purchaser shall pay (or cause to be paid) to Seller with respect to Net Sales of each Covered Product, an amount equal to (the “Contingent Payments I”):

(i)

***

(ii)

***

(iii)

***.

By way of example only, if, during a Calendar Year, the Net Sales of a Covered Product were ***.

Purchaser shall pay (or cause to be paid) the Contingent Payments I to Seller with respect to each Calendar Quarter within ninety (90) days after the end of such Calendar Quarter, and each such Contingent Payment I shall be accompanied by a report that sets forth the Net Sales of all Covered Products in the Territory during such Calendar Quarter and the amount payable to Seller (each such report, a “Net Sales Report”).

(d)

Contingent Payments II. Purchaser shall pay to Seller *** of the revenue generated by Purchaser from such DBI-Sub-Licensees to which Seller has introduced the ICAN System which are listed in Schedule 2.07(d), or affiliates of those listed persons/entities (the “Contingent Payments II”).

Purchaser shall pay (or cause to be paid) the Contingent Payments II to Seller with respect to each Calendar Quarter within ninety (90) days after the end of such Calendar Quarter, and each such Contingent Payment II shall be accompanied by a report that sets forth the DBI-Revenues during such Calendar Quarter and the amount payable to Seller (each such report, a “DBI-Revenue Report”).

(e)

Performance by Purchaser Related Parties.  The Parties acknowledge that obligations under this Agreement may be performed by Affiliates of Purchaser. Purchaser guarantees performance of this Agreement by its Affiliates, notwithstanding any assignment to Affiliates in accordance with  of this Agreement. Wherever in this Agreement the Parties delegate responsibility to Affiliates or local operating entities, the Parties agree that the Affiliates/entities may not make decisions inconsistent with this Agreement, nor amend the terms of this Agreement or act contrary to its terms in any way. In case any Affiliate of a Party materially breaches this Agreement, the non-breaching Party will have the right to bring a cause of action directly against the other Party whether or not its Affiliate is named as a defendant in that action.

(f)

Agreements with Purchaser Related Parties.  Any agreement between Purchaser and any Purchaser Related Party under which such Purchaser Related Party acquires any rights to the Purchased Assets or any Covered Product (including rights under the CVAC Sub-License) shall (i) be consistent with the terms and conditions of this Agreement; (ii) not in any way diminish, reduce or eliminate any obligations of Purchaser under this Agreement (in particular but without limitation the obligation under ); (iii) require such Purchaser Related Party to provide Purchaser with all information required to prepare the Net Sales Reports; (iv) require such Purchaser Related Party to comply with all applicable terms of this Agreement, including the obligation to maintain books and records consistent with the terms of  and to permit audits of Financial Records pursuant to .  Subject to , such agreement may include the assignment of certain rights under this Agreement, and delegation of certain obligations under this Agreement, of Purchaser to such Purchaser Related Party, provided that Purchaser shall remain liable for the performance of such obligations by such Purchaser Related Party.  Purchaser shall provide Seller with a copy of any such agreement within thirty (30) days after the execution thereof. Purchaser may neither sell nor sublicense nor in any other way grant rights to the Purchased Assets or any Covered Product (including rights under the CVAC Sub-License and the Know-How License) as part of an Asset Deal without the prior written consent of Seller. However, the Purchaser may enter into an interest purchase agreement (M&A transaction) without prior authorization of Seller.

(g)

Payment Terms.

(i)

Method of Payment.  Each payment under this Agreement shall be made by electronic transfer in immediately available funds via either a bank wire transfer, an automated clearing house (ACH) mechanism, or any other means of electronic funds transfer, at Purchaser’s election, to such bank account as Seller shall designate in a notice at least five (5) Business Days before the payment is due.

(ii)

Currency.  All payments due under this Agreement shall be made in Australian dollars.  Whenever, for the purposes of calculating Contingent Payments, conversion from any foreign currency will be required, all amounts will first be calculated in the currency of sale and then converted into Australian dollars by applying Seller’s customary and usual currency conversion procedures, consistently applied.

(iii)

Blocked Payments.  If, at any time, legal restrictions prevent the prompt remittance of part or all Contingent Payments with respect to any country in the Territory where any Covered Product is sold, Contingent Payments shall continue to be accrued in such country and Net Sales in such country shall continue to be reported, but such Contingent Payments will not be paid until they may be removed from the country or, at Seller’s request, shall be paid in the local currency into a local bank designated by Seller for the account of Seller.  If such Contingent Payments are accrued, then at such time as Purchaser or Purchaser Related Party, as applicable, is able to remove currency from such country it shall also remove and pay such Contingent Payments accrued on Seller’s behalf.

(iv)

Record Keeping.  Purchaser shall keep, and shall cause Purchaser Related Parties to keep, books and accounts of record in connection with the sale of Covered Products in the Territory, including records of Net Sales, exchange rates and royalty payments (collectively, the “Financial Records”), in accordance with GAAP and in sufficient detail to permit accurate determination of all figures necessary for verification of Commercial Milestone Payments and Contingent Payments to be made to Seller hereunder.  Purchaser shall maintain, and shall cause Purchaser Related Parties to maintain, such Financial Records for a period of at least three (3) years after the end of the Calendar Quarter in which they are generated.

(v)

Audits.  Upon thirty (30) days prior written notice from Seller, Purchaser shall permit an independent certified public accounting firm of nationally recognized standing selected by Seller and reasonably acceptable to Purchaser, to examine, at Seller’s sole expense, the relevant Financial Records of Purchaser and the Purchaser Related Parties for the purpose of verifying the Net Sales Reports, DBI-Revenue Reports and the Commercial Milestone Payments and Contingent Payments made to Seller hereunder.  Seller shall be entitled to conduct an audit in accordance with this Section  not more than once in any Calendar Year and such audit shall be limited to the pertinent Financial Records from any Calendar Year ending not more than three (3) years prior to the date of the request.  The accounting firm shall be provided access to such Financial Records at the facility(ies) of Purchaser and the Purchaser Related Parties where such Financial Records are normally kept and such audit shall be conducted during the normal business hours of Purchaser or the Purchaser Related Party, as applicable.  The accounting firm shall enter into a confidentiality agreement with Purchaser on terms substantially similar to those set forth in  prior to being provided access to any Financial Records.  Upon completion of the audit, the accounting firm shall provide Seller and Purchaser with a written report disclosing any discrepancies in the Net Sales Reports, DBI-Revenue Reports, Commercial Milestone Payments or Contingent Payments, if any, and in each case, the specific details concerning any discrepancies.  Any information provided by Purchaser or the Purchaser Related Parties to the accounting firm and the written report provided by the accounting firm shall be deemed to be Confidential Information for purposes of this Agreement.

(vi)

Underpayments/Overpayments.  If a report of an independent certified public accounting firm submitted to the Parties in accordance with Section  shows any underpayment of Commercial Milestone Payments or Contingent Payments, Purchaser shall remit (or cause to be remitted) to Seller within thirty (30) days after receipt of such report by Purchaser, (x) the amount of such underpayment and (y) if such underpayment exceeds five percent (5%) of the total amount owed to Seller for the Calendar Year then being audited, the reasonable fees and expenses of such accounting firm performing the audit, subject to reasonable substantiation thereof.  If such accounting firm’s written report shows any overpayment of Commercial Milestone Payments or Contingent Payments, Purchaser shall receive a credit equal to such overpayment against the Commercial Milestone Payments or Contingent Payments otherwise payable to Seller or a refund in immediately available cash, as specified by Purchaser.

(vii)

Interest.  Any payment of any sums due and payable to Seller hereunder that is more than forty-five (45) days past due shall be subject to interest at an annual percentage rate of Prime Rate plus two percent (2%) if such payment is not made within forty-five (45) days of Purchaser’s receipt of notice that such amount is past due.  Likewise, any overpayment that is not refunded within forty-five (45) days after the date upon which notice of such overpayment was received shall thereafter be subject to interest at an annual percentage rate of Prime Rate plus two percent (2%).  Notwithstanding the preceding, if a Party contests any amounts due hereunder in good faith and promptly notifies the other Party of such dispute, interest shall not accrue as to amounts being so contested until forty-five (45) days following the presentation of such notice to the other Party.

(viii)

Late Payment Collection.  If a Party (for purposes of this , the “Notifying Party”) determines in good faith that another Party failed to pay any sum (in immediately available funds) when due and owing (for purposes of this , the “Notified Party”), then, the Notifying Party shall promptly send written notice of such determination to the Notified Party.  If the Notified Party either (i) acknowledges that such amounts are due and owing but fails to make such payment within five (5) Business Days of receiving such notice or (ii) denies that such amounts are due, the Notified Party shall reimburse the Notifying Party for all costs incurred in collecting any payments conclusively determined to have been overdue and related interest, including, without limitation, reasonable attorneys’ fees, legal costs, court costs and collection agency fees; provided, however, that if a court or neutral arbiter determines that no amounts had been due or owing at the time the Notifying Party delivered its notice to the Notified Party, the Notifying Party will reimburse the Notified Party for all costs incurred in defending itself, including, without limitation, reasonable attorneys’ fees, legal costs, court costs and collection agency fees.  For the avoidance of doubt, any amounts paid pursuant this  will not also be deemed Losses for the purposes of indemnification under Article VI.

(ix)

Taxes.  All payments under this Agreement shall be made without any deduction or withholding for or on account of any Tax.  The net amount of any payment by Purchaser or Purchaser Related Party to Seller under this Agreement shall be in the amount specified under this Agreement, after deduction or withholding for or on account of any Tax paid by Purchaser or any Purchaser Related Party, which shall not reduce the amount of the required payment.

SECTION 2.8.

Obligation to found a subsidiary.

Purchaser is obliged to commercialize CVAC for Germany via a subsidiary with registered seat in Leipzig (Saxony) to be established as sonn as possible but no later than in 6 months after Closing.

SECTION 2.9.

Closing.

Subject to the terms and conditions of this Agreement, the sale and purchase of the Purchased Assets and the assumption of the Assumed Liabilities contemplated by this Agreement (the “Closing”) shall take place on the Effective Date, or on such other date as the Parties may mutually agree upon.  The date on which the Closing occurs is called the “Closing Date.”

SECTION 2.10.

Closing Deliveries by Seller.

At the Closing, Seller shall deliver or cause to be delivered to Purchaser:

(a)

an executed counterpart of the Transfer Agreement;

(b)

an executed counterpart of the CVAC Sub-License;

(c)

subject to  and , the tangible Purchased Assets by leaving them at the premises where they are located;

(d)

an executed counterpart of the Know-How License;

(e)

an executed counterpart of the New License;

(f)

certified copies or originals of all Transferred Contracts;

SECTION 2.11.

 Closing Deliveries by Purchaser.

At the Closing, Purchaser shall deliver to Seller:

(a)

$50,000 of the Expense Consideration by wire transfer in immediately available funds to an account designated in writing by Seller, payable within 14 days after signing of this Agreement (therefore the $50,000 of the Expense Consideration need to be available on the bank account of Seller on 26 May 2016);

(b)

executed counterpart of the Transfer Agreement;

(c)

executed counterpart of the CVAC Sub-License;

(d)

executed counterpart of the Know-How License;

(e)

executed counterpart of the New License;

(f)

appropriate resolutions approving this Agreement and the transactions contemplated hereby, certified by an appropriate party;

(g)

a certificate from the Secretary of State of the State of Nevada as to Purchaser’s good standing and payment of all applicable taxes;

(h)

evidence that Purchaser has collected a financing for the Purchaser amounting to a minimum of $ 100,000.00

(i)

a stock certificate representing 1,980,000 shares of Series A Preferred Stock of Purchaser equivalent to nine point nine percent (9.9%) of the outstanding capital stock in the Purchaser (currently equivalent to 3,960,000 shares of Common Stock), which shares shall be duly authorized and validly issued and considered fully paid and non-assessable, with appropriate legends with a full anti-dilution protection for the first $ 20,000,000.00 equity financing raised subsequent to Closing; and

(j)

an option certificate, duly executed by Purchaser, granting to Seller an option to purchase shares of Common Stock of Purchaser representing up to five percent (5%) of the issued and outstanding capital stock of Purchaser exercisable upon the next equity financing round but no later than the fourth anniversary of the Closing Date, at a purchase price equal to a 25% premium to the pre-money valuation of the Purchaser in this financing round).

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as of the Effective Date, as follows.

SECTION 3.1.

Organization; Good Standing and Qualification; Authority and Binding Effect.

(a)

Seller is a public limited liability company incorporated under the Australian Corporations Act 2001 (Cth) and has all necessary power and authority (i) to own, lease, and operate its properties, (ii) to carry on its business as it is now conducted, and (iii) to enter into this Agreement and each Ancillary Agreement to which it is a party, subject to consents in relation to Transferred Contracts, and to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  Seller is duly licensed or qualified to do business in all jurisdictions in which such license or qualification is required, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect.

(b)

The execution and delivery of this Agreement and the Ancillary Agreements by Seller, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been, or will have been at the Closing, duly authorized by all requisite corporate action on the part of Seller.

(c)

This Agreement has been, and upon their execution the Ancillary Agreements to which it is a party shall have been, duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Purchaser) this Agreement constitutes, and upon their execution the Ancillary Agreements shall constitute, legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar Laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

SECTION 3.2.

No Conflict.

Except as may result from any facts or circumstances relating solely to Purchaser, the execution, delivery and performance of this Agreement and the Ancillary Agreements by Seller to the Knowledge of Seller do not and will not (a) violate, conflict with or result in a breach of the constituent documents of Seller in any material respect, (b)  result in a material conflict with or a material violation of any Law or Governmental Order applicable to Seller or the Purchased Assets or (c) conflict with, result in any material breach of, constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on the Purchased Assets, or give to others any rights of termination, acceleration or cancellation (except for the Transferred Contracts) of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Seller is a party or to which the Purchased Assets are subject, except, in the case of clauses (b) and (c), as would not materially and adversely affect the ability of Seller to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement and the Ancillary Agreements

SECTION 3.3.

Governmental Consents and Approvals.

The execution, delivery and performance of this Agreement and each Ancillary Agreement by Seller do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any Governmental Authority, except (a) where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not (i) prevent or materially delay the consummation by Seller of the transactions contemplated by this Agreement and the Ancillary Agreements or (ii) have a material adverse effect, or (b) as may be necessary as a result of any facts or circumstances relating solely to Purchaser or any of its Affiliates, or (c) any other approvals as may be necessary under ASX Listing Rules or the Corporations Act (d) in case Purchaser does not comply with its obligation pursuant to  regarding the subsidy provided by Sächsische Aufbaubank to Seller with grant approval decisions on 11 March 2013.

SECTION 3.4.

Litigation.

As of the Effective Date, there is no Action pending, by or against Seller or any of its Affiliates, or to the Knowledge of Seller, threatened, before any Governmental Authority, (a) relating to the Purchased Assets or the CVAC Products or (b) which could affect the legality, validity or enforceability of this Agreement, any Ancillary Agreement or the consummation of the transactions contemplated hereby, and Seller is not aware that there is any basis for the foregoing.

SECTION 3.5.

Compliance with Laws.

As of the Effective Date:

(a)

Seller is in material compliance with all material Laws applicable to the ownership or operation of the Purchased Assets;

(b)

Seller is in compliance in all material respects with the obligations imposed on it under the Transferred Contracts;

(c)

Seller is not in violation of any material term of its constituent documents; and

(d)

there are no Actions pending or, to Seller’s Knowledge, threatened which question the legality or propriety of the transactions contemplated by this Agreement or which materially impairs the ability of Seller to perform its obligations hereunder, and Seller is not aware that there is any basis for the foregoing.

SECTION 3.6.

Intellectual Property.

(a)

The Licensed IP constitutes all Intellectual Property legally disposable and owned by or licensed to Seller that is necessary or useful to Exploit the CVAC Products.  Seller owns all right, title, and interest in and to, or has a license to use, all of the Licensed IP, free and clear of all Encumbrances, other than Permitted Encumbrances. Seller has taken reasonable measures to maintain in confidence all trade secrets and confidential information comprising a part of the Licensed IP.

(b)

To the Knowledge of Seller, (i) no infringement, misappropriation, or violation of any Licensed IP, or any rights of publicity or privacy relating to the use of names, likenesses, voices, signatures or biographical information, of any other Person has occurred or results in any way from Seller’s Exploitation of the CVAC Products; (ii) no claim of any infringement, misappropriation or violation of any Licensed IP or any such rights of any other Person has been made or asserted in respect of Seller’s Exploitation of the CVAC Products; (iii) no claim of invalidity of any Licensed IP owned by Seller has been made by any other Person; (iv) no proceedings are pending, threatened that challenge the validity, enforceability, ownership or use of any Licensed IP owned by Seller; and (v) Seller has not had notice of any basis for, a claim against Seller that Seller’s Exploitation of the CVAC Products infringe, misappropriate, or violate any Intellectual Property of any other Person.

(c)

To Seller’s Knowledge, all registration, maintenance and renewal fees currently due in connection with the Licensed IP have been paid and all documents, recordations and certificates in connection with the Licensed IP currently required to be filed have been filed with the relevant patent office or other authorities in Australia or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining and perfecting the Licensed IP.

(d)

Since 31st of Dec 2015 Seller has not brought nor been a party to any claims, suits, arbitrations or other adversarial proceedings with respect to the Licensed IP against any Third Party, nor has Seller threatened any such action against any Third Party.

(e)

To the Knowledge of Seller all employees, agents, consultants or independent contractors who have contributed to or participated in the creation or development of any Seller-owned Licensed IP (i.e. CVAC Intellectual Property under the CVAC Sub-License are excluded as Burnet Institute is owner of the CVAC Intellectual Property) on behalf of Seller either: (i) created such materials in the scope of his or her employment or (ii) is a party to a “work-for-hire” agreement or similar agreement under which Seller is deemed to be the original owner/author of all rights, title and interest therein; and in either case has executed an assignment or an agreement to assign in favor of Seller (or such predecessor in interest, as applicable) of all right, title and interest in such material. To the Knowledge of Seller, no current or former employee, consultant or independent contractor of Seller has any right, title, claim or interest in, to or under any Licensed IP owned or developed by Seller that has not been exclusively assigned and transferred to Seller.

SECTION 3.7.

Title; Sufficiency of Assets.

(a)

Seller and/or its Affiliates have good and marketable title to all of the Purchased Assets (except for the trademarks, trade names and logos listed in the Know-How License which are owned by Prima BioMed IP Pty Ltd.), free and clear of all Encumbrances, other than Permitted Encumbrances.  Except for the Excluded Assets, the Purchased Assets include all of the tangible personal properties, Intellectual Property and other assets owned or leased by Seller that are solely and exclusively related to the CVAC Products.  This  does not relate to Intellectual Property, which is the subject of .

(b)

To the Knowledge of the Seller, the Purchased Assets include all the assets necessary to permit Purchaser to carry on and conduct the Exploitation of the CVAC Products in a way as conducted per today in compliance with all Laws and to perform all Assumed Liabilities.

SECTION 3.8.

Taxes.

(i) Seller has timely filed (taking into account any valid extensions) all Tax Returns required to be filed relating to the Purchased Assets, all such Tax Returns are complete and accurate, and all Taxes shown to be due on such Tax Returns have been timely paid; (ii) all Taxes (whether or not shown on any Tax Return) owed by Seller relating to the Purchased Assets and required to be paid on or before the Closing Date have been or will be timely paid; (iii) Seller has not waived any statute of limitations in respect of Taxes relating to the Purchased Assets (and no request for any such waiver is currently pending); (iv) none of the Tax Returns referred to in clause (i) have been examined by the IRS or the appropriate state, local or foreign Taxing Authority; (v) there is no action, suit, investigation, audit, claim or assessment pending or, to Seller’s Knowledge, proposed or threatened with respect to Taxes of Seller and no valid basis exists therefor; (vi) all material deficiencies asserted or assessments made as a result of any examination of the Tax Returns referred to in clause (i) have been paid in full; (vii) there are no liens for Taxes upon the Purchased Assets except liens relating to current Taxes not yet due; (viii) Seller has never participated in a “listed transaction” within the meaning of Treasury Regulation 1.6011-4; and (ix) Seller has not participated in a transaction which does not have economic substance within the meaning of section 7701(o) of the Code and applicable common law.

SECTION 3.9.

No Brokers.

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based upon arrangements made by or on behalf of Seller or any of its Affiliates.

SECTION 3.10.

Governmental Permits.

(a)

Seller owns, holds or possesses all licenses, franchises, grants, charters, permits, privileges, immunities, approvals, easements, variances, exceptions, consents, certificates, clearances and other authorizations from Governmental Authorities which are necessary or appropriate to entitle it to own or lease, operate and use its assets and to carry on and conduct its Exploitation of the CVAC Products in a way as conducted per today (herein collectively called “Governmental Permits”).  No violations have been recorded in respect of any Governmental Permits, and Seller is not aware that there is any basis therefor.  No fines or penalties are due and payable in respect of any Governmental Permit or any violation thereof and all fees and charges with respect to such Permits have been paid in full.

SECTION 3.11.

Environmental Matters.

Seller’s past and present operations with respect to the Purchased Assets have complied in all material respects, and are in compliance in all material respects, with all applicable Environmental Laws.  Seller is not required by applicable Environmental Law to obtain any Governmental Permit for the conduct of Seller’s business.

SECTION 3.12.

Contracts.

(a)

Each of the Transferred Contracts constitutes a valid and binding obligation of the Seller and is, unless terminated in accordance with the terms and conditions provided in the applicable Transferred Contract and not as a result of a breach or default by Seller thereunder, in full force and effect, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).  Neither Seller nor, to Seller’s Knowledge, any other party to any Transferred Contract, is in material breach or violation of, or default under, or has repudiated any provision of, any Transferred Contract.

SECTION 3.13.

Full Disclosure.

To Seller’s Knowledge, neither this Agreement nor any of the other Ancillary Agreements, (a) contains or will contain as of the Closing Date any untrue statement of fact or (b) omits or will omit to state any material fact necessary to make any of the representations, warranties or other statements or information contained herein or therein (in light of the circumstances under which they were made) not misleading.  To Seller’s Knowledge, all information regarding Seller or Seller’s properties, assets (including the Purchased Assets), operations, businesses, Liabilities, financial performance, net income and prospects that has been furnished to Purchaser or any of its Representatives by or on behalf of Seller or any of Seller’s Representatives, is accurate, correct and complete in all material respects.

SECTION 3.14.

Purchase Entirely for Own Account.

The Common Shares will be acquired for investment for Seller’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, Seller further represents that Seller does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any Third Party, with respect to any of the Common Shares.  Seller has not been formed for the specific purpose of acquiring the Common Shares.  Seller acknowledges that this Agreement is made with Seller in reliance upon the foregoing representations, which by Seller’s execution of this Agreement, Seller hereby confirms.

SECTION 3.15.

Disclosure of Information.

Seller has had an opportunity to discuss Purchaser’s business, management, financial affairs and the terms and conditions of the offering of the Common Shares with Purchaser’s management and has had an opportunity to review Purchaser’s facilities.

SECTION 3.16.

Restricted Securities.

Seller understands that the Common Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Seller’s representations as expressed herein.  Seller understands that the Common Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Seller must hold the Common Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Seller acknowledges that Purchaser has no obligation to register or qualify the Common Shares for resale.  Seller further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Common Shares, and on requirements relating to Purchaser which are outside of Seller’s control, and which Purchaser is under no obligation and may not be able to satisfy. The Purchaser and Seller agree to negotiate, in good faith, customary registration rights with respect to the Common Shares held by the Seller upon commercialization of a Covered Product.

SECTION 3.17.

Legends.

Seller acknowledges that the Common Shares shall bear legends reflecting appropriate restrictions on transfer as described herein.

SECTION 3.18.

Accredited Investor.

Seller is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

SECTION 3.19.

No Other Representations or Warranties.

EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS , NEITHER SELLER, ITS AFFILIATES NOR ANY OTHER PERSON MAKES ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY ON BEHALF OF SELLER.  SUBJECT TO THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS , PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT PURCHASER IS PURCHASING THE PURCHASED ASSETS IN AN “AS IS” AND “WHERE IS” BASIS AND IN RELIANCE ON ONLY THOSE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY SET FORTH IN THIS ARTICLE III.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as of the Effective Date as follows:

SECTION 4.1.

Organization and Authority of Purchaser.

(a)

Purchaser is a corporation duly formed, validly existing and in good standing under the laws of Nevada and has all necessary power and authority (i) to own, lease, and operate its properties, (ii) to carry on its business as it is now conducted, and (iii) to enter into this Agreement and each Ancillary Agreement to which it is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  Purchaser is duly licensed or qualified to do business in all jurisdictions in which such license or qualification is required, except for those jurisdictions in which failure to do so would not have a material adverse effect.

(b)

The execution and delivery of this Agreement and the Ancillary Agreements by Purchaser, the performance by Purchaser of its obligations hereunder and thereunder and the consummation by Purchaser of the transactions contemplated hereby and thereby have been, or will have been at the Closing, duly authorized by all requisite corporate action on the part of Purchaser.

(c)

This Agreement has been, and upon their execution the Ancillary Agreements to which it is a party shall have been, duly executed and delivered by Purchaser, and (assuming due authorization, execution and delivery by Seller) this Agreement constitutes, and upon their execution the Ancillary Agreements shall constitute, legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar Laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

SECTION 4.2.

No Conflict.

Except as may result from any facts or circumstances relating solely to Seller, the execution, delivery and performance of this Agreement and the Ancillary Agreements by Purchaser do not and will not (a) violate, conflict with or result in the breach of the certificate of incorporation of Purchaser, (b) conflict with or violate any Law or Governmental Order applicable to Purchaser or (c) require any consent under any contract, except, in the case of clauses (b) and (c), as would not materially and adversely affect the ability of Purchaser to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement and the Ancillary Agreements.

SECTION 4.3.

Governmental Consents and Approvals.

The execution, delivery and performance by Purchaser of this Agreement and each Ancillary Agreement to which Purchaser is a party do not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority, except (a) where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent or materially delay the consummation by Purchaser of the transactions contemplated by this Agreement and the Ancillary Agreements or have a material adverse effect, or (b) as may be necessary as a result of any facts or circumstances relating solely to Seller or any of its Affiliates.

SECTION 4.4.

Litigation.

As of the Effective Date, there is no Action, by or against Purchaser or any of its Affiliates, or to the Knowledge of Purchaser, threatened in writing, before any Governmental Authority, which could affect the legality, validity or enforceability of this Agreement, any Ancillary Agreement or the consummation of the transactions contemplated hereby.

SECTION 4.5.

No Brokers.

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser or any of its Affiliates.

SECTION 4.6.

Capitalization.

(a)

Schedule 4.06(a) sets forth, as of the Closing Date, with respect to Purchaser, (i) the number of authorized shares of each class of its capital stock, (ii) the number of issued and outstanding shares of each class of its capital stock and (iii) the number of shares of each class of its capital stock which are held in treasury.

(b)

All of the issued and outstanding shares of capital stock of Purchaser, including the shares of Common Stock issued to Seller at the Closing, (i) have been duly authorized and validly issued and are fully paid and non-assessable, (ii) were issued in compliance with all applicable state and federal securities Laws and (iii) were not issued in violation of any preemptive rights or rights of first refusal.

(c)

No preemptive rights, right of first refusal or similar rights exist with respect to the shares of capital stock of Purchaser, and no such rights arise or become exercisable by virtue of or in connection with the transactions contemplated by this Agreement; (ii) there are no outstanding or authorized rights, options, warrants, convertible securities, subscription rights, conversion rights, exchange rights or other agreements or commitments of any kind that could require Purchaser to issue or sell any shares of its capital stock (or securities convertible into or exchangeable for shares of its capital stock); (iii) there are no outstanding stock appreciation, phantom stock, profit participation or other similar rights with respect to Purchaser; and (iv) there are no proxies, voting rights or other agreements or understandings with respect to the voting or transfer of the capital stock of Purchaser.

ARTICLE V.

ADDITIONAL COVENANTS

SECTION 5.1.

Confidentiality.

From and after the Closing, Seller and Purchaser will treat and hold as confidential, and not use or disclose any of the Confidential Information to any Person, except to pursue its rights under this Agreement or the Ancillary Agreements or as required by Law or the rules of a stock exchange.  In the event that Seller or Purchaser are requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand or similar process or as otherwise required by Law) to disclose any Confidential Information, Seller will notify Purchaser (or vice versa) promptly of the request or requirement, as far in advance of such disclosure as practicable, so that Purchaser or Seller may seek an appropriate protective order or waive compliance with the provisions of this .  If, in the absence of a protective order or the receipt of a waiver hereunder, Seller or Purchaser are compelled to disclose any Confidential Information to any Governmental Authority or else stand liable for contempt, Seller or Purchaser may disclose such Confidential Information to the Governmental Authority; provided, however, that Seller or Purchaser shall use commercially reasonable efforts to obtain an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed.  For the purposes of this Agreement, “Confidential Information” shall mean any nonpublic or confidential information relating to the Purchased Assets, the Know-How License and the CVAC Sub-License, except to the extent that such information shall have become available to the public other than through improper disclosure by Seller or Purchaser or anyone acting by, through or under Seller or Purchaser.

SECTION 5.2.

Condition of the Purchased Assets.

(a)

Purchaser has made all inspections and investigations of the Purchased Assets deemed necessary or desirable by Purchaser.  Purchaser acknowledges and agrees that (a) it is purchasing the Purchased Assets based on the results of such inspections and investigations and not on any representations and warranties of Seller or any its Affiliates other than as expressly set forth in this Agreement or the certificates and other documents delivered pursuant hereto, including the Ancillary Agreements, (b) the Purchased Assets are sold “as is, where is” and Purchaser accepts the Purchased Assets in the condition they are in and at the place where they are located on the Closing Date and (c) the drug substances included in the Inventory are only bulk drug substance and do not include any finished products.  In light of such inspections and investigations, and the representations and warranties expressly made to Purchaser by Seller in this Agreement, the Ancillary Agreements and the certificates and other documents delivered pursuant hereto, PURCHASER ACKNOWLEDGES THAT THE REPRESENTATIONS AND WARRANTIES GIVEN HEREIN BY SELLER ARE IN LIEU OF, AND PURCHASER HEREBY EXPRESSLY WAIVES ALL RIGHTS TO, ANY IMPLIED WARRANTIES THAT MAY OTHERWISE BE APPLICABLE BECAUSE OF THE PROVISIONS OF THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAWS, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

(b)

Any claims that Purchaser may have for breach of representations and warranties shall be based solely on the representations and warranties set forth in this Agreement and the certificates and other documents delivered pursuant hereto.

(c)

Purchaser further acknowledges that neither Seller, its Affiliate, nor any other Person, has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Seller, the Purchased Assets or the Assumed Liabilities not expressly set forth in this Agreement or the certificates or other documents delivered pursuant hereto.

SECTION 5.3.

Bulk Transfer Laws.

  Purchaser hereby waives compliance by Seller with any applicable bulk sale or bulk transfer Laws of any jurisdiction in connection with the sale of the Purchased Assets to Purchaser; provided, however, that Seller agrees (a) to pay and discharge when due or to contest or litigate all claims of creditors that are asserted against Purchaser or the Purchased Assets by reason of such noncompliance, (b) to indemnify, defend and hold harmless Purchaser from and against any and all such claims in the manner provided in Article VI and (c) to take promptly all necessary action to remove any Encumbrance that is placed on the Purchased Assets by reason of such noncompliance.

SECTION 5.4.

Further Action.

The Parties shall use their best efforts to take, or cause to be taken, all appropriate action, to do or cause to be done all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

SECTION 5.5.

 Transfer of Books and Records.

Seller shall use commercially reasonable efforts to transfer to Purchaser on the Closing Date the Transferred Books and Records that are (a) located at Seller’s facilities, (b) reasonably identifiable and reasonably separable from other books and records of Seller.  To the extent that Seller is unable to transfer any such Transferred Books and Records on the Closing Date, Seller shall use commercially reasonable efforts to deliver or make available through electronic access to Seller’s online database, such Transferred Books and Records to Purchaser as soon as reasonably practicable after the Closing Date; provided, however, that Seller’s obligations under this  shall expire on the first (1st) anniversary of the Closing Date. Seller shall, when reasonably available, transfer originals of the Transferred Books and Records, and otherwise may transfer copies of the Transferred Books and Records.

SECTION 5.6.

Seller’s Post-Closing Obligations with respect to Licensed IP.

After the Closing Date, Seller agrees as follows:

(a)

Seller shall, without further consideration or compensation, communicate to Purchaser any facts of which Seller has knowledge with respect to the Licensed IP, testify in any legal proceeding, sign all documents, make all rightful oaths and declarations, to the extent necessary to aid Purchaser in obtaining the full benefit of its rights in respect of the Licensed IP that are granted under this Agreement and the Ancillary Agreements.  Purchaser agrees to reimburse Seller’s reasonable out-of-pocket expenses in carrying out its obligations under this section.

(b)

Seller agrees not to take any action challenging or opposing, on any grounds whatsoever, Purchaser’s rights in the Licensed IP, or the validity thereof.

SECTION 5.7.

Patent Maintenance.

From Closing, as between Seller and Purchaser, Purchaser will assume sole responsibility and expense for all further prosecution and maintenance of all Licensed IP if and to the extent not to be borne by Burnet Institute pursuant to the CVAC Sub-License.

SECTION 5.8.

Continuing Involvement.

To facilitate the transfer of the Purchased Assets from Seller to Purchaser under this Agreement, Dr. Sharon Gargosky shall become a member of the management of Purchaser. Purchaser shall pay Dr. Gargosky’s consulting fees.

SECTION 5.9.

Stock.

Purchaser will authorize and reserve for issuance such number of shares of Common Stock as reasonably necessary to effectuate the anti-dilution provisions under  (from time to time as such number becomes determinable).

SECTION 5.10.

Transferred Books and Records.

(a)

Purchaser acknowledges and agrees that (i) Seller may retain copies of the Transferred Books and Records (A) in connection with the performance of Seller’s obligations under any agreement effective prior to the Closing Date to which Seller is a party, (B) as required to satisfy its ongoing obligations with relevant Government Authorities, (C) to make any required filings, (D) to respond to any potential inquiry or audit with any Government Authority or (E) for the use in accordance with  and (ii) Seller may retain a copy of all financial records of Seller and its Affiliates and any other Transferred Books and Records to the extent necessary for Tax, accounting or litigation purposes.

(b)

For a period of five (5) years after the Closing Date, and except as prohibited by any applicable Law, upon the reasonable request of Seller and at Seller’s sole expense, Purchaser shall provide Seller and its representatives with reasonable access to and the right to make copies of the Transferred Books and Records, to the extent the possession of which is retained by Purchaser, as may be necessary or useful in connection with any Third Party litigation, the preparation of financial statements, the conduct of any audit or investigation by a Governmental Authority, or any similar or related matter.  If during such period, Purchaser elects to dispose of such records and documents (other than in connection with a sale or all or substantially all of Purchaser’s business or assets or other assignment of Purchaser’s rights hereunder pursuant to Section 8.06), Purchaser shall give Seller sixty (60) days’ prior written notice, during which period Seller shall have the right to take such records and documents without further consideration, except as prohibited by any applicable Law.

(c)

For a period of five (5) years after the Closing Date, and except as prohibited by any applicable Law, upon the reasonable request of Purchaser and at Purchaser’s sole expense, Seller shall provide Purchaser and its representatives with reasonable access to and the right to make copies of all books, files, papers, correspondence, documents, databases, software, reports, laboratory notebooks, plans and records in Seller’s possession that are related to the CVAC Products, Purchased Assets and Assumed Liabilities that are not transferred to Purchaser pursuant to Section 6.06 (the “Retained Books and Records”), as may be necessary or useful in connection with the Exploitation of any CVAC Products, any Third Party litigation, the preparation of financial statements, the conduct of any audit or investigation by a Governmental Authority, or any similar or related matter.

SECTION 5.11.

Noncompetition Agreement.

(a)

For and in consideration of the transactions contemplated herein, during the period commencing with the Closing Date and ending on the earlier of (i) the fifth anniversary of the Closing Date or (ii) the date of the occurrence of an event pursuant to  sentence 1, Seller shall not engage in any “Competitive Activity” (as defined below).

(b)

“Competitive Activity” means directly or indirectly (or having any interest in, or performing any services for, any Person directly or indirectly) engaging in the development and distribution of any CVAC Product or New CVAC Product in the field of cancer treatment.

(c)

Notwithstanding the foregoing, the provisions of this  shall not prevent Seller from beneficially owning up to five percent (5%), on a fully-diluted basis, of the total shares of all classes of stock outstanding of any corporation having securities listed or traded on a stock exchange.

(d)

It is the understanding of the Parties that the scope of the covenants contained in this , both as to time and area covered, are necessary to protect the rights of Purchaser and the goodwill that is a part of the Business of Seller to be acquired by Purchaser.  It is the Parties’ intention that these covenants be enforced to the greatest extent (but to no greater extent) in time, area and degree of participation as is permitted by the law of that jurisdiction whose law is found to be applicable to any acts in breach of these covenants.  It being the purpose of this Agreement to govern competition by Seller in the Restricted Territory, these covenants shall be governed by and construed according to that law (from among those jurisdictions arguably applicable to this Agreement and those in which a breach of this Agreement is alleged to have occurred or to be threatened) which best gives them effect.  The prohibitions in subsection (a) of this  shall be deemed, and shall be construed, as separate and independent agreements between Purchaser on the one hand, and Seller, respectively, on the other.  If such agreement or any part of such agreement is held invalid, void or unenforceable by any court of competent jurisdiction, such invalidity, voidness or unenforceability shall in no way render invalid, void or unenforceable any other part of them or any separate agreement not declared invalid, void or unenforceable; and this Agreement shall in such case be construed as if the invalid, void or unenforceable provisions were omitted.

(e)

The Parties agree that the covenants of Seller not to compete contained in this  may be assigned by Purchaser to any Person to whom the whole Business of Seller may be transferred by the sale or transfer of their business and assets or otherwise.  It is the Parties’ intention that these covenants of Seller shall inure to the benefit of any Person that may succeed to the whole Business, the CVAC Sub-License, the Know-How License and Purchased Assets of Seller (as acquired by Purchaser under this Agreement) with the same force and effect as if these covenants were made directly with such successor.

ARTICLE VI.

PURCHASER OBLIGATION TO COMMERCIALISE

SECTION 6.1.

Purchaser shall, and shall cause Purchaser Related Parties, to use Commercially Reasonable Efforts to obtain Regulatory Approval for, and to commercialize, at least one (1) Covered Product in the United States.

SECTION 6.2.

In particular in one of the following events, Purchaser shall be incontestably deemed to be in breach of its foregoing obligation:

(a)

Purchaser becomes Bankrupt;

(b)

a Purchaser Related Party becomes Bankrupt, unless all rights to the Purchased Assets or any Covered Product acquired by the Purchaser Related Party (including rights under the CVAC Sub-License and the Know-How License) under an Agreement pursuant to  above have retransferred in their entirety to Purchaser within a period of three months after the Purchaser Related Party having become Bankrupt;

(c)

an twenty-four-months-period, having commenced at any time after the Closing Date, has lapsed during which no clinical study – initiated by Purchaser or a Purchaser Related Party – for a Covered Product has been active, unless Regulatory Approval for at least one (1) Covered Product in the United States has been obtained before or during such period;

(d)

Purchaser was not able to collect a financing for the development of CVAC in the amount of at least $2,000,000 within a period of six months following the Closing Date.

SECTION 6.3.

In the event of a breach of Purchaser’s obligation pursuant to  above (including a deemed breach pursuant  above) by Purchaser or in the event of any other termination for cause by Seller of the CVAC Sub-Licensed and/or the Know-How License, Purchaser shall be obliged to put Seller in a position which enables Seller (under exclusion of Purchaser and any Purchaser Related Parties) to resume its own activities to develop, obtain Regulatory Approval, commercialize and Exploit CVAC, the CVAC Products, the CVAC License, the Licensed Know-How and any other Covered Product by itself or together with, or via any, Affiliates or Third Parties. Such obligation shall in particular include the following without Seller owing any compensation:

(a)

Seller shall have the right to terminate the CVAC Sub-License and the Know-How License for good cause with immediate effect (to be reflected in the further terms of the CVAC Sub-License and the Know-How License);

(b)

Purchaser shall be obliged to retransfer the Purchased Assets to the Seller;  shall apply accordingly;

(c)

Seller shall have the right to retain copies of the Transferred Books and Records for the free use in accordance with this , provided that an event pursuant to  sentence 1 has occurred;

(d)

Purchaser herewith grants a transferable non-exclusive license to Seller for patents and patent applications held and filed by Purchaser, respectively, know-how Controlled by Purchaser and documentation in Purchaser’s possession, in each case related to the Covered Products in accordance with Exhibit D (the “New License”) on the basis of the mutual understanding of the Parties, and a corresponding undertaking of the Seller, that Seller shall not be entitled to make use of such New License, unless, and up until, an event pursuant to  has occurred;

(e)

The noncompetition agreement pursuant to  shall terminate with immediate effect, and Seller shall have no further obligations or restrictions thereunder, upon the occurrence of an event pursuant to this  sentence 1.

ARTICLE VII.

INDEMNIFICATION

SECTION 7.1.

Survival of Representations and Warranties.

The representations and warranties of the Parties contained in this Agreement and the Ancillary Agreements shall survive the Closing until the date which is two (2) years after the Closing; provided, however, that the representations and warranties set forth in  (Taxes) and  (Environmental Matters) shall survive the Closing until the expiration of the applicable statute of limitations (giving effect to any waiver, mitigation or extension thereof), plus a period of forty-five (45) days. Each Indemnified Party must give written notice to the respective Indemnifying Party of any claim for indemnification under this Article  in accordance with .  Any claim for indemnification made in writing by the Indemnified Party on or prior to the expiration of the applicable survival period shall survive, and may continue to be asserted and indemnified against, until such claim is finally and fully resolved.  All of the covenants and other agreements of the Parties contained in this Agreement shall survive until fully performed or fulfilled.

SECTION 7.2.

Indemnification by Seller.

Purchaser (each, a “Purchaser Indemnified Party”) shall be indemnified, defended and held harmless by Seller, from and against any and all Losses arising out of or resulting from:  (a) the material breach or violation of or inaccuracy in any representation or warranty made by Seller contained in this Agreement or any Ancillary Agreement; (b) the material breach or violation of any covenant or agreement of Seller contained in this Agreement or any Ancillary Agreement; and (c) any Third Party Claim based upon, resulting from or arising out of the business, operations, properties, assets or obligations of Seller or any of its Affiliates (other than the Purchased Assets or Assumed Liabilities) conducted, existing or arising on or prior to the Closing Date.

SECTION 7.3.

Indemnification by Purchaser.

Seller and its Affiliates, officers, directors, employees, agents, stockholders, attorneys, representatives, successors and assigns (each, a “Seller Indemnified Party”) shall be indemnified, defended and held harmless by Purchaser from and against any and all Losses arising out of or resulting from:  (a) the breach or violation of or inaccuracy in any representation or warranty made by Purchaser contained in this Agreement or any Ancillary Agreement; (b) the breach or violation of any covenant or agreement of Purchaser contained in this Agreement or any Ancillary Agreement; and (c) the Assumed Liabilities.

SECTION 7.4.

Limits on Indemnification.

Notwithstanding anything to the contrary contained in this Agreement,  (i) an Indemnifying Party shall not be liable for any Losses for indemnification pursuant to (a) or (a) unless such Losses exceeds $25,000 (the “Indemnity Basket”).  If the aggregate amount of all such Losses exceed the Indemnity Basket, the Indemnified Party shall be indemnified, subject to the provisions of , for the amount of such Losses that are in excess of the Indemnity Basket; and (ii) the maximum amount of indemnifiable Losses which may be recovered from an Indemnifying Party pursuant to  or (a) shall be an amount equal to amounts that were paid by Purchaser to Seller under  and  hereof. The amount of any Losses for which indemnification is provided under this Article  shall be net of any amounts actually recovered by the Indemnified Party under insurance policies with respect to such Losses (net of the present value of any increase in premiums actually imposed by the applicable insurance carrier as a result of the occurrence of the Loss and all costs and expenses incurred in recovering such insurance proceeds with respect to such Loss).  Anything herein to the contrary notwithstanding, no claim for indemnification for a breach of a particular representation, warranty or covenant shall be made after the Closing if the Purchaser had Knowledge of such breach as of the Closing.

SECTION 7.5.

Notice of Loss; Third Party Claims.

(a)

A claim for indemnification for any matter not involving a Third Party Claim may be asserted by written notice to the Party from whom indemnification is sought.  Any Action by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than thirty (30) days after the Indemnified Party becomes aware of such Direct Claim.  The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure.  Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party.  The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim.  The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request.  If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party upon the terms and subject to the conditions of this Agreement.

(b)

In the event that any Action shall be instituted or that any claim or demand shall be asserted by any Third Party in respect of which payment may be sought under  or  hereof (regardless of the limitations set forth in ) (each, a “Third Party Claim”), the Indemnified Party shall promptly cause written notice of the assertion of any Third Party Claim of which it has knowledge which is covered by this indemnity to be forwarded to the Indemnifying Party.  The failure of the Indemnified Party to give reasonably prompt notice of any Third Party Claim shall not release, waive or otherwise affect the Indemnifying Party’s obligations with respect thereto except to the extent that the Indemnifying Party is actually prejudiced as a result of such failure.  The Indemnifying Party shall have the right, at its sole option and expense, to be represented by counsel reasonably acceptable to the Indemnified Party and to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified by it hereunder; provided, however, that the Indemnifying Party may not assume control of defense to a Third Party Claim (i) involving criminal liability or in which equitable relief other than monetary damages is sought, (ii) involving a purported class action, (iii) if the Indemnifying Party has not notified the Indemnified Party in writing that it will be liable to indemnify the Indemnified Party with respect to all Losses relating to such Third Party Claim subject to the limitations of  or (iv) if the Third Party Claim relates to Taxes or to the Licensed IP.  If the Indemnifying Party elects to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified by it hereunder, it shall within thirty (30) days (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so.  If the Indemnifying Party elects not to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against hereunder, or is not permitted to assume the defense of a Third Party Claim pursuant to the proviso to the third sentence of this , the Indemnified Party may defend against, negotiate, settle or otherwise deal with such Third Party Claim, subject to the provisions below.  If the Indemnifying Party shall assume the defense of any Third Party Claim pursuant to the terms of this Agreement, the Indemnified Party may participate, at his or its own expense, in the defense of such Third Party Claim; provided, however, that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnifying Party if (i) so requested by the Indemnifying Party to participate or (ii) in the reasonable opinion of outside counsel to the Indemnified Party a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party that would make such separate representation advisable; and provided, further, that the Indemnifying Party shall not be required to pay for more than one such counsel for all Indemnified Parties in connection with any Third Party Claim.  The Parties hereto agree to reasonably cooperate with each other in connection with the defense, negotiation or settlement of any such Third Party Claim.  Notwithstanding anything in this  to the contrary, neither the Indemnifying Party nor the Indemnified Party shall, without the written consent of the other Party, settle or compromise any Third Party Claim or permit a default or consent to entry of any judgment unless (i) the claimant provides to such other Party an unqualified release of the Indemnified and Indemnifying Parties from all liability in respect of such Third Party Claim, (ii) such settlement does not involve any injunctive relief binding upon the Indemnified Party or any of its Affiliates, (iii) such settlement does not encumber any of the material assets of any Indemnified Party or impose any restriction or condition that would apply to or materially affect any Indemnified Party or the conduct of any Indemnified Party’s business and (iv) such settlement does not involve any admission of liability or wrongdoing by any Indemnified Party or any of its Affiliates.  Notwithstanding the foregoing, if a settlement offer solely for money damages is made by the applicable Third Party claimant, and the Indemnifying Party notifies the Indemnified Party in writing of the Indemnifying Party’s willingness to accept the settlement offer and, subject to the applicable limitations of , pay the amount called for by such offer, and the Indemnified Party declines to accept such offer, the Indemnified Party may continue to contest such Third Party Claim, free of any participation by the Indemnifying Party, and the amount of any ultimate liability with respect to such Third Party Claim that the Indemnifying Party has an obligation to pay hereunder shall be limited to the lesser of (x) the amount of the settlement offer that the Indemnified Party declined to accept or (y) the aggregate Losses of the Indemnified Party with respect to such Third Party Claim.

(c)

In the event that the Indemnified Party conducts the defense of the Third Party Claim pursuant to this , the Indemnifying Party will (i) advance the Indemnified Party promptly and periodically for the reasonable costs of defending against the Third Party Claim (including reasonable attorneys’ fees and expenses) and (ii) remain responsible for any and all other Losses that the Indemnified Party may incur or suffer resulting from, arising out of, relating to, in the nature of or caused by the Third Party Claim to the fullest extent provided in this Article .

SECTION 7.6.

Tax Treatment.

To the extent permitted by Law, the Parties agree to treat all payments made under this Article , under any other indemnity provision contained in this Agreement, and for any misrepresentations or breach of warranties or covenants, as adjustments to the Expense Consideration for all Tax purposes.

SECTION 7.7.

Effect of Investigation.

The representations, warranties and covenants of the Indemnifying Party, and the Indemnified Party’s right to indemnification with respect thereto, shall be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its representatives) or by reason of the fact that the Indemnified Party or any of its representatives knew or should have known that any such representation or warranty is, was or might be inaccurate.

SECTION 7.8.

Remedies.

Except from claims arising from fraud, negligence, intentional misrepresentation, criminal activity or willful misconduct in connection with this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby, from and after the Closing, except as specifically provided herein, the sole and exclusive remedy of any Indemnified Party for any breach or failure to be true and correct, or alleged breach or failure to be true and correct, of any representation, warranty covenant, agreement or obligation in this Agreement or the Ancillary Agreements, shall be indemnification in accordance with this Article .  In furtherance of the foregoing, each of the Parties hereby waives, to the fullest extent permitted by applicable Law, any and all other rights, claims and causes of action (including rights of contributions, if any) known or unknown, foreseen or unforeseen, which exist or may arise in the future, that it may have against any Indemnifying Party with respect to this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby, arising under or based upon any federal, state or local Law.  Notwithstanding the foregoing, this  shall not operate to limit the rights of the Parties to seek equitable remedies (including specific performance or injunctive relief) or any remedies available to it under applicable Law in the event of a Party’s failure to comply with its indemnification obligations hereunder.

ARTICLE VIII.

GENERAL PROVISIONS

SECTION 8.1.

Expenses.

Except as otherwise specified in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

SECTION 8.2.

Notices.

All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service or (iii) on the date of confirmation of receipt (or, the first (1st) Business Day following such receipt if the date of such receipt is not a Business Day) of transmission by facsimile or email, in each case to the intended recipient as set forth below:

(a)	if to Seller:

Prima Biomed LTD Level 12, 95 Pitt Street Sydney 2000, NSW, Australia Attn: Mr Marc Voigt (CEO) Facsimile: +61 2 8569 1880 E-mail: marc.voigt@primabiomed.com.au

(b)	if to Purchaser:
Sydys Corporation 135 East 57th Street 24th Floor New York, NY 10022

Email: hernandez_joe@yahoo.com
Telephone: 646-612-4000
Attention: Joseph Hernandez

with a copy to:

Thompson Hine LLP 335 Madison Avenue, 12th Floor New York, NY 10017
Facsimile: (212) 344-6101
Email: Faith.Charles@ThompsonHine.com
Telephone: (212) 908-3905
Attention: Faith L. Charles

Any Party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

SECTION 8.3.

Public Announcements.

From the Effective Date through the Closing Date and thereafter, no public release or announcement concerning the transactions contemplated hereby shall be issued by any Party without the prior written consent of both Purchaser and Seller (which consent shall not be unreasonably withheld or delayed), except as such release or announcement may be required by law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

SECTION 8.4.

Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to either Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

SECTION 8.5.

Entire Agreement.

This Agreement and the Ancillary Agreements constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between Seller and Purchaser with respect to the subject matter hereof and thereof.

SECTION 8.6.

Assignment.

Other than as set forth in  with respect to the possible re-assignment of Purchased Assets under this Agreement to Seller, neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that a Party may make such an assignment without the other Party’s consent to Affiliates or to an entity that acquires all or substantially all of the assets of such Party to which this Agreement pertains, whether in a merger, consolidation, reorganization, acquisition, sale or otherwise, so long as such entity shall assume (expressly in writing or by operation of law) the performance of all of the terms of this Agreement. Notwithstanding the foregoing, Purchaser shall provide written notice to Seller of any proposed acquisition by a Third Party of all or substantially all of the assets of Purchaser to which this Agreement pertains sufficiently in advance of any such acquisition as to allow Seller a reasonable opportunity to make a counteroffer to such Third Party acquisition. This Agreement will be binding on the successors and assigns of the assigning Party, and the name of a Party appearing herein will be deemed to include the name(s) of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment or attempted assignment by either Party in violation of the terms of this Section will be null and void and of no legal effect. The assigning Party will forward to the other Party a copy of those portions of each fully executed assignment agreement that relate to the assumption of the rights and responsibilities of the assigning Party, within sixty (60) days of the execution of such assignment agreement..

SECTION 8.7.

Performance by Purchaser Related Parties.

The Parties acknowledge that obligations under this Agreement may be performed by Affiliates of Purchaser. Purchaser guarantees performance of this Agreement by its Affiliates, notwithstanding any assignment to Affiliates in accordance with  of this Agreement. Wherever in this Agreement the Parties delegate responsibility to Affiliates or local operating entities, the Parties agree that the Affiliates/entities may not make decisions inconsistent with this Agreement, nor amend the terms of this Agreement or act contrary to its terms in any way. In case any Affiliate of a Party materially breaches this Agreement, the non-breaching Party will have the right to bring a cause of action directly against the other Party whether or not its Affiliate is named as a defendant in that action.

SECTION 8.8.

Amendment.

This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the Parties hereto or (b) by a waiver in accordance with .

SECTION 8.9.

Waiver.

Either Party may (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered by the other Party pursuant hereto or (c) waive compliance with any of the agreements of the other Party or conditions to such Party’s obligations contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement.  The failure of either Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

SECTION 8.10.

Force Majeure.

In no event shall either Party be liable for non-performance or any delay in performance or any interruption of this Agreement caused by circumstances beyond the reasonable control of either Party (each an event of “Force Majeure”), including but not limited to (a) acts of God, the elements, epidemics, explosions, accidents, landslides, lightning, earthquakes, fires, storms (including but not limited to tornadoes and hurricanes), sinkholes, floods, or washouts; (b) labor shortage or trouble including strikes or injunctions (whether or not within the reasonable control of such party); (c) inability to obtain material, equipment or transportation; (d) national defense requirements, war, acts of terrorism, blockades, insurrections, sabotage, riots, arrests and restraints of the government, either federal or state, civil or military (including any governmental taking by eminent domain or otherwise); or (e) any applicable Law or the enforcement thereof by any Governmental Authority having jurisdiction, that limits or prevents a Party from performing its obligations hereunder or any notice from any such Governmental Authority of its intention to fine or penalize such Party or otherwise impede or limit such Party’s ability to perform its obligations hereunder.

SECTION 8.11.

No Third Party Beneficiaries.

This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 8.12.

Governing Law; Jurisdiction.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without application of any conflicts of law principles.

SECTION 8.13.

Dispute Resolution.

(a)

The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations, as follows. Any Party may give the other Party written notice of any dispute not resolved in the normal course of business. Executives of each of the Parties shall meet at a mutually acceptable time and place within ten (10) days after delivery of such written notice, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved by these persons within fifteen (15) days of delivery of the disputing Party's written notice, or if the Parties fail to meet within ten (10) days of delivery of written notice, any Party may initiate arbitration as provided hereinafter.

(b)

Any dispute controversy or claim arising out of or relating to this Agreement, the CVAC Sub-License, the Know-How License and the New License, including the breach, termination or validity thereof, not resolved as hereinabove provided or otherwise by agreement between the Parties within forty-five (45) days of initiation of the dispute resolution procedures set forth in this Section 8.13, shall be finally resolved by binding arbitration in New York, New York in accordance with the American Arbitration Association Commercial Arbitration Rules then in effect pursuant to the following procedures:

(i)

Except as otherwise specifically agreed upon by the Parties, the arbitration shall be heard and determined by three (3) arbitrators. Each Party shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration. The Party-appointed arbitrators shall, within ten (10) business days following the appointment of both Party-appointed arbitrators, in turn appoint a third arbitrator who shall be the presiding arbitrator of the tribunal. If the Party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal and/or one Party refuses to appoint its Party-appointed arbitrator within the thirty (30) day period, the American Arbitration Association shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. All decisions and awards by the arbitration tribunal shall be made by majority vote.

(ii)

The discovery rights of the Parties in connection with the arbitration shall be limited to the production of documents and, for the avoidance of doubt, no Party to such arbitration shall have any right to depose any other party or the officers, directors, employees, agents or other representatives of any other party to such arbitration (and the Arbitrators shall have no authority to compel any such deposition).

(iii)

Except as may otherwise be required by law or subpoena, the Parties (including their counsel and other representatives), the witnesses and the arbitrators shall not disclose the existence, contents or results of any arbitration conducted hereunder without the prior written consent of both Parties. Moreover, any documentary or other evidence produced in any arbitration hereunder shall be treated as confidential, and shall not be disclosed to any third party (other than a witness or expert as permitted herein), except as required by law or except if such evidence was obtained from the public domain or was otherwise obtained independently of the arbitration without breach of an independent duty of confidentiality or was lawfully in a Party’s possession.

(iv)

Within 120 days of the appointment of the arbitration panel, the arbitrators shall hold hearings where written, documentary, and oral evidence may be presented. Evidence may not be taken except in the presence of both Parties, and all witnesses may be questioned by both Parties. Unless the Parties otherwise agree, or a witness is dead, ill or unavailable for other good reasons, the arbitrators shall not accept a witness’ written statement unless the other Party has an opportunity to question the witness in the arbitrators’ presence, or by telephonic or video telephonic communications. All proceedings shall be conducted in the English language.

(v)

The decision of the majority of the arbitrators shall be reduced to a writing, shall give factual and legal reasons for the decision(s) reached by the Arbitrators and shall be signed and dated by the arbitrators, and a copy of the Award shall be delivered to each of the Parties, within ninety (90) days of the completion of the arbitration hearing. The decision of the arbitrators shall be final and binding without the right of appeal; and shall be the sole and exclusive remedy regarding any claims, counterclaims, issues or accountings presented to the arbitrators. The arbitration award shall be made and promptly paid in currency of the transaction giving rise to the dispute, free of any deduction or offset through a bank in the United States. Any costs or fees incident to enforcing the award, shall to the maximum extent permitted by law, be charged against the Party resisting such enforcement. Consequential, punitive or other similar damages shall not be allowed.  Each Party hereto waives to the fullest extent permitted by law any right it may otherwise have under the laws of any jurisdiction to any form of appeal of, or collateral attack against, such award.  The prevailing Party shall be entitled to recover its costs of arbitration and reasonable attorneys’ fees, as determined by the arbitrators. The prevailing Party shall also be entitled to recover its costs and attorneys’ fees in any proceedings to enforce the award or to confirm judgment. The award shall include interest from the date of any breach or violation of the Agreement and/or Ancillary Agreement, as determined by the arbitral award, and from the date of the award until paid in full, at the then current Prime Rate, not to exceed the maximum permitted by law.

(vi)

Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the Party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

(vii)

Nothing in this Agreement shall prevent either Party from seeking any provisional/preliminary relief (including, but not limited to, injunctions, attachments or other such orders in aid of arbitration) from any court of competent jurisdiction, and any such application to a court for provisional/preliminary relief shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

SECTION 8.14.

Counterparts.

This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  This Agreement may be executed and delivered by facsimile or .pdf transmission.

SECTION 8.15.

Construction; Headings.

The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by both Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.  The headings contained in this Agreement are for convenience purposes only and will not in any way affect the meaning or interpretation hereof.

SECTION 8.16.

Specific Performance.

Each of the Parties acknowledges and agrees that the other Parties may be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated.  Accordingly, each of the Parties agrees that, without posting bond or other undertaking, the other Parties will be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any Action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Executed by Prima Biomed Limited ACN 009 237 889 in accordance with section 127 of the Corporations Act 2001 (Cth)

/s/ Mark Voigt	/s/ Thomas Bloomfield
Signature of director	Signature of director/company secretary (Please delete as applicable)
Mark Voigt	Thomas Bloofield
Name of director (print)	Name of director/company secretary (print)

Sydys  Corporation

By:

/s/ Joseph Hernandez

Name: Joseph Hernandez

Title: Executive Chairman

Solely as to :

Joseph Hernandez

Joseph Hernandez

[Signature Page to Asset Purchase Agreement]

Schedules

Schedule 1.01(b)

List of Persons for Knowledge of Purchaser

Schedule 1.01(c)

List of Persons for Knowledge of Seller

Schedule 2.03(a)(i)

Inventory, machinery, etc.

Schedule 2.03(a)(iii)

Transferred Books, etc.

Schedule 2.07 (d)

DBI-Sub-Licensees

Schedule 4.06(a)

Capitalization of Purchaser

Schedule 1.01(b)

List of Persons for Knowledge of Purchaser

1.

Joseph Hernandez

Schedule 1.01(c)

List of Persons for Knowledge of Seller

1.

Marc Voigt

2.

Deanne Miller

3.

Larisa Chisholm

Schedule 2.03(a)(i)

Inventory, machinery, etc.

***

Schedule 2.03(a)(iii)

Transferred Books, etc.

***

Schedule 2.07 (d)

DBI-Sub-Licensees

None

Schedule 4.06(a)

Capitalization of Purchaser

(i) the number of authorized shares of each class of its capital stock:

Common Stock

100,000,000

Preferred Stock

20,000,000; 19,500,000 designated as Series A Preferred Stock

(ii) the number of issued and outstanding shares of each class of its capital stock:

Common Stock:

12,000,000; reverse split 1 for 7.5 pending, for 1,600,000 post-split

Preferred Stock:

17,220,000 shares of Series A Preferred Stock

(iii) the number of shares of each class of its capital stock which are held in treasury: none

EXHIBIT A

Transfer Agreement

Prima BioMed Ltd

ACN 009 237 889

and

Sydys Corporation

Transfer Agreement

Date

11/12 May 2016

Parties

1.

Prima BioMed Ltd ACN 009 237 889 of Level 12, 95 Pitt Street, Sydney, New South Wales  2000 (Prima)

2.

Sydys Corporation, 135 East 57th Street, 24th Floor, New York, NY 10022 (Sydys)

Background

A.

Sydys has concluded a Sub-License, License and Asset Purchase Agreement with Prima executed 12 May 2016 (“Sub-License, License and Asset Purchase Agreement”) to which this Agreement is Exhibit A.

B.

Prima has agreed under the Sub-License, License and Asset Purchase Agreement to (regarding the Transferred Contracts use its best efforts to) sell, assign, transfer and convey to Sydys, and Sydys shall purchase, assume and accept from Prima, on an “as is, where is” basis, free and clear of all Encumbrances other than Permitted Encumbrances, the Purchased Assets.

Agreed terms –

INTENDING TO BE LEGALLY BOUND and for and in consideration of the Consideration set forth in the Sub-License, License and Asset Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

1.

DEFINITIONS

Definitions which are not defined in this Agreement shall have the meaning as defined in the Sub-License, License and Asset Purchase Agreement.

2.

TRANSFER OF PURCHASED ASSETS

Prima does hereby sell, assign, transfer and convey to Sydys, and Sydys does hereby purchase, assume and accept from Prima, all of Seller’s right, title and interest in and to all of the Purchased Assets (for the avoidance of doubt: in particular, but without limitation, the Excluded Assets are explicitly excepted), wherever located, whether or not carried on the books of Seller, as the same may exist on the Closing Date TO HAVE AND TO HOLD the Purchased Assets unto Sydys, its successors and assigns for its use forever on an “as is, where is” basis, free and clear of all Encumbrances other than Permitted Encumbrances except for the Transfer Agreements which are assigned to Sydys (if possible) by separate contracts.

3.

MISCELLANEOUS

3.1

This Transfer Agreement is executed pursuant to the Sub-License, License and Asset Purchase Agreement and is subject to the obligations under, and entitled to the benefits of, the representations, warranties, covenants, agreements and indemnifications set forth therein.

3.2

This Transfer Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures Follow on Next Page]

2

The parties hereto have caused this Transfer Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first written above.

Executed by Prima BioMed Limited ACN 009 237 889 in accordance with section 127(1) of the Corporations Act 2001 (Cth):

Signature of director	Signature of director or company secretary*
*delete whichever does not apply

Name (please print)	Name (please print)

Executed by Sydys Corporation, in accordance with section 127(1) of the Corporations Act 2001 (Cth):

Signature of director	Signature of director or company secretary*
*delete whichever does not apply

Name (please print)	Name (please print)

EXHIBIT B

CVAC Sub-License

Prima BioMed Ltd

ACN 009 237 889

and

Sydys Corporation

1.

Definitions and interpretation

1.1

Definitions

1.2

Interpretation

2.

Sub-Licence

2.1

Sub-Licence in Background Technology and Enabling Technology

2.2

Acknowledgment

2.3

Granting of Sub-Sub-licences

3.

Intellectual Property

3.1

Intellectual Property obligations

3.2

Improvements

4.

Notification

5.

Payment

6.

Further obligations of Sydys

7.

GST

7.1

Definitions

7.2

Consideration is GST exclusive

7.3

Payment of GST

7.4

Reimbursement of expenses

8.

Confidentiality

8.1

Obligations of confidentiality

8.2

Exceptions

8.3

Return of information

9.

No warranties

10.

Liability, indemnities and insurance

10.1

Limitation on liability

10.2

Sydys's indemnity

10.3

Insurance

11.

Bookkeeping, audit and reviews

11.1

Bookkeeping

11.2

Audit

12.

Termination

12.1

Termination for cause

12.2

Automatic termination

12.3

Consequences of termination

12.4

Survival

13.

Publicity

14.

Dispute Resolution

15.

General

15.1

Nature of obligations

15.2

Entire understanding

15.3

No adverse construction

15.4

Further assurances

15.5

No waiver

15.6

Severability

15.7

Successors and assigns

15.8

No assignment

15.9

Consents and approvals

15.10

No variation

15.11

Costs

15.12

Governing law and jurisdiction

15.13

Notices

15.14

Counterparts

15.15

Conflicting provisions

15.16

Non merger

15.17

Operation of indemnities

15.18

No right of set-off

15.19

Relationship of parties

Technology Sub-Licence Agreement

Date

11/12 May 2016

Parties

1.

Prima BioMed Ltd ACN 009 237 889 of Level 12, 95 Pitt Street, Sydney, New South Wales  2000 (Prima)

2.

Sydys Corporation, 135 East 57th Street, 24th Floor, New York, NY 10022 (Sydys)

Background

A.

Sydys has concluded a Sub-License, License and Asset Purchase Agreement with Prima executed 12 May 2016 (“Sub-License, License and Asset Purchase Agreement”) to which this Agreement is Exhibit B.

B.

Prima has agreed under the Sub-License, License and Asset Purchase Agreement to grant Sydys an exclusive worldwide sub-licence of the CVAC Intellectual Property to the extent permitted by Law on the terms of this Agreement.

Agreed terms

1.

DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Agreement:

Agreement means this agreement including the background, any schedules and any annexures;

Agreed Field means the treatment of cancer;

Approved Sub-Licensees means Neopharm and any other Sub-Licensee approved by Prima;

Background Technology has the meaning given to that term in the Burnet License;

Burnet means the Macfarlane Burnet Institute for Medical Research and Public Health Ltd (ACN 007 349 984);

Burnet License means the Technology License Agreement dated 31 May 2001, as amended by Deed of Variation dated 24 August 2005, to which Burnet acceded by Deed of Accession dated 22 December 2005 and as novated by Deed of Novation dated 18 April 2012;

Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Sydney, New South Wales;

Commencement Date means 12 May 2016;

Commercialise means:

(a)

to develop, manufacture, use and market the CVAC Intellectual Property;

(b)

to use, manufacture, market, sell or otherwise dispose of any product or process resulting from the Commercialisation of the CVAC Intellectual Property; or

(c)

to license any third party to do any of the things referred to in paragraph (a) or paragraph (b).

Confidential Information means any and all information of any nature and in any form (including electronic, magnetic and other intangible forms, whether capable of being read by human beings or not) concerning the operations, dealings, organisation, personnel, business strategies, customers, technology, intellectual property rights, trade secrets or know-how of a person which is received by, disclosed to or discovered by the other party (Receiving Party) before, on or after the Commencement Date under, in connection with or as a result of this Agreement, any of the matters dealt with in this Agreement in particular but without limitation regarding the CVAC Intellectual Property) or any action taken under this Agreement, but does not include information which:

(d)

is or becomes part of the public domain through no act, failure to act or default of the Receiving Party or any person associated with, or who received that information from or as a consequence of disclosure by, the Receiving Party;

(e)

is disclosed to the Receiving Party by a third party lawfully in possession of such information and who is not under any obligation to maintain such information in confidence; or

(f)

is developed independently by the Receiving Party without use of or reference to the other party's information.

Corporations Act means the Corporations Act 2001 (Cth);

CVAC Intellectual Property means the Background Technology and the Enabling Technology.

Dispute means any dispute or difference of opinion between the parties, or the absence of agreement by the parties, about a matter under or arising out of this Agreement;

Dispute Notice means a notice from Sydys or Prima to the other relating to a Dispute:

(a)

requiring the Dispute to be resolved under clause ; and

(b)

outlining the issues which are the subject of the Dispute;

Enabling Technology has the meaning given to that term in the Burnet License.

Field means the treatment of cancer.

Improvements means any amendments, changes or additions made by Sydys to any part of the CVAC Intellectual Property or Research Results;

Insolvency Event means a party becoming subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

Intellectual Property Rights means any or all of the following and all rights therein, arising therefrom, or associated therewith: (i) all patents and applications therefor anywhere in the world (whether national, international or otherwise) and including all reissues, reexaminations, divisions, renewals, extensions or supplementary protection certificates, provisionals, continuations and continuations-in-part thereof and the like; (ii) all trade secrets, confidential and proprietary information, including unpatented inventions, invention disclosures, moral or economic rights of authors and inventors (however denominated), technical data, know-how, mask works, specifications, methods (whether or not patentable), designs, processes, procedures, and technology; (iii) all copyrights, copyright registrations and applications therefor, and all other rights corresponding thereto throughout the world; and (iv) all industrial designs and any registrations and applications therefor throughout the world.

Know-How License means the non-exclusive license agreement between Prima and Sydys entered into the Sub-License, License and Asset Purchase Agreement in the form set out in Exhibit C to the Sub-License, License and Asset Purchase Agreement.

Neopharm means Neopharm Ltd., a corporation incorporated under the laws of Israel, with registered offices at 6 Hashiloach st Kiryat Matalon, Petach Tikva, Israel.

Neopharm Sub License means the Supply, Distribution and Licensing Agreement between Neopharm and Prima dated 19 February 2014 granting Neopharm an exclusive sub license of the CVAC Intellectual Property exclusively for the State of Israel and The Palestinian Authority which has been assigned to Sydys under Exhibit A of the Sub-License, License and Asset Purchase Agreement.

New License means the non-exclusive license agreement between Prima and Sydys entered into the Sub-License, License and Asset Purchase Agreement in the form set out in Exhibit D to the Sub-License, License and Asset Purchase Agreement.

Patents means the patents specified in Annexure A and any divisional, revalidation, reissuance, re-examination, continuation, continuation-in-part or the like thereof and any foreign patent application or equivalent (including any patents or equivalent issuing thereon) and/or renewals thereof and any extensions thereof (including supplementary protection rights).

Personnel means any employees, agents and approved contractors of a party;

Related Body Corporate has the meaning given to that term in the Corporations Act;

Research and Development means research into the Background Technology and development of opportunities arising out of that research.

Research Results has the meaning given to that term in the Burnet License.

Resolution Period means a 20 Business Day period after a Dispute Notice relating to a Dispute is given;

Sub-Licensee means a third party to which Sydys grants a sub-licence to the Licenced IP which is not an Approved Sub-Licensee;

Sub-Licence has the meaning given to that term in clause ;

Term means, in respect of each Patent in each country in the Territory, the period commencing on the Commencement Date and ending on the earlier to occur of:

(a)

the date such Patent expires, lapses or ceases to have effect in a particular country; and

(b)

any earlier termination of this Agreement; and

Territory means the world.

0.1

Interpretation

In this Agreement unless the context requires otherwise:

(a)

the singular includes the plural and vice versa;

(b)

a gender includes the other genders;

(c)

the headings are used for convenience only and do not affect the interpretation of this Agreement;

(d)

other grammatical forms of defined words or expressions have corresponding meanings;

(e)

a reference to a document includes the document as modified from time to time and any document replacing it;

(f)

a reference to a party is to a party to this Agreement and a reference to a party to a document includes the party's executors, administrators, successors and permitted assigns and substitutes;

(g)

if something is to be or may be done on a day that is not a Business Day then it must be done on the next Business Day;

(h)

the word "person" includes a natural person, partnership, body corporate, association, governmental or local authority, agency and any body or entity whether incorporated or not;

(i)

the word "month" means calendar month and the word "year" means 12 months;

(j)

the words "in writing" include any communication sent by letter, facsimile transmission or email or any other form of communication capable of being read by the recipient;

(k)

a reference to all or any part of a statute, rule, regulation or ordinance (statute) includes that statute as amended, consolidated, re-enacted or replaced from time to time;

(l)

wherever "include", "for example" or any form of those words or similar expressions is used, it must be construed as if it were followed by "(without being limited to)";

(m)

money amounts are stated in Australian currency unless otherwise specified;

(n)

a reference to time is to Sydney, New South Wales, Australia time;

(o)

a reference to any agency or body, if that agency or body ceases to exist or is reconstituted, renamed or replaced or has its powers or functions removed (defunct body), means the agency or body which performs most closely the functions of the defunct body;  and

(p)

any agreement, representation, warranty or indemnity by two or more parties (whether those parties are included in the same defined term or not) binds them jointly and separately.

1.

SUB-LICENCE

1.1

Sub-Licence in Background Technology and Enabling Technology

(a)

Prima hereby grants to Sydys an exclusive, non-transferable sub-licence to the Background Technology within the Agreed Field in the Territory for the Term to:

(i)

conduct Research and Development;

(ii)

Commercialise the Background Technology (and any Intellectual Property subsisting therein); and

(iii)

to the extent necessary, Commercialise the Research Results (and any Intellectual Property subsisting therein),

subject to the terms and conditions of this Agreement ("Sub-Licence").

(b)

To the extent necessary to facilitate the Sub-Licence granted under paragraph  or paragraph , Prima grants to Sydys a non-exclusive licence of the Enabling Technology in the Territory for the Term.

1.2

Acknowledgment

(a)

Sydys acknowledges and agrees that the CVAC Intellectual Property is, and will remain, the exclusive property of Burnet and that nothing in this Agreement will be construed as transferring title in or ownership of any CVAC Intellectual Property to Sydys.

(b)

Sydys acknowledges and agrees to Burnet’s rights and Prima’s obligations under the Burnet License, in particular but without limitation

(i)

to Burnet’s reservation of rights under Sec. 3.3 and 4.4 of the Burnet License to use the Background Technology for the purposes of the internal research and teaching within Burnet but not for commercial purposes;

(ii)

that Burnet will be the owner of Intellectual Property Rights (as defined in the Burnet License) in ARI BTI (as defined in the Burnet License); and

(iii)

to Burnet’s rights and Prima’s obligations under Secs. 3.4 (a)-(c), 4.6 (a)-(c) of the Burnet License.

1.3

Granting of Sub-Sub-licences

Sydys may not grant any further sub-sub-licences other than to Approved Sub-Licensees.

2.

INTELLECTUAL PROPERTY

2.1

Intellectual Property obligations

(a)

Sydys accepts all responsibility for maintaining the Patents and paying all of the renewal fees associated with doing so from the Commencement Date;

(b)

if Sydys decides to cease payment of renewals for any of the Patents, it must notify Prima in writing at least 30 days prior to the date in which any action needs to be taken to preserve that Patent, in which Prima shall have first rights to resume responsibility of the Patent and the Patent will be removed from the scope of the Sub-Licence;

(c)

Sydys must exercise its rights under the Sub-Licence with due care, without danger to any person and in accordance with all applicable laws, and ensure that all Sub-Licensees do so;

(d)

Sydys will provide to Prima written annual reports on the progress of the technology commercialisation of the CVAC Intellectual Property on each anniversary of the Commencement Date;

(e)

Sydys must co-operate with Prima to satisfy Burnet that the commercialisation undertaken by Sydys pursuant to this Agreement satisfies Prima's obligation under the Burnet License to use reasonable endeavours to Commercialise the CVAC Intellectual Property, including to participate in any commercialisation review undertaken under the Burnet License from time to time.

2.2

Improvements

All right and title in any and all Improvements belong to Sydys and shall be subject to the New License.

3.

NOTIFICATION

(a)

Sydys will immediately notify Prima, with full particulars available, if Sydys learns:

(i)

of any infringement or potential infringement of any of the CVAC Intellectual Property by a third party;

(ii)

that the use of any of the CVAC Intellectual Property may infringe the proprietary rights of a third party;

(iii)

of any other claims or potential claims against Prima, Sydys, or Neopharm in any way relating to any of the CVAC Intellectual Property (including relating to its use, development or commercialisation), including without limitation:

(A)

any claim by a third party for personal injury, death or property damage;

(B)

any defects in any products and/or services provided by Sydys and/or any Approved Sub-Licensee which use or incorporate any CVAC Intellectual Property; or

(C)

the need for any recall of any products developed or sold by Sydys or any Approved Sub-Licensee which use or incorporate any of the CVAC Intellectual Property;

(iv)

of any wilful, unlawful or negligent act or omission of Sydys, any of its Personnel, or any Approved Sub-Licensee; or

(v)

of any infringement by Sydys or an Approved Sub-Licensee of any third party's Intellectual Property Rights.

(b)

In connection with any infringement or potential infringement of or by the CVAC Intellectual Property, Sydys will:

(i)

provide all information and assistance to Prima; and

(ii)

not take steps on its own without Prima's prior approval.

4.

PAYMENT

In consideration of the sub-licence granted to Sydys under this Agreement, Sydys agrees to pay Prima royalties pursuant to Section 2.07 of the Sub-License, License and Asset Purchase Agreement.

For the avoidance of doubt: The obligation to pay the royalties pursuant to Section 2.07 of the Sub-License, License and Asset Purchase Agreement is independent from any expiration or validity of the Burnet License; e.g. Sydys has to pay royalties even after expiration of the patents licensed under this Agreement to Sydys if the requirements of the royalty payments are fulfilled.

5.

FURTHER OBLIGATIONS OF SYDYS

Sydys is responsible (i) to fulfil Prima’s obligations towards Burnet under Secs. 4.7, 9 and 12 of the Burnet License in the same scope towards Prima and (ii) to assist Prima in fulfilling its own obligation towards Burnet.

6.

GST

6.1

Definitions

In this Agreement:

(a)

the expressions Consideration, GST, Input Tax Credit, Recipient, Supply, Tax Invoice and Taxable Supply have the meanings given to those expressions in the A New Tax System (Goods and Services Tax) Act 1999 (GST Act); and

(b)

Supplier means any party treated by the GST Act as making a Supply under this Agreement.

6.2

Consideration is GST exclusive

Unless otherwise expressly stated, all prices or other sums payable or Consideration to be provided under or in accordance with this Agreement are exclusive of GST.

6.3

Payment of GST

(a)

If GST is imposed on any Supply made under or in accordance with this Agreement, the Recipient of the Taxable Supply must pay to the Supplier an additional amount equal to the GST payable on or for the Taxable Supply, subject to the Recipient receiving a valid Tax Invoice in respect of the Supply at or before the time of payment.

(b)

Payment of the additional amount must be made at the same time and in the same way as payment for the Taxable Supply is required to be made in accordance with this Agreement.

6.4

Reimbursement of expenses

If this Agreement requires a party (the First Party) to pay for, reimburse, set off or contribute to any expense, loss or outgoing (Reimbursable Expense) suffered or incurred by the other party (the Other Party), the amount required to be paid, reimbursed, set off or contributed by the First Party will be the sum of:

(a)

the amount of the Reimbursable Expense net of Input Tax Credits (if any) to which the Other Party is entitled in respect of the Reimbursable Expense (Net Amount); and

(b)

if the Other Party's recovery from the First Party is a Taxable Supply, any GST payable in respect of that Supply,

such that after the Other Party meets the GST liability, it retains the Net Amount. Sydys shall pay all patent costs in respect to the CVAC Intellectual Property.

7.

CONFIDENTIALITY

7.1

Obligations of confidentiality

Each party (Receiving Party) receiving, possessing or otherwise acquiring Confidential Information of any other party (Disclosing Party) acknowledges that the Disclosing Party's Confidential Information is the property of and confidential to or a trade secret of the Disclosing Party.  Subject to clause , the Receiving Party must:

(a)

keep the Disclosing Party's Confidential Information confidential and not directly or indirectly disclose, divulge or communicate that Confidential Information to, or otherwise place that Confidential Information at the disposal of, any other person without the prior written approval of the Disclosing Party;

(b)

take all reasonable steps to secure and keep secure all Disclosing Party's Confidential Information coming into its possession or control; and

(c)

not memorise, use, modify, reverse engineer or make copies, notes or records of the Disclosing Party's Confidential Information for any purpose other than in connection with the performance by the Receiving Party of its obligations under this Agreement.

7.2

Exceptions

(a)

The obligations of confidentiality under clause  do not apply to any information that is required to be disclosed by any applicable law or any order of any court, tribunal, authority or regulatory body (but only to the extent that it required to be disclosed).

(b)

Sydys may disclose Confidential Information of Prima to Approved Sub-Licensees:

(i)

to the extent that those Approved Sub-Licensees need to know the Confidential Information to utilise, develop and commercialise the CVAC Intellectual Property licensed to them by Sydys in accordance with the terms of their sub-licence from Sydys; and

(ii)

if (and only if) those Approved Sub-Licensees are contractually bound by confidentiality obligations at least as stringent as those imposed on Sydys by this clause .

7.3

Return of information

(a)

In relation to material containing Confidential Information, the Receiving Party must on demand, or at the expiry or termination of this Agreement:

(i)

promptly return to the Disclosing Party any of such material supplied to or received by the Receiving Party or any of its Personnel; or

(ii)

if required, destroy any of such material supplied to or received by the Receiving Party or any of its Personnel and supply certification of such destruction where requested.

(b)

Despite anything else in this Agreement, the Receiving Party may retain in its files copies of the Confidential Information to the extent the Confidential Information forms part of any board papers or accompanying memoranda submitted to, or the subject of presentations at, meetings of the board of directors of the Receiving Party or its Related Body Corporate or any minutes of meetings of the board of directors of the Receiving Party or its Related Body Corporate.

(c)

Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that the Receiving Party's computer systems may automatically back-up the Confidential Information disclosed to it under this Agreement.  To the extent that any computer back-up procedures create copies of the Confidential Information (Back-up Copies), the Receiving Party may retain any Back-up Copies in its archival or back-up computer storage for the period it normally archives backed-up computer records.  Any Back-up Copies will be subject to the provisions of this Agreement until the same are destroyed, and must not be accessed by the Receiving Party during any period of archival or back-up storage other than as permitted under this Agreement.

8.

NO WARRANTIES

Sydys acknowledges that:

(a)

the use of the CVAC Intellectual Property and all other material (including Confidential Information) provided to Sydys is at its own risk; and

(b)

to the maximum extent permitted by law the CVAC Intellectual Property is sub-licensed, and all material (including Confidential Information) is provided, to Sydys "as is", without warranties of any kind (whether express, implied, statutory or otherwise), including with respect to non-infringement of third party rights (including intellectual property rights), merchantability, completeness, reliability, quality or fitness for any particular purpose other than the warranties provided in Article III of the Sub-License, License and Asset Purchase Agreement.

9.

LIABILITY, INDEMNITIES AND INSURANCE

9.1

Limitation on liability

To the maximum extent permitted by law but not in contradiction to Section 7.02 and 7.04 of the Sub-License, License and Asset Purchase Agreement, Prima will not be liable to Sydys, any Approved Sub-Licensee/Sub-Licensee or any third party in respect of any loss or damage (including, without limitation, any indirect or consequential loss, loss of profit or loss of revenue) however so caused, whether based on contract, tort (including negligence), statute or any other legal theory, arising directly or indirectly in connection with this Agreement, including in respect of the use, commercialisation or the development of the CVAC Intellectual Property by Sydys or any Approved Sub-Licensee/Sub-Licensee or the act, failure or omission of Prima.

9.2

Sydys's indemnity

Sydys will indemnify and hold harmless Prima and its Personnel (each an “Indemnified Party”) from and against any and all losses, damages, costs and expenses (including all reasonable legal fees) (each a “Loss”) incurred by an Indemnified Party arising directly or indirectly from:

(a)

a loss or claim suffered or incurred by Burnet which is to be indemnified by Prima under Sec. 10.2 of the Burnet License as a result of or arising out of or in respect of Sydys' Research and Development and/or Commercialisation of the CVAC Intellectual Property;

(b)

Sydys's breach of any term of this Agreement (including any representation or warranty provided under this Agreement);

(c)

the breach by any Approved Sub-Licensee/Sub-Licensee of any term of its sub-licence agreement with Sydys (including any representation or warranty provided by the Approved Sub-Licensee/Sub-Licensee under that agreement);

(d)

any claim by any Approved Sub-Licensee/Sub-Licensee relating to the CVAC Intellectual Property, including in relation to its merchantability, fitness for any particular purpose, or its validity;

(e)

any wilful, unlawful or negligent act or omission of Sydys, any of its Personnel, or any Approved Sub-Licensee/Sub-Licensee’s; or

(f)

Sydys's and/or any Approved Sub-Licensee/Sub-Licensee's use, commercialisation or development of the CVAC Intellectual Property, including without limitation, any:

(i)

defects in any products and/or services provided by Sydys and/or any Approved Sub-Licensee/Sub-Licensee which use or incorporate any CVAC Intellectual Property;

(ii)

infringement by Sydys or an Approved Sub-Licensee/Sub-Licensee of any third party's Intellectual Property Rights;

(iii)

claim by a third party for personal injury, death or property damage; or

(iv)

recall of any products developed or sold by Sydys or any Approved Sub-Licensee/Sub-Licensee which use or incorporate any of the CVAC Intellectual Property.

9.3

Insurance

Sydys must maintain adequate product liability, third party liability and other reasonable insurance (in the joint names of Burnet, Prima and Sydys if required). Sydys must provide adequate evidence of power.

10.

BOOKKEEPING, AUDIT AND REVIEWS

10.1

Bookkeeping

Sydys must keep books and records sufficient to verify the information provided in statements provided to Prima pursuant to Section 2.07 (g) (iv) of the Sub-License, License and Asset Purchase Agreement.

10.2

Audit

(a)

Sydys must permit Prima and persons or corporations authorised by Prima (including, if Prima so elects, Prima's external registered auditors) to have access to the books and records of Sydys insofar as they relate to this Agreement, on Business Days between 9am until 5pm upon reasonable notice being given to Sydys (Audit).  Any information obtained in exercise of the rights of this clause must be kept confidential by Prima and its external auditor and not used or disclosed for any other purpose except for the purposes allowed by this Agreement.

(b)

Sydys must cooperate with Prima during any Audit pursuant to clause , including answering any questions raised by Prima, and persons or corporations authorised by Prima to assist in the Audit, promptly and completely.

(c)

Prima will pay the cost of any Audit except that:

(i)

Prima will not reimburse Sydys for time spent by Sydys Personnel as a result of an Audit request;

(ii)

Sydys will not pay for the cost of retrieving records off-site for the purpose of an Audit; and

(d)

should an Audit reveal non-compliance by Sydys with any requirements under this Agreement (including any error in statements provided to Prima pursuant to Section 2.07 (g) (iv) of the Sub-License, License and Asset Purchase Agreement leading to underpayment by Sydys), all costs associated with the Audit will be borne by Sydys except for time spent by Prima Personnel.

11.

TERMINATION

11.1

Termination for cause

(a)

Either party may terminate this Agreement (in whole or part) with immediate effect at any time by giving written notice to the other party:

(i)

where the other party (the defaulting party) commits a breach of a material clause of this Agreement, and that breach is not remedied within 90 (ninety) days of the defaulting party receiving a notice which requests that the breach be remedied; or

(ii)

if the other party (the “Bankrupt Party”) will file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Bankrupt Party or of its assets, or if the Bankrupt Party proposes a written agreement of composition or extension of its debts, or if the Bankrupt Party will be served with an involuntary petition in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there will have been issued a warrant of attachment, execution, or similar process against it, filed in any insolvency proceeding, and the petition will not be dismissed within ninety (90) days after the filing thereof, or if the Bankrupt Party will propose or be a party to any dissolution or liquidation, or if the Bankrupt Party will make an assignment for the benefit of creditors.

(b)

Prima may terminate this Agreement (in whole or part) with immediate effect at any time by giving notice to Sydys where:

(i)

Sydys breaches its obligation pursuant to Section 6.01 of the Sub-License, License and Asset Purchase Agreement (including a deemed breach pursuant to Section 6.02 of the Sub-License, License and Asset Purchase Agreement);

(ii)

in Prima's opinion, the acts or omissions of Sydys, any of its Personnel, or any of its Approved Sub-Licensees, bring or are likely to bring Prima into ridicule or disrepute or are contrary to the interests or stated positions of Prima; or

(iii)

Prima is entitled to terminate the Sub-License, License and Asset Purchase Agreement and/or the Know-How License each in accordance with its terms.

11.2

Automatic termination

This Agreement terminates automatically if the Burnet License is terminated or expires for any reason whatsoever; whichever is the earlier.

11.3

Consequences of termination

(a)

On termination of this Agreement:

(i)

the Sub-Licence is immediately terminated;

(ii)

in case termination is not caused by expiration of the Burnet License each party must immediately cease using the Confidential Information of the other party and return it to the other party in accordance with clause ; and

(iii)

in case termination is not caused by expiration of the Burnet License Sydys must immediately cease using the CVAC Intellectual Property and return to Prima all copies of the CVAC Intellectual Property in the possession, power or control of Sydys or any Approved Sub-Licensee.

(b)

Termination of this Agreement will not prejudice any rights or remedies already accrued to any party under, or in respect of any breach of, this Agreement.

11.4

Survival

Termination of this Agreement will not affect the operation of the provisions of this Agreement which by their nature survive termination or expiry of this Agreement.

12.

PUBLICITY

(a)

Sydys agrees not to issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior consent of Prima, except as required by law or a court order.

(b)

Subject to any permitted disclosures under clause , Sydys agrees that it will not create the impression that any acts or omissions of Sydys or any Approved Sub-Licensee/Sub-Licensee in relation to the CVAC Intellectual Property are authorised by Prima.

13.

DISPUTE RESOLUTION

(a)

The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations, as follows. Any Party may give the other Party written notice of any dispute not resolved in the normal course of business. Executives of each of the Parties shall meet at a mutually acceptable time and place within ten (10) days after delivery of such written notice, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved by these persons within fifteen (15) days of delivery of the disputing Party's written notice, or if the Parties fail to meet within ten (10) days of delivery of written notice, any Party may initiate arbitration as provided hereinafter.

(b)

Any dispute controversy or claim arising out of or relating to this Agreement, including the breach, termination or validity thereof, not resolved as hereinabove provided or otherwise by agreement between the Parties within forty-five (45) days of initiation of the dispute resolution procedures set forth in this Section , shall be finally resolved by binding arbitration in New York, New York in accordance with the American Arbitration Association Commercial Arbitration Rules then in effect pursuant to the following procedures:

(i)

Except as otherwise specifically agreed upon by the Parties, the arbitration shall be heard and determined by three (3) arbitrators. Each Party shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration. The Party-appointed arbitrators shall, within ten (10) business days following the appointment of both Party-appointed arbitrators, in turn appoint a third arbitrator who shall be the presiding arbitrator of the tribunal. If the Party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal and/or one Party refuses to appoint its Party-appointed arbitrator within the thirty (30) day period, the American Arbitration Association shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. All decisions and awards by the arbitration tribunal shall be made by majority vote.

(ii)

The discovery rights of the Parties in connection with the arbitration shall be limited to the production of documents and, for the avoidance of doubt, no Party to such arbitration shall have any right to depose any other party or the officers, directors, employees, agents or other representatives of any other party to such arbitration (and the Arbitrators shall have no authority to compel any such deposition).

(iii)

Except as may otherwise be required by law or subpoena, the Parties (including their counsel and other representatives), the witnesses and the arbitrators shall not disclose the existence, contents or results of any arbitration conducted hereunder without the prior written consent of both Parties. Moreover, any documentary or other evidence produced in any arbitration hereunder shall be treated as confidential, and shall not be disclosed to any third party (other than a witness or expert as permitted herein), except as required by law or except if such evidence was obtained from the public domain or was otherwise obtained independently of the arbitration without breach of an independent duty of confidentiality or was lawfully in a Party’s possession.

(iv)

Within 120 days of the appointment of the arbitration panel, the arbitrators shall hold hearings where written, documentary, and oral evidence may be presented. Evidence may not be taken except in the presence of both Parties, and all witnesses may be questioned by both Parties. Unless the Parties otherwise agree, or a witness is dead, ill or unavailable for other good reasons, the arbitrators shall not accept a witness’ written statement unless the other Party has an opportunity to question the witness in the arbitrators’ presence, or by telephonic or video telephonic communications. All proceedings shall be conducted in the English language.

(v)

The decision of the majority of the arbitrators shall be reduced to a writing, shall give factual and legal reasons for the decision(s) reached by the Arbitrators and shall be signed and dated by the arbitrators, and a copy of the Award shall be delivered to each of the Parties, within ninety (90) days of the completion of the arbitration hearing. The decision of the arbitrators shall be final and binding without the right of appeal; and shall be the sole and exclusive remedy regarding any claims, counterclaims, issues or accountings presented to the arbitrators. The arbitration award shall be made and promptly paid in currency of the transaction giving rise to the dispute, free of any deduction or offset through a bank in the United States. Any costs or fees incident to enforcing the award, shall to the maximum extent permitted by law, be charged against the Party resisting such enforcement. Consequential, punitive or other similar damages shall not be allowed.  Each Party hereto waives to the fullest extent permitted by law any right it may otherwise have under the laws of any jurisdiction to any form of appeal of, or collateral attack against, such award.  The prevailing Party shall be entitled to recover its costs of arbitration and reasonable attorneys’ fees, as determined by the arbitrators. The prevailing Party shall also be entitled to recover its costs and attorneys’ fees in any proceedings to enforce the award or to confirm judgment. The award shall include interest from the date of any breach or violation of the Agreement and/or Ancillary Agreement, as determined by the arbitral award, and from the date of the award until paid in full, at the then current Prime Rate, not to exceed the maximum permitted by law.

(vi)

Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the Party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

(vii)

Nothing in this Agreement shall prevent either Party from seeking any provisional/preliminary relief (including, but not limited to, injunctions, attachments or other such orders in aid of arbitration) from any court of competent jurisdiction, and any such application to a court for provisional/preliminary relief shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

14.

GENERAL

14.1

Nature of obligations

Each obligation imposed on a party by this Agreement in favour of another is a separate obligation.

14.2

Entire understanding

(a)

This Agreement contains the entire understanding between the parties concerning the subject matter of the Agreement and supersedes all prior communications between the parties.

(b)

Each party acknowledges that, except as expressly stated in this Agreement, that party has not relied on any representation, warranty or undertaking of any kind made by or on behalf of the other party in relation to the subject matter of this Agreement.

14.3

No adverse construction

This Agreement is not to be construed to the disadvantage of a party because that party was responsible for its preparation.

14.4

Further assurances

A party, at its own expense and within a reasonable time of being requested by another party to do so, must do all things and execute all documents that are reasonably necessary to give full effect to this Agreement.

14.5

No waiver

(a)

A failure, delay, relaxation or indulgence by a party in exercising any power or right conferred on the party by this Agreement does not operate as a waiver of the power or right.

(b)

A single or partial exercise of the power or right does not preclude a further exercise of it or the exercise of any other power or right under this Agreement.

(c)

A waiver of a breach does not operate as a waiver of any other breach.

14.6

Severability

Any provision of this Agreement which is invalid in any jurisdiction must, in relation to that jurisdiction:

(a)

be read down to the minimum extent necessary to achieve its validity, if applicable; and

(b)

be severed from this Agreement in any other case,

without invalidating or affecting the remaining provisions of this Agreement or the validity of that provision in any other jurisdiction.

14.7

Successors and assigns

This Agreement binds and benefits the parties and their respective successors and permitted assigns under clause .

14.8

No assignment

(a)

Sydys cannot assign or otherwise transfer the benefit of this Agreement without the prior written consent of Prima.

(b)

Prima may not assign or otherwise transfer the benefit of this Agreement without the need for Sydys's prior consent.]

14.9

Consents and approvals

Where anything depends on the consent or approval of a party then, unless this Agreement provides otherwise, that consent or approval may be given conditionally or unconditionally or withheld, in the absolute discretion of that party.

14.10

No variation

This Agreement cannot be amended or varied except in writing signed by the parties.

14.11

Costs

Each party must pay its own legal costs of and incidental to the preparation and completion of this Agreement.

14.12

Governing law and jurisdiction

(a)

This Agreement is governed by and must be construed in accordance with the laws in force in New South Wales.

(b)

The parties submit to the non-exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Agreement, its performance or subject matter.

14.13

Notices

Any notice or other communication to or by a party under this Agreement:

(a)

may be given by personal service, post or facsimile;

(b)

must be in writing, legible and in English addressed (depending on the manner in which it is given) as shown below:

(i)

If to Sydys  :

Address:

135 East 57th Street, 24th Floor, New York, NY 10022

Attention:

Joseph Hernandez

Email:

hernandez_joe@yahoo.com

(ii)

If to Prima:

Address:

Level 12, 95 Pitt Street Sydney 2000, NSW, Australia

Attention:

Mr Marc Voigt (CEO)

Email:

marc.voigt@primabiomed.com.au

Facsimile:

+61 2 8569 1880

or to any other address last notified by the party to the sender by notice given in accordance with this clause;

(c)

in the case of a corporation, must be signed by an officer or authorised representative of the sender or in accordance with section 127 of the Corporations Act; and

(d)

is deemed to be given by the sender and received by the addressee:

(i)

if delivered in person, when delivered to the addressee;

(ii)

if posted, 2 Business Days (or 6, if addressed outside Australia) after the date of posting to the addressee whether delivered or not; or

(iii)

if sent by facsimile transmission, on the date and time shown on the transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety and in legible form to the facsimile number of the addressee notified for the purposes of this clause, but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time), it is deemed to have been received at 9.00 am on the next Business Day.

14.14

Counterparts

If this Agreement consists of a number of signed counterparts, each is an original and all of the counterparts together constitute the same document.

14.15

Conflicting provisions

If there is any conflict between the main body of this Agreement and any schedules or annexures comprising it, then the provisions of the main body of this Agreement prevail.

14.16

Non merger

A term or condition of, or act done in connection with, this Agreement does not operate as a merger of any of the rights or remedies of the parties under this Agreement and those rights and remedies continue unchanged.

14.17

Operation of indemnities

Unless this Agreement expressly provides otherwise:

(a)

each indemnity in this Agreement survives the expiry or termination of this Agreement; and

(b)

a party may recover a payment under an indemnity in this Agreement before it makes the payment in respect of which the indemnity is given.

14.18

No right of set-off

Unless this Agreement expressly provides otherwise, a party has no right of set-off against a payment due to another party.

14.19

Relationship of parties

Unless this Agreement expressly provides otherwise, nothing in this Agreement may be construed as creating a relationship of partnership, of principal and agent or of trustee and beneficiary.

2

Executed as an Agreement.

Executed by Prima BioMed Limited ACN 009 237 889 in accordance with section 127(1) of the Corporations Act 2001 (Cth):

Signature of director	Signature of director or company secretary*
*delete whichever does not apply

Name (please print)	Name (please print)

Executed by Sydys Corporation in accordance with section 127(1) of the Corporations Act 2001 (Cth):

Signature of director	Signature of director or company secretary*
*delete whichever does not apply

Name (please print)	Name (please print)

3

ANNEXURE A

List of Patents

Family 3

Patent Number	Country	Status Jan 15	Expiry
754065	Australia	Granted	29/09/2018
2,304,952	Canada	Granted	29/09/2018
1027063	Europe	Granted. Validated Austria, Belgium, Denmark, France, Germany, Italy, Ireland, Spain, Sweden, Switzerland, Netherlands, UK	29/09/2018
4669930	Japan	Granted	29/09/2018
5192020	Japan	Granted	29/09/2018
8,771,701	USA	Granted	08/08/2022

Please note, all patent expiry dates are approximate. It is possible for patent term extensions to be granted if market authorisation is achieved prior to expiry.

EXHIBIT C

Know-How License and Sub-license

Prima BioMed Ltd

ACN 009 237 889

and

Sydys Corporation

1.

Definitions and interpretation

1.1

Definitions

1.2

Interpretation

2.

License and Sub-License

2.1

License and Sub-License

2.2

Acknowledgment

2.3

Sub-license

3.

Know-How Obligations

3.1

Sydys obligations

3.2

Prima obligations

3.3

Improvements

4.

Notification

5.

Payment obligations

5.1

Fees payable by Sydys

6.

GST

6.1

Definitions

6.2

Consideration is GST exclusive

6.3

Payment of GST

6.4

Reimbursement of expenses

7.

Confidentiality

7.1

Obligations of confidentiality

7.2

Exceptions

7.3

Return of information

8.

No warranties

9.

Liability, indemnities and insurance

9.1

Limitation on liability

9.2

Sydys's indemnity

9.3

Insurance

10.

Bookkeeping, audit and reviews

10.1

Bookkeeping

10.2

Audit

11.

Termination

11.1

Termination for cause

11.2

Automatic termination

11.3

Consequences of termination

11.4

Survival

12.

Publicity

13.

Dispute Resolution

14.

General

14.1

Nature of obligations

14.2

Entire understanding

14.3

No adverse construction

14.4

Further assurances

14.5

No waiver

14.6

Severability

14.7

Successors and assigns

14.8

No assignment

14.9

Consents and approvals

14.10

No variation

14.11

Costs

14.12

Governing law and jurisdiction

14.13

Notices

14.14

Counterparts

14.15

Conflicting provisions

14.16

Non merger

14.17

Operation of indemnities

14.18

No right of set-off

14.19

Relationship of parties

Know-How License Agreement

Date

11/12 May 2016

Parties

1.

Prima BioMed Ltd ACN 009 237 889 of Level 12, 95 Pitt Street, Sydney, New South Wales  2000 (Prima)

2.

Sydys Corporation, 135 East 57th Street, 24th Floor, New York, NY 10022 (Sydys)

Background

A.

Sydys has concluded a Sub-License, License and Asset Purchase Agreement with Prima executed 12 May 2016 (“Sub-License, License and Asset Purchase Agreement”) to which this Agreement is Exhibit C.

B.

Prima has agreed under the Sub-License, License and Asset Purchase Agreement to grant Sydys a non-exclusive worldwide license of the Know-How to the extent permitted by Law on the terms of this Agreement.

Agreed terms

1.

DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Agreement:

Agreed Field means the treatment of cancer;

Agreement means this agreement including the background, any schedules and any annexures;

Approved Sub-Licensees means any Sub-Licensee approved by Prima;

Burnet means the Macfarlane Burnet Institute for Medical Research and Public Health Ltd (ACN 007 349 984);

Burnet License means the Technology License Agreement dated 31 May 2001, as amended by Deed of Variation dated 24 August 2005, to which Burnet acceded by Deed of Accession dated 22 December 2005 and as novated by Deed of Novation dated 18 April 2012;

Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Sydney, New South Wales;

Commencement Date means 12 May 2016;

Confidential Information means any and all information of any nature and in any form (including electronic, magnetic and other intangible forms, whether capable of being read by human beings or not) concerning the CVAC Know How, the operations, dealings, organisation, personnel, business strategies, customers, technology, intellectual property rights, trade secrets or know-how of a person which is received by, disclosed to or discovered by the other party (Receiving Party) before, on or after the Commencement Date under, in connection with or as a result of this Agreement, any of the matters dealt with in this Agreement or any action taken under this Agreement, but does not include information which:

(a)

is or becomes part of the public domain through no act, failure to act or default of the Receiving Party or any person associated with, or who received that information from or as a consequence of disclosure by, the Receiving Party;

(b)

is disclosed to the Receiving Party by a third party lawfully in possession of such information and who is not under any obligation to maintain such information in confidence; or

(c)

is developed independently by the Receiving Party without use of or reference to the other party's information.

Corporations Act means the Corporations Act 2001 (Cth);

CVAC Know How means (i) the Research Results (as defined in the Burnet License) owned by Prima; (ii) the Assigned IP (as defined in the Deed of Assignment) assigned to Prima from Cancer Vac Pty Ltd (CAN 096859513) by Deed of Assignment; and (iii) the CVAC Trademarks.

CVAC Products means any formulation containing mannosylated fusion protein conjugated to mucin1; that has been pulsed ex vivo into a patients’ dendritic cells and then reinjected back into said patient, developed by or on behalf of Prima prior to the date of the Sub-License, License and Asset Purchase Agreement.

CVAC Sub-License means the exclusive license agreement between Prima and Sydys entered into pursuant to the Sub-License, License and Asset Purchase Agreement in the form set out in Exhibit B to the Sub-License, License and Asset Purchase Agreement.

CVAC Trademarks means the trademarks, trade names and logos licensed by Prima from Prima Biomed IP Pty Ltd. as listed in Annexure A.

Deed of Assignment  means the deed of assignment of intellectual property rights dated 26 June 2012 between Cancer Vac Pty Ltd ACN 096 859 513 and Prima;

Dispute means any dispute or difference of opinion between the parties, or the absence of agreement by the parties, about a matter under or arising out of this Agreement;

Dispute Notice means a notice from Sydys or Prima to the other relating to a Dispute:

(a)

requiring the Dispute to be resolved under clause ; and

(b)

outlining the issues which are the subject of the Dispute;

Further Know-How means all trade secrets, confidential and proprietary information generated by Prima and its Affiliates relating to the automation and/or optimization of manufacturing processes for any cell therapy that have been developed by Prima or in conjunction with funding by the Sächsische Aufbaubank (SAB) and under contracts with the Fraunhofer Institute for Cell Therapy and Immunology, Leipzig and Database Integrations Inc (DBI), USA. This includes, but is not limited to, documentation for the technology transfer of its manufacturing and logistics operations to the United States of America and to Europe, data, know-how and standard operating procedures (SOP’s) (whether patentable or not) relating to the automation of cell therapy manufacturing and the optimisation for dendritic cell and other cell therapies, cold chain supply logistics, iCAN Software development, bar code labelling qualifications, shipping qualification and other related procedures necessary for the manufacturing and shipment of blood products and miscellaneous cell therapy products.

Improvements means any amendments, changes or additions made by Sydys to any part of the Licensed Know-How;

Insolvency Event means a party becoming subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

Licensed Know-How means (i) CVAC Know How; and (ii) Further Know-How.

New License means the non-exclusive license agreement between Prima and Sydys entered into pursuant to the Sub-License, License and Asset Purchase Agreement in the form set out in Exhibit D to the Sub-License, License and Asset Purchase Agreement.

Personnel means any employees, agents and approved contractors of a party;

Related Body Corporate has the meaning given to that term in the Corporations Act;

Resolution Period means a 20 Business Day period after a Dispute Notice relating to a Dispute is given;

Sub-Licensee means a third party to which Sydys grants a sub-license to the Licensed IP which is not an Approved Sub-Licensee;

Sub-License has the meaning given to that term in clause ; and

Territory means the world.

Definitions which are not defined in this Agreement shall have the meaning as defined in the Sub-License, License and Asset Purchase Agreement.

0.1

Interpretation

In this Agreement unless the context requires otherwise:

(a)

the singular includes the plural and vice versa;

(b)

a gender includes the other genders;

(c)

the headings are used for convenience only and do not affect the interpretation of this Agreement;

(d)

other grammatical forms of defined words or expressions have corresponding meanings;

(e)

a reference to a document includes the document as modified from time to time and any document replacing it;

(f)

a reference to a party is to a party to this Agreement and a reference to a party to a document includes the party's executors, administrators, successors and permitted assigns and substitutes;

(g)

if something is to be or may be done on a day that is not a Business Day then it must be done on the next Business Day;

(h)

the word "person" includes a natural person, partnership, body corporate, association, governmental or local authority, agency and any body or entity whether incorporated or not;

(i)

the word "month" means calendar month and the word "year" means 12 months;

(j)

the words "in writing" include any communication sent by letter, facsimile transmission or email or any other form of communication capable of being read by the recipient;

(k)

a reference to all or any part of a statute, rule, regulation or ordinance (statute) includes that statute as amended, consolidated, re-enacted or replaced from time to time;

(l)

wherever "include", "for example" or any form of those words or similar expressions is used, it must be construed as if it were followed by "(without being limited to)";

(m)

money amounts are stated in Australian currency unless otherwise specified;

(n)

a reference to time is to Sydney, New South Wales, Australia time;

(o)

a reference to any agency or body, if that agency or body ceases to exist or is reconstituted, renamed or replaced or has its powers or functions removed (defunct body), means the agency or body which performs most closely the functions of the defunct body;  and

(p)

any agreement, representation, warranty or indemnity by two or more parties (whether those parties are included in the same defined term or not) binds them jointly and separately.

1.

LICENSE AND SUB-LICENSE

1.1

License and Sub-License

Subject to the terms of this Agreement (to the extent permitted by Law), Prima grants Sydys within the Agreed Field in the Territory a non-exclusive, non-transferable

(a)

license to use the Licensed Know-How; and

(b)

sub-license to use the CVAC Trademarks

in each case to commercialise and develop the CVAC Products and the New CVAC Products anywhere in the world.

1.2

Acknowledgment

(a)

Sydys acknowledges and agrees that the CVAC Know How is, and will remain the exclusive property of Prima or its Affiliates and that nothing in this Agreement will be construed as transferring title in or ownership of any CVAC Know How to Sydys.

(b)

Sydys acknowledges and agrees to any and all obligations of Prima towards Burnet under the Burnet License regarding the CVAC Know-How, in particular but without limitation to the license granted by Prima to Burnet under Sec. 4.4 of the Burnet License.

1.3

Sub-license

Sydys may not grant any sub-licenses with regard to the Licensed Know-How and no further sub-licenses with regard to the CVAC Trademarks other than to Approved Sub-Licensees.

2.

KNOW-HOW OBLIGATIONS

2.1

Sydys obligations

(a)

Sydys will provide to Prima written annual reports on the progress of the commercialisation of the Licensed Know-How on the Commencement Date.

(b)

If Sydys wants to prolong the protection of the CVAC Trademarks, Sydys shall be responsible to pay the renewal fees with respect to the CVAC Trademarks itself.

(c)

Sydys shall use its best efforts to support Prima in fulfilling its obligations under the Burnet License and the Deed of Assignment with respect to the CVAC Know How respectively.

(d)

Sydys is obliged to grant a respective license to Burnet regarding any Research Results owned by or licensed to Sydys in case Burnet exercises its option to negotiate a non-exclusive license to use the Research Results solely to the extent necessary for Burnet to commercialise the Background Technology outside the Agreed Field pursuant to Sec. 4.6 of the Burnet License.

(e)

Sydys shall cover Burnet’s costs under Sec. 4.4 (d) of the Burnet License.

2.2

Prima obligations

(a)

Prima shall not use the Licensed Know-how (except as required under the funding by the Sächsische Aufbaubank (SAB)) and the CVAC Trademarks to commercialise and develop the CVAC products and the New CVAC Products anywhere in the world as long as Sydys is not in breach pursuant to Section 6.02 of the Sub-License, License and Asset Purchase Agreement.

(b)

Prima shall not grant any further licenses to the Licensed Know-How (except as required under the funding by the Sächsische Aufbaubank (SAB)) and any further Sub-Licenses to the CVAC Trademarks as long as Sydys is not in breach pursuant to Section 6.02 of the Sub-License, License and Asset Purchase Agreement.

2.3

Improvements

All right and title in any and all Improvements belong to Sydys and shall be subject to the New License.

3.

NOTIFICATION

(a)

Sydys will immediately notify Prima, with full particulars available, if Sydys learns:

(i)

of any infringement or potential infringement of any of the Licensed Know-How and CVAC Trademarks by a third party;

(ii)

that the use of any of the Licensed Know-How and CVAC Trademarks may infringe the proprietary rights of a third party;

(iii)

of any other claims or potential claims against Prima, Sydys, or any Approved Sub-Licensee in any way relating to any of the Licensed Know-How and CVAC Trademarks (including relating to its use, development or commercialisation), including without limitation:

(A)

any claim by a third party for personal injury, death or property damage;

(B)

any defects in any products and/or services provided by Sydys and/or any Approved Sub-Licensee which use or incorporate any Licensed Know-How and CVAC Trademarks; or

(C)

the need for any recall of any products developed or sold by Sydys or any Approved Sub-Licensee which use or incorporate any of the Licensed Know-How and CVAC Trademarks;

(iv)

of any wilful, unlawful or negligent act or omission of Sydys, any of its Personnel, or any Approved Sub-Licensee; or

(v)

of any infringement by Sydys or an Approved Sub-Licensee of any third party's Intellectual Property Rights.

(b)

In connection with any infringement or potential infringement of or by the Licensed Know-How and CVAC Trademarks, Sydys will:

(i)

provide all information and assistance to Prima; and

(ii)

not take steps on its own without Prima's prior approval.

4.

PAYMENT OBLIGATIONS

4.1

Fees payable by Sydys

In consideration of the (sub-)license granted to Sydys under this Agreement, Sydys agrees to pay Prima a consideration pursuant to Sections 2.06, 2.07 of the Sub-License, License and Asset Purchase Agreement (allocated as described in there).

For the avoidance of doubt: The obligation to pay the royalties pursuant to Sections 2.06, 2.07 of the Sub-License, License and Asset Purchase Agreement is independent from any expiration or validity of the Burnet License; e.g. Sydys has to pay royalties even after expiration of the patents licensed under this Agreement to Sydys if the requirements of the royalty payments are fulfilled.

5.

GST

5.1

Definitions

In this Agreement:

(a)

the expressions Consideration, GST, Input Tax Credit, Recipient, Supply, Tax Invoice and Taxable Supply have the meanings given to those expressions in the A New Tax System (Goods and Services Tax) Act 1999 (GST Act); and

(b)

Supplier means any party treated by the GST Act as making a Supply under this Agreement.

5.2

Consideration is GST exclusive

Unless otherwise expressly stated, all prices or other sums payable or Consideration to be provided under or in accordance with this Agreement are exclusive of GST.

5.3

Payment of GST

(a)

If GST is imposed on any Supply made under or in accordance with this Agreement, the Recipient of the Taxable Supply must pay to the Supplier an additional amount equal to the GST payable on or for the Taxable Supply, subject to the Recipient receiving a valid Tax Invoice in respect of the Supply at or before the time of payment.

(b)

Payment of the additional amount must be made at the same time and in the same way as payment for the Taxable Supply is required to be made in accordance with this Agreement.

5.4

Reimbursement of expenses

If this Agreement requires a party (the First Party) to pay for, reimburse, set off or contribute to any expense, loss or outgoing (Reimbursable Expense) suffered or incurred by the other party (the Other Party), the amount required to be paid, reimbursed, set off or contributed by the First Party will be the sum of:

(a)

the amount of the Reimbursable Expense net of Input Tax Credits (if any) to which the Other Party is entitled in respect of the Reimbursable Expense (Net Amount); and

(b)

if the Other Party's recovery from the First Party is a Taxable Supply, any GST payable in respect of that Supply,

such that after the Other Party meets the GST liability, it retains the Net Amount. The costs (e.g. annual renewal fees) to maintain the patents will be directly or indirectly borne by Sydys.

6.

CONFIDENTIALITY

6.1

Obligations of confidentiality

Each party (Receiving Party) receiving, possessing or otherwise acquiring Confidential Information of any other party (Disclosing Party) acknowledges that the Disclosing Party's Confidential Information is the property of and confidential to or a trade secret of the Disclosing Party.  Subject to clause , the Receiving Party must:

(a)

keep the Disclosing Party's Confidential Information confidential and not directly or indirectly disclose, divulge or communicate that Confidential Information to, or otherwise place that Confidential Information at the disposal of, any other person without the prior written approval of the Disclosing Party;

(b)

take all reasonable steps to secure and keep secure all Disclosing Party's Confidential Information coming into its possession or control; and

(c)

not memorise, use, modify, reverse engineer or make copies, notes or records of the Disclosing Party's Confidential Information for any purpose other than in connection with the performance by the Receiving Party of its obligations under this Agreement.

6.2

Exceptions

(a)

The obligations of confidentiality under clause  do not apply to any information that is required to be disclosed by any applicable law or any order of any court, tribunal, authority or regulatory body (but only to the extent that it required to be disclosed).

(b)

Sydys may disclose Confidential Information of Prima to Approved Sub-Licensees:

(i)

to the extent that those Approved Sub-Licensees need to know the Confidential Information to utilise, develop and commercialise the Licensed Know-How and CVAC Trademarks licensed to them by Sydys in accordance with the terms of their sub-license from Sydys; and

(ii)

if (and only if) those Approved Sub-Licensees are contractually bound by confidentiality obligations at least as stringent as those imposed on Sydys by this clause .

6.3

Return of information

(a)

In relation to material containing Confidential Information, the Receiving Party must on demand, or at the termination of this Agreement:

(i)

promptly return to the Disclosing Party any of such material supplied to or received by the Receiving Party or any of its Personnel; or

(ii)

if required, destroy any of such material supplied to or received by the Receiving Party or any of its Personnel and supply certification of such destruction where requested.

(b)

Despite anything else in this Agreement, the Receiving Party may retain in its files copies of the Confidential Information to the extent the Confidential Information forms part of any board papers or accompanying memoranda submitted to, or the subject of presentations at, meetings of the board of directors of the Receiving Party or its Related Body Corporate or any minutes of meetings of the board of directors of the Receiving Party or its Related Body Corporate.

(c)

Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that the Receiving Party's computer systems may automatically back-up the Confidential Information disclosed to it under this Agreement.  To the extent that any computer back-up procedures create copies of the Confidential Information (Back-up Copies), the Receiving Party may retain any Back-up Copies in its archival or back-up computer storage for the period it normally archives backed-up computer records.  Any Back-up Copies will be subject to the provisions of this Agreement until the same are destroyed, and must not be accessed by the Receiving Party during any period of archival or back-up storage other than as permitted under this Agreement.

7.

NO WARRANTIES

Sydys acknowledges that:

(a)

the use of the Licensed Know-How and CVAC Trademarks and all other material (including Confidential Information) provided to Sydys is at its own risk; and

(b)

to the maximum extent permitted by law the Licensed Know-How and CVAC Trademarks is (sub-)licensed, and all material (including Confidential Information) is provided, to Sydys "as is", without warranties of any kind (whether express, implied, statutory or otherwise), including with respect to non-infringement of third party rights (including intellectual property rights), merchantability, completeness, reliability, quality or fitness for any particular purpose other than the warranties provided in Article III of the Sub-License, License and Asset Purchase Agreement.

8.

LIABILITY, INDEMNITIES AND INSURANCE

8.1

Limitation on liability

To the maximum extent permitted by law but not in contradiction to Section 7.02 and 7.04 of the Sub-License, License and Asset Purchase Agreement, Prima will not be liable to Sydys, any Approved Sub-Licensee/Sub-Licensee or any third party in respect of any loss or damage (including, without limitation, any indirect or consequential loss, loss of profit or loss of revenue) however so caused, whether based on contract, tort (including negligence), statute or any other legal theory, arising directly or indirectly in connection with this Agreement, including in respect of the use, commercialisation or the development of the Licensed Know-How and CVAC Trademarks by Sydys or any Approved Sub-Licensee/Sub-Licensee or the act, failure or omission of Prima.

8.2

Sydys's indemnity

Sydys will indemnify and hold harmless Prima and its Personnel (each an “Indemnified Party”) from and against any and all losses, damages, costs and expenses (including all reasonable legal fees) (each a “Loss”) incurred by an Indemnified Party arising directly or indirectly from:

(a)

a loss or claim suffered or incurred by Burnet which is to be indemnified by Prima under Sec. 10.2 of the Burnet License as a result of or arising out of or in respect of Sydys' Research and Development and/or Commercialisation of the Research Results;

(b)

Sydys' breach of any term of this Agreement (including any representation or warranty provided under this Agreement);

(c)

the breach by any Approved Sub-Licensee/Sub-Licensee of any term of its sub-license agreement with Sydys (including any representation or warranty provided by the Approved Sub-Licensee/Sub-Licensee under that agreement);

(d)

any claim by any Approved Sub-Licensee/Sub-Licensee relating to the Licensed Know-How and CVAC Trademarks, including in relation to its merchantability, fitness for any particular purpose, or its validity;

(e)

any wilful, unlawful or negligent act or omission of Sydys, any of its Personnel, or any Approved Sub-Licensee/Sub-Licensee’s; or

(f)

Sydys' and/or any Approved Sub-Licensee/Sub-Licensee's use, commercialisation or development of the Licensed Know-How and CVAC Trademarks, including without limitation, any:

(i)

defects in any products and/or services provided by Sydys and/or any Approved Sub-Licensee/Sub-Licensee which use or incorporate any Licensed Know-How and CVAC Trademarks;

(ii)

infringement by Sydys or an Approved Sub-Licensee/Sub-Licensee of any third party's Intellectual Property Rights;

(iii)

claim by a third party for personal injury, death or property damage; or

(iv)

recall of any products developed or sold by Sydys or any Approved Sub-Licensee/Sub-Licensee which use or incorporate any of the Licensed Know-How and CVAC Trademarks.

8.3

Insurance

Sydys must maintain adequate product liability, third party liability and other reasonable insurance (in the joint names of Burnet, Prima and Sydys if required). Sydys must provide adequate evidence of power.

9.

BOOKKEEPING, AUDIT AND REVIEWS

9.1

Bookkeeping

Sydys must keep books and records sufficient to verify the information provided in statements provided to Prima pursuant to Section 2.07 (g) (iv) of the Sub-License, License and Asset Purchase Agreement.

9.2

Audit

(a)

Sydys must permit Prima and persons or corporations authorised by Prima (including, if Prima so elects, Prima's external registered auditors) to have access to the books and records of Sydys insofar as they relate to this Agreement, on Business Days between 9am until 5pm upon reasonable notice being given to Sydys (Audit).  Any information obtained in exercise of the rights of this clause must be kept confidential by Prima and its external auditor and not used or disclosed for any other purpose except for the purposes allowed by this Agreement.

(b)

Sydys must cooperate with Prima during any Audit pursuant to clause , including answering any questions raised by Prima, and persons or corporations authorised by Prima to assist in the Audit, promptly and completely.

(c)

Prima will pay the cost of any Audit except that:

(i)

Prima will not reimburse Sydys for time spent by Sydys Personnel as a result of an Audit request;

(ii)

Sydys will not pay for the cost of retrieving records off-site for the purpose of an Audit; and

(d)

should an Audit reveal non-compliance by Sydys with any requirements under this Agreement (including any error in statements provided to Prima pursuant to Section 2.07 (g) (iv) of the Sub-License, License and Asset Purchase Agreement leading to underpayment by Sydys), all costs associated with the Audit will be borne by Sydys except for time spent by Prima Personnel.

10.

TERMINATION

10.1

Termination for cause

(a)

Either party may terminate this Agreement (in whole or part) with immediate effect at any time by giving written notice to the other party:

(i)

where the other party (the defaulting party) commits a breach of a material clause of this Agreement, and that breach is not remedied within 90 (ninety) days of the defaulting party receiving a notice which requests that the breach be remedied; or

(ii)

if the other party (the “Bankrupt Party”) will file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Bankrupt Party or of its assets, or if the Bankrupt Party proposes a written agreement of composition or extension of its debts, or if the Bankrupt Party will be served with an involuntary petition in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there will have been issued a warrant of attachment, execution, or similar process against it, filed in any insolvency proceeding, and the petition will not be dismissed within ninety (90) days after the filing thereof, or if the Bankrupt Party will propose or be a party to any dissolution or liquidation, or if the Bankrupt Party will make an assignment for the benefit of creditors.

(b)

Prima may terminate this Agreement (in whole or part) with immediate effect at any time by giving notice to Sydys where:

(i)

Sydys breaches its obligation pursuant to Section 6.01 of the Sub-License, License and Asset Purchase Agreement (including a deemed breach pursuant to Section 6.02 of the Sub-License, License and Asset Purchase Agreement);

(ii)

in Prima's opinion, the acts or omissions of Sydys, any of its Personnel, or any of its Approved Sub-Licensees, bring or are likely to bring Prima into ridicule or disrepute or are contrary to the interests or stated positions of Prima; or

(iii)

it is entitled to terminate the Sub-License, License and Asset Purchase Agreement and/or the CVAC Sub-License each in accordance with its terms.

10.2

Automatic termination

This Agreement terminates automatically (i) with respect to the Research Results by or on behalf of Prima generated under the Burnet License if the Burnet License is terminated for any reason whatsoever; (ii) and with respect to the CVAC Trademarks if the CVAC Trademarks expire.

10.3

Consequences of termination

(a)

On termination of this Agreement:

(i)

the (Sub-)License is immediately terminated;

(ii)

each party must immediately cease using the Confidential Information of the other party and return it to the other party in accordance with clause ; and

(iii)

Sydys must immediately cease using the Licensed Know-How and CVAC Trademarks and return to Prima all copies of the Licensed Know-How and CVAC Trademarks in the possession, power or control of Sydys or any Approved Sub-Licensee.

(b)

Termination of this Agreement will not prejudice any rights or remedies already accrued to any party under, or in respect of any breach of, this Agreement.

10.4

Survival

Termination of this Agreement will not affect the operation of the provisions of this Agreement which by their nature survive termination or expiry of this Agreement.

11.

PUBLICITY

(a)

Sydys agrees not to issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior consent of Prima, except as required by law or a court order.

(b)

Subject to any permitted disclosures under clause , Sydys agrees that it will not create the impression that any acts or omissions of Sydys or any Approved Sub-Licensee/Sub-Licensee in relation to the Licensed Know-How and CVAC Trademarks are authorised by Prima.

12.

DISPUTE RESOLUTION

(a)

The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations, as follows. Any Party may give the other Party written notice of any dispute not resolved in the normal course of business. Executives of each of the Parties shall meet at a mutually acceptable time and place within ten (10) days after delivery of such written notice, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved by these persons within fifteen (15) days of delivery of the disputing Party's written notice, or if the Parties fail to meet within ten (10) days of delivery of written notice, any Party may initiate arbitration as provided hereinafter.

(i)

Any dispute controversy or claim arising out of or relating to this Agreement, including the breach, termination or validity thereof, not resolved as hereinabove provided or otherwise by agreement between the Parties within forty-five (45) days of initiation of the dispute resolution procedures set forth in this Section , shall be finally resolved by binding arbitration in New York, New York in accordance with the American Arbitration Association Commercial Arbitration Rules then in effect pursuant to the following procedures:

(ii)

Except as otherwise specifically agreed upon by the Parties, the arbitration shall be heard and determined by three (3) arbitrators. Each Party shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration. The Party-appointed arbitrators shall, within ten (10) business days following the appointment of both Party-appointed arbitrators, in turn appoint a third arbitrator who shall be the presiding arbitrator of the tribunal. If the Party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal and/or one Party refuses to appoint its Party-appointed arbitrator within the thirty (30) day period, the American Arbitration Association shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. All decisions and awards by the arbitration tribunal shall be made by majority vote.

(iii)

The discovery rights of the Parties in connection with the arbitration shall be limited to the production of documents and, for the avoidance of doubt, no Party to such arbitration shall have any right to depose any other party or the officers, directors, employees, agents or other representatives of any other party to such arbitration (and the Arbitrators shall have no authority to compel any such deposition).

(iv)

Except as may otherwise be required by law or subpoena, the Parties (including their counsel and other representatives), the witnesses and the arbitrators shall not disclose the existence, contents or results of any arbitration conducted hereunder without the prior written consent of both Parties. Moreover, any documentary or other evidence produced in any arbitration hereunder shall be treated as confidential, and shall not be disclosed to any third party (other than a witness or expert as permitted herein), except as required by law or except if such evidence was obtained from the public domain or was otherwise obtained independently of the arbitration without breach of an independent duty of confidentiality or was lawfully in a Party’s possession.

(v)

Within 120 days of the appointment of the arbitration panel, the arbitrators shall hold hearings where written, documentary, and oral evidence may be presented. Evidence may not be taken except in the presence of both Parties, and all witnesses may be questioned by both Parties. Unless the Parties otherwise agree, or a witness is dead, ill or unavailable for other good reasons, the arbitrators shall not accept a witness’ written statement unless the other Party has an opportunity to question the witness in the arbitrators’ presence, or by telephonic or video telephonic communications. All proceedings shall be conducted in the English language.

(vi)

The decision of the majority of the arbitrators shall be reduced to a writing, shall give factual and legal reasons for the decision(s) reached by the Arbitrators and shall be signed and dated by the arbitrators, and a copy of the Award shall be delivered to each of the Parties, within ninety (90) days of the completion of the arbitration hearing. The decision of the arbitrators shall be final and binding without the right of appeal; and shall be the sole and exclusive remedy regarding any claims, counterclaims, issues or accountings presented to the arbitrators. The arbitration award shall be made and promptly paid in currency of the transaction giving rise to the dispute, free of any deduction or offset through a bank in the United States. Any costs or fees incident to enforcing the award, shall to the maximum extent permitted by law, be charged against the Party resisting such enforcement. Consequential, punitive or other similar damages shall not be allowed.  Each Party hereto waives to the fullest extent permitted by law any right it may otherwise have under the laws of any jurisdiction to any form of appeal of, or collateral attack against, such award.  The prevailing Party shall be entitled to recover its costs of arbitration and reasonable attorneys’ fees, as determined by the arbitrators. The prevailing Party shall also be entitled to recover its costs and attorneys’ fees in any proceedings to enforce the award or to confirm judgment. The award shall include interest from the date of any breach or violation of the Agreement and/or Ancillary Agreement, as determined by the arbitral award, and from the date of the award until paid in full, at the then current Prime Rate, not to exceed the maximum permitted by law.

(vii)

Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the Party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

(viii)

Nothing in this Agreement shall prevent either Party from seeking any provisional/preliminary relief (including, but not limited to, injunctions, attachments or other such orders in aid of arbitration) from any court of competent jurisdiction, and any such application to a court for provisional/preliminary relief shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

13.

GENERAL

13.1

Nature of obligations

Each obligation imposed on a party by this Agreement in favour of another is a separate obligation.

13.2

Entire understanding

(a)

This Agreement contains the entire understanding between the parties concerning the subject matter of the Agreement and supersedes all prior communications between the parties.

(b)

Each party acknowledges that, except as expressly stated in this Agreement, that party has not relied on any representation, warranty or undertaking of any kind made by or on behalf of the other party in relation to the subject matter of this Agreement.

13.3

No adverse construction

This Agreement is not to be construed to the disadvantage of a party because that party was responsible for its preparation.

13.4

Further assurances

A party, at its own expense and within a reasonable time of being requested by another party to do so, must do all things and execute all documents that are reasonably necessary to give full effect to this Agreement.

13.5

No waiver

(a)

A failure, delay, relaxation or indulgence by a party in exercising any power or right conferred on the party by this Agreement does not operate as a waiver of the power or right.

(b)

A single or partial exercise of the power or right does not preclude a further exercise of it or the exercise of any other power or right under this Agreement.

(c)

A waiver of a breach does not operate as a waiver of any other breach.

13.6

Severability

Any provision of this Agreement which is invalid in any jurisdiction must, in relation to that jurisdiction:

(a)

be read down to the minimum extent necessary to achieve its validity, if applicable; and

(b)

be severed from this Agreement in any other case,

without invalidating or affecting the remaining provisions of this Agreement or the validity of that provision in any other jurisdiction.

13.7

Successors and assigns

This Agreement binds and benefits the parties and their respective successors and permitted assigns under clause .

13.8

No assignment

(a)

Sydys cannot assign or otherwise transfer the benefit of this Agreement without the prior written consent of Prima.

(b)

Prima may not assign or other transfer the benefit of this Agreement without the need for Sydys' prior consent.

13.9

Consents and approvals

Where anything depends on the consent or approval of a party then, unless this Agreement provides otherwise, that consent or approval may be given conditionally or unconditionally or withheld, in the absolute discretion of that party.

13.10

No variation

This Agreement cannot be amended or varied except in writing signed by the parties.

13.11

Costs

Each party must pay its own legal costs of and incidental to the preparation and completion of this Agreement.

13.12

Governing law and jurisdiction

(a)

This Agreement is governed by and must be construed in accordance with the laws in force in New South Wales.

(b)

The parties submit to the non-exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Agreement, its performance or subject matter.

13.13

Notices

Any notice or other communication to or by a party under this Agreement:

(a)

may be given by personal service, post or facsimile;

(b)

must be in writing, legible and in English addressed (depending on the manner in which it is given) as shown below:

(i)

If to Sydys  :

Address:

135 East 57th Street, 24th Floor, New York, NY 10022

Attention:

Joseph Hernandez

Email:

hernandez_joe@yahoo.com

(ii)

If to Prima:

Address:

Level 12, 95 Pitt Street Sydney 2000, NSW, Australia

Attention:

Mr Marc Voigt (CEO)

Email:

marc.voigt@primabiomed.com.au

Facsimile:

+61 2 8569 1880

or to any other address last notified by the party to the sender by notice given in accordance with this clause;

(c)

in the case of a corporation, must be signed by an officer or authorised representative of the sender or in accordance with section 127 of the Corporations Act; and

(d)

is deemed to be given by the sender and received by the addressee:

(i)

if delivered in person, when delivered to the addressee;

(ii)

if posted, 2 Business Days (or 6, if addressed outside Australia) after the date of posting to the addressee whether delivered or not; or

(iii)

if sent by facsimile transmission, on the date and time shown on the transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety and in legible form to the facsimile number of the addressee notified for the purposes of this clause, but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time), it is deemed to have been received at 9.00 am on the next Business Day.

13.14

Counterparts

If this Agreement consists of a number of signed counterparts, each is an original and all of the counterparts together constitute the same document.

13.15

Conflicting provisions

If there is any conflict between the main body of this Agreement and any schedules or annexures comprising it, then the provisions of the main body of this Agreement prevail.

13.16

Non merger

A term or condition of, or act done in connection with, this Agreement does not operate as a merger of any of the rights or remedies of the parties under this Agreement and those rights and remedies continue unchanged.

13.17

Operation of indemnities

Unless this Agreement expressly provides otherwise:

(a)

each indemnity in this Agreement survives the expiry or termination of this Agreement; and

(b)

a party may recover a payment under an indemnity in this Agreement before it makes the payment in respect of which the indemnity is given.

13.18

No right of set-off

Unless this Agreement expressly provides otherwise, a party has no right of set-off against a payment due to another party.

13.19

Relationship of parties

Unless this Agreement expressly provides otherwise, nothing in this Agreement may be construed as creating a relationship of partnership, of principal and agent or of trustee and beneficiary.

2

Executed as an Agreement.

Executed by Prima BioMed Limited ACN 009 237 889 in accordance with section 127(1) of the Corporations Act 2001 (Cth):

Signature of director	Signature of director or company secretary*
*delete whichever does not apply

Name (please print)	Name (please print)

Executed by Sydys in accordance with section 127(1) of the Corporations Act 2001 (Cth):

Signature of director	Signature of director or company secretary*
*delete whichever does not apply

Name (please print)	Name (please print)

3

Annexure A:

List of trademarks, trade names and logos licensed by Prima from Prima Biomed IP Pty Ltd.:

Country	Registration number
Australia	1315870
China	8079372
Europe	008897266
New Zealand	819756
United Arab Emirates	129666
United States of America	4097536

Exhibit D

New License Agreement

Prima BioMed Ltd

ACN 009 237 889

and

Sydys Corporation

1.

Definitions and interpretation

2.

License

3.

Licensed Developments Obligations

4.

Notification

5.

Payment obligations

6.

GST

7.

Confidentiality

8.

No warranties

9.

Liability and indemnities

10.

Audit

11.

Termination

12.

Publicity

13.

Dispute Resolution

14.

General

New License Agreement

Date

11 / 12 May 2016

Parties

1.

Prima BioMed Ltd ACN 009 237 889 of Level 12, 95 Pitt Street, Sydney, New South Wales  2000 (Prima)

2.

Sydys Corporation, 135 East 57th Street, 24th Floor, New York, NY 10022 (Sydys)

Background

A.

Sydys has concluded a Sub-License, License and Asset Purchase Agreement with Prima executed 12 May 2016 (“Sub-License, License and Asset Purchase Agreement”) to which this Agreement is Exhibit D.

B.

Sydys has agreed under the Sub-License, License and Asset Purchase Agreement to grant Prima a non-exclusive worldwide license for patents and patent applications held and filed by Sydys, respectively, know-how Controlled by Sydys and documentation in Sydys’ possession, in each case related to the Covered Products to the extent permitted by Law on the terms of this Agreement.

Agreed terms

1.

DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Agreement:

Agreement means this agreement including the background, any schedules and any annexures;

Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Sydney, New South Wales;

Commencement Date means 12 May 2016;

Confidential Information means any and all information of any nature and in any form (including electronic, magnetic and other intangible forms, whether capable of being read by human beings or not) concerning the operations, dealings, organisation, personnel, business strategies, customers, technology, Intellectual Property Rights, trade secrets or know-how of a person which is received by, disclosed to or discovered by the other party (Receiving Party) before, on or after the Commencement Date under, in connection with or as a result of this Agreement, any of the matters dealt with in this Agreement or any action taken under this Agreement, but does not include information which:

(a)

is or becomes part of the public domain through no act, failure to act or default of the Receiving Party or any person associated with, or who received that information from or as a consequence of disclosure by, the Receiving Party;

(b)

is disclosed to the Receiving Party by a third party lawfully in possession of such information and who is not under any obligation to maintain such information in confidence; or

(c)

is developed independently by the Receiving Party without use of or reference to the other party's information.

Corporations Act means the Corporations Act 2001 (Cth);

CVAC Sub-License means the exclusive license agreement between Prima and Sydys entered into pursuant to the Sub-License, License and Asset Purchase Agreement in the form set out in Exhibit B to the Sub-License, License and Asset Purchase Agreement.

Dispute means any dispute or difference of opinion between the parties, or the absence of agreement by the parties, about a matter under or arising out of this Agreement;

Dispute Notice means a notice from Sydys or Prima to the other relating to a Dispute:

(a)

requiring the Dispute to be resolved under clause ; and

(b)

outlining the issues which are the subject of the Dispute;

Improvements means any amendments, changes or additions made by Sydys to any part of the CVAC Know-How (as defined in the Know-How License) and the CVAC Intellectual Property (as defined in the CVAC Sub-License);

Know-How License means the non-exclusive license agreement between Prima and Sydys entered into pursuant to the Sub-License, License and Asset Purchase Agreement in the form set out in Exhibit C to the Sub-License, License and Asset Purchase Agreement.

Personnel means any employees, agents and approved contractors of a party;

Related Body Corporate has the meaning given to that term in the Corporations Act;

Resolution Period means a 20 Business Day period after a Dispute Notice relating to a Dispute is given; and

Definitions which are not defined in this Agreement shall have the meaning as defined in the Sub-License, License and Asset Purchase Agreement.

0.1

Interpretation

In this Agreement unless the context requires otherwise:

(a)

the singular includes the plural and vice versa;

(b)

a gender includes the other genders;

(c)

the headings are used for convenience only and do not affect the interpretation of this Agreement;

(d)

other grammatical forms of defined words or expressions have corresponding meanings;

(e)

a reference to a document includes the document as modified from time to time and any document replacing it;

(f)

a reference to a party is to a party to this Agreement and a reference to a party to a document includes the party's executors, administrators, successors and permitted assigns and substitutes;

(g)

if something is to be or may be done on a day that is not a Business Day then it must be done on the next Business Day;

(h)

the word "person" includes a natural person, partnership, body corporate, association, governmental or local authority, agency and any body or entity whether incorporated or not;

(i)

the word "month" means calendar month and the word "year" means 12 months;

(j)

the words "in writing" include any communication sent by letter, facsimile transmission or email or any other form of communication capable of being read by the recipient;

(k)

a reference to all or any part of a statute, rule, regulation or ordinance (statute) includes that statute as amended, consolidated, re-enacted or replaced from time to time;

(l)

wherever "include", "for example" or any form of those words or similar expressions is used, it must be construed as if it were followed by "(without being limited to)";

(m)

money amounts are stated in Australian currency unless otherwise specified;

(n)

a reference to time is to Sydney, New South Wales, Australia time;

(o)

a reference to any agency or body, if that agency or body ceases to exist or is reconstituted, renamed or replaced or has its powers or functions removed (defunct body), means the agency or body which performs most closely the functions of the defunct body;  and

(p)

any agreement, representation, warranty or indemnity by two or more parties (whether those parties are included in the same defined term or not) binds them jointly and separately.

1.

LICENSE

1.1

License

Subject to the terms of this Agreement (to the extent permitted by Law), Sydys grants to Prima a non-exclusive, transferable license for any patents and patent applications held and filed by Sydys, respectively, know-how Controlled by Sydys and documentation in Sydys’ possession, in each case related to the Covered Products and for any Improvements of the CVAC Know-How (as defined in the Know-How License Agreement) and Improvements of the CVAC Intellectual Property (as defined in the CVAC Sub-License) with effect from the Commencement Date (the “Licensed Developments”).

1.2

Acknowledgment

Prima acknowledges and agrees that the Licensed Developments are, and will remain the exclusive property of Sydys and that nothing in this Agreement will be construed as transferring title in or ownership of any Licensed Developments to Prima.

2.

LICENSED DEVELOPMENTS OBLIGATIONS

2.1

Sydys’ obligation

Sydys will provide to Prima written annual reports, containing a list and the progress of the Licensed Developments.

2.2

Prima obligations

(a)

Prima shall not use the Licensed Developments to commercialise and develop the CVAC products and the New CVAC Products anywhere in the world as long as Sydys has not in breach pursuant to Sections 6.01 and/or 6.02 of the Sub-License, License and Asset Purchase Agreement.

(b)

Prima shall not grant any sub-licenses to the Licensed Developments as long as Sydys is not in breach pursuant to Section 6.01 and/or 6.02 of the Sub-License, License and Asset Purchase Agreement.

2.3

Improvements

All right and title in any and all Improvements belong to Sydys and shall be subject to the Licensed Developments under Section .

3.

NOTIFICATION

(a)

Sydys will immediately notify Prima, with full particulars available, if Sydys learns:

(i)

of any infringement or potential infringement of any of the Licensed Developments by a third party;

(ii)

that the use of any of the Licensed Developments may infringe the proprietary rights of a third party;

(iii)

of any other claims or potential claims against Prima or Sydys in any way relating to any of the Licensed Developments (including relating to its use, development or commercialisation), including without limitation:

(A)

any claim by a third party for personal injury, death or property damage;

(B)

any defects in any products and/or services provided by Sydys which use or incorporate any Licensed Developments; or

(C)

the need for any recall of any products developed or sold by Sydys which use or incorporate any of the Licensed Developments; or

(iv)

of any wilful, unlawful or negligent act or omission of Sydys, any of its Personnel.

(b)

In connection with any infringement or potential infringement of or by the Licensed Developments, Prima will:

(i)

provide all information and assistance to Sydys; and

(ii)

not take steps on its own without Sydys’ prior approval.

4.

PAYMENT OBLIGATIONS

Prima is not obliged to pay any consideration for the grant of the New License.

5.

GST

5.1

Definitions

In this Agreement:

(a)

the expressions Consideration, GST, Input Tax Credit, Recipient, Supply, Tax Invoice and Taxable Supply have the meanings given to those expressions in the A New Tax System (Goods and Services Tax) Act 1999 (GST Act); and

(b)

Supplier means any party treated by the GST Act as making a Supply under this Agreement.

5.2

Consideration is GST exclusive

Unless otherwise expressly stated, all prices or other sums payable or Consideration to be provided under or in accordance with this Agreement are exclusive of GST.

5.3

Payment of GST

(a)

If GST is imposed on any Supply made under or in accordance with this Agreement, the Recipient of the Taxable Supply must pay to the Supplier an additional amount equal to the GST payable on or for the Taxable Supply, subject to the Recipient receiving a valid Tax Invoice in respect of the Supply at or before the time of payment.

(b)

Payment of the additional amount must be made at the same time and in the same way as payment for the Taxable Supply is required to be made in accordance with this Agreement.

5.4

Reimbursement of expenses

If this Agreement requires a party (the First Party) to pay for, reimburse, set off or contribute to any expense, loss or outgoing (Reimbursable Expense) suffered or incurred by the other party (the Other Party), the amount required to be paid, reimbursed, set off or contributed by the First Party will be the sum of:

(a)

the amount of the Reimbursable Expense net of Input Tax Credits (if any) to which the Other Party is entitled in respect of the Reimbursable Expense (Net Amount); and

(b)

if the Other Party's recovery from the First Party is a Taxable Supply, any GST payable in respect of that Supply,

such that after the Other Party meets the GST liability, it retains the Net Amount. The costs (e.g. annual renewal fees) to maintain the patents will be directly or indirectly borne by Sydys.

6.

CONFIDENTIALITY

6.1

Obligations of confidentiality

Each party (Receiving Party) receiving, possessing or otherwise acquiring Confidential Information of any other party (Disclosing Party) acknowledges that the Disclosing Party's Confidential Information is the property of and confidential to or a trade secret of the Disclosing Party. Subject to clause , the Receiving Party must:

(a)

keep the Disclosing Party's Confidential Information confidential and not directly or indirectly disclose, divulge or communicate that Confidential Information to, or otherwise place that Confidential Information at the disposal of, any other person without the prior written approval of the Disclosing Party;

(b)

take all reasonable steps to secure and keep secure all Disclosing Party's Confidential Information coming into its possession or control; and

(c)

not memorise, use, modify, reverse engineer or make copies, notes or records of the Disclosing Party's Confidential Information for any purpose other than in connection with the performance by the Receiving Party of its obligations under this Agreement.

6.2

Exceptions

The obligations of confidentiality under clause  do not apply to any information that is required to be disclosed by any applicable law or any order of any court, tribunal, authority or regulatory body (but only to the extent that it required to be disclosed).

6.3

Return of information

(a)

In relation to material containing Confidential Information, the Receiving Party must on demand, or at the expiry or termination of this Agreement:

(i)

promptly return to the Disclosing Party any of such material supplied to or received by the Receiving Party or any of its Personnel; or

(ii)

if required, destroy any of such material supplied to or received by the Receiving Party or any of its Personnel and supply certification of such destruction where requested.

(b)

Despite anything else in this Agreement, the Receiving Party may retain in its files copies of the Confidential Information to the extent the Confidential Information forms part of any board papers or accompanying memoranda submitted to, or the subject of presentations at, meetings of the board of directors of the Receiving Party or its Related Body Corporate or any minutes of meetings of the board of directors of the Receiving Party or its Related Body Corporate.

(c)

Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that the Receiving Party's computer systems may automatically back-up the Confidential Information disclosed to it under this Agreement.  To the extent that any computer back-up procedures create copies of the Confidential Information (Back-up Copies), the Receiving Party may retain any Back-up Copies in its archival or back-up computer storage for the period it normally archives backed-up computer records.  Any Back-up Copies will be subject to the provisions of this Agreement until the same are destroyed, and must not be accessed by the Receiving Party during any period of archival or back-up storage other than as permitted under this Agreement.

7.

NO WARRANTIES

Prima acknowledges that:

(a)

the use of the Licensed Developments and all other material (including Confidential Information) provided to Prima is at its own risk; and

(b)

to the maximum extent permitted by law the Licensed Developments is licensed, and all material (including Confidential Information) is provided, to Prima "as is", without warranties of any kind (whether express, implied, statutory or otherwise), including with respect to non-infringement of third party rights (including intellectual property rights), merchantability, completeness, reliability, quality or fitness for any particular purpose other than the warranties provided in Article IV of the Sub-License, License and Asset Purchase Agreement.

8.

LIABILITY AND INDEMNITIES

8.1

Limitation on liability

To the maximum extent permitted by law but not in contradiction to Section 7.03 and 7.04 of the Sub-License, License and Asset Purchase Agreement, Sydys will not be liable to Prima or any third party in respect of any loss or damage (including, without limitation, any indirect or consequential loss, loss of profit or loss of revenue) however so caused, whether based on contract, tort (including negligence), statute or any other legal theory, arising directly or indirectly in connection with this Agreement, including in respect of the use, commercialisation or the development of the Licensed Developments.

8.2

Prima's indemnity

Subject to Section 7.02 and 7.04 of the Sub-License, License and Asset Purchase Agreement, Prima will indemnify and hold harmless Sydys and its Personnel (each an “Indemnified Party”) from and against any and all losses, damages, costs and expenses (including all reasonable legal fees) (each a “Loss”) incurred by an Indemnified Party arising directly or indirectly from:

(a)

Prima’s breach of any term of this Agreement (including any representation or warranty provided under this Agreement);

(b)

any wilful, unlawful or negligent act or omission of Prima or any of its Personnel; or

(c)

Prima’s use, commercialisation or development of the Licensed Developments, any:

(i)

defects in any products and/or services provided by Prima which use or incorporate any Licensed Developments;

(ii)

infringement by Prima of any third party's intellectual property rights;

(iii)

claim by a third party for personal injury, death or property damage; or

(iv)

recall of any products developed or sold by Prima which use or incorporate any of the Licensed Developments.

9.

AUDIT

9.1

Sydys must permit Prima and persons or corporations authorised by Prima (including, if Prima so elects, Prima's external registered auditors) to have access to the books and records of Sydys insofar as they relate to this Agreement, on Business Days between 9am until 5pm upon reasonable notice being given to Sydys (Audit). Any information obtained in exercise of the rights of this clause must be kept confidential by Prima and its external auditor and not used or disclosed for any other purpose except for the purposes allowed by this Agreement.

9.2

Sydys must cooperate with Prima during any Audit pursuant to clause , including answering any questions raised by Prima, and persons or corporations authorised by Prima to assist in the Audit, promptly and completely.

9.3

Prima will pay the cost of any Audit except that:

(a)

Prima will not reimburse Sydys for time spent by Sydys Personnel as a result of an Audit request;

(b)

Sydys will not pay for the cost of retrieving records off-site for the purpose of an Audit; and

9.4

should an Audit reveal non-compliance by Sydys with any requirements under this Agreement, all costs associated with the Audit will be borne by Sydys except for time spent by Prima Personnel.

10.

TERMINATION

10.1

Termination for cause

(a)

Either party may terminate this Agreement (in whole or part) with immediate effect at any time by giving written notice to the other party where the other party (the defaulting party) commits a breach of a material clause of this Agreement, and that breach is not remedied within 90 (ninety) days of the defaulting party receiving a notice which requests that the breach be remedied.

(b)

Either Party may terminate this Agreement if the other Party (the “Bankrupt Party”) will file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Bankrupt Party or of its assets, or if the Bankrupt Party proposes a written agreement of composition or extension of its debts, or if the Bankrupt Party will be served with an involuntary petition in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or there will have been issued a warrant of attachment, execution, or similar process against it, filed in any insolvency proceeding, and the petition will not be dismissed within ninety (90) days after the filing thereof, or if the Bankrupt Party will propose or be a party to any dissolution or liquidation, or if the Bankrupt Party will make an assignment for the benefit of creditors.

10.2

Consequences of termination

(a)

On termination of this Agreement:

(i)

the New License is immediately terminated;

(ii)

each party must immediately cease using the Confidential Information of the other party and return it to the other party in accordance with clause ; and

(iii)

Prima must immediately cease using the Licensed Developments and return to Sydys all copies of the Licensed Developments in the possession, power or control of Prima.

(b)

Termination of this Agreement will not prejudice any rights or remedies already accrued to any party under, or in respect of any breach of, this Agreement.

10.3

Survival

Termination of this Agreement will not affect the operation of the provisions of this Agreement which by their nature survive termination or expiry of this Agreement.

10.4

Termination of the Sub-License, License and Asset Purchase Agreement

The termination of the Sub-License, License and Asset Purchase Agreement does not result in an automatic termination of this Agreement and does not constitute a ground for terminating this Agreement.

11.

PUBLICITY

(a)

The parties agree not to issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior consent of the other party, except as required by law or a court order.

(b)

Subject to any permitted disclosures under clause , Prima agrees that it will not create the impression that any acts or omissions of Prima in relation to the Licensed Developments are authorised by Sydys.

12.

DISPUTE RESOLUTION

(a)

The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations, as follows. Any Party may give the other Party written notice of any dispute not resolved in the normal course of business. Executives of each of the Parties shall meet at a mutually acceptable time and place within ten (10) days after delivery of such written notice, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved by these persons within fifteen (15) days of delivery of the disputing Party's written notice, or if the Parties fail to meet within ten (10) days of delivery of written notice, any Party may initiate arbitration as provided hereinafter.

(i)

Any dispute controversy or claim arising out of or relating to this Agreement, including the breach, termination or validity thereof, not resolved as hereinabove provided or otherwise by agreement between the Parties within forty-five (45) days of initiation of the dispute resolution procedures set forth in this Section , shall be finally resolved by binding arbitration in New York, New York in accordance with the American Arbitration Association Commercial Arbitration Rules then in effect pursuant to the following procedures:

(ii)

Except as otherwise specifically agreed upon by the Parties, the arbitration shall be heard and determined by three (3) arbitrators. Each Party shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration. The Party-appointed arbitrators shall, within ten (10) business days following the appointment of both Party-appointed arbitrators, in turn appoint a third arbitrator who shall be the presiding arbitrator of the tribunal. If the Party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal and/or one Party refuses to appoint its Party-appointed arbitrator within the thirty (30) day period, the American Arbitration Association shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. All decisions and awards by the arbitration tribunal shall be made by majority vote.

(iii)

The discovery rights of the Parties in connection with the arbitration shall be limited to the production of documents and, for the avoidance of doubt, no Party to such arbitration shall have any right to depose any other party or the officers, directors, employees, agents or other representatives of any other party to such arbitration (and the Arbitrators shall have no authority to compel any such deposition).

(iv)

Except as may otherwise be required by law or subpoena, the Parties (including their counsel and other representatives), the witnesses and the arbitrators shall not disclose the existence, contents or results of any arbitration conducted hereunder without the prior written consent of both Parties. Moreover, any documentary or other evidence produced in any arbitration hereunder shall be treated as confidential, and shall not be disclosed to any third party (other than a witness or expert as permitted herein), except as required by law or except if such evidence was obtained from the public domain or was otherwise obtained independently of the arbitration without breach of an independent duty of confidentiality or was lawfully in a Party’s possession.

(v)

Within 120 days of the appointment of the arbitration panel, the arbitrators shall hold hearings where written, documentary, and oral evidence may be presented. Evidence may not be taken except in the presence of both Parties, and all witnesses may be questioned by both Parties. Unless the Parties otherwise agree, or a witness is dead, ill or unavailable for other good reasons, the arbitrators shall not accept a witness’ written statement unless the other Party has an opportunity to question the witness in the arbitrators’ presence, or by telephonic or video telephonic communications. All proceedings shall be conducted in the English language.

(vi)

The decision of the majority of the arbitrators shall be reduced to a writing, shall give factual and legal reasons for the decision(s) reached by the Arbitrators and shall be signed and dated by the arbitrators, and a copy of the Award shall be delivered to each of the Parties, within ninety (90) days of the completion of the arbitration hearing. The decision of the arbitrators shall be final and binding without the right of appeal; and shall be the sole and exclusive remedy regarding any claims, counterclaims, issues or accountings presented to the arbitrators. The arbitration award shall be made and promptly paid in currency of the transaction giving rise to the dispute, free of any deduction or offset through a bank in the United States. Any costs or fees incident to enforcing the award, shall to the maximum extent permitted by law, be charged against the Party resisting such enforcement. Consequential, punitive or other similar damages shall not be allowed.  Each Party hereto waives to the fullest extent permitted by law any right it may otherwise have under the laws of any jurisdiction to any form of appeal of, or collateral attack against, such award.  The prevailing Party shall be entitled to recover its costs of arbitration and reasonable attorneys’ fees, as determined by the arbitrators. The prevailing Party shall also be entitled to recover its costs and attorneys’ fees in any proceedings to enforce the award or to confirm judgment. The award shall include interest from the date of any breach or violation of the Agreement and/or Ancillary Agreement, as determined by the arbitral award, and from the date of the award until paid in full, at the then current Prime Rate, not to exceed the maximum permitted by law.

(vii)

Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the Party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

(viii)

Nothing in this Agreement shall prevent either Party from seeking any provisional/preliminary relief (including, but not limited to, injunctions, attachments or other such orders in aid of arbitration) from any court of competent jurisdiction, and any such application to a court for provisional/preliminary relief shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

13.

GENERAL

13.1

Nature of obligations

Each obligation imposed on a party by this Agreement in favour of another is a separate obligation.

13.2

Entire understanding

(a)

This Agreement contains the entire understanding between the parties concerning the subject matter of the Agreement and supersedes all prior communications between the parties.

(b)

Each party acknowledges that, except as expressly stated in this Agreement, that party has not relied on any representation, warranty or undertaking of any kind made by or on behalf of the other party in relation to the subject matter of this Agreement.

13.3

No adverse construction

This Agreement is not to be construed to the disadvantage of a party because that party was responsible for its preparation.

13.4

Further assurances

A party, at its own expense and within a reasonable time of being requested by another party to do so, must do all things and execute all documents that are reasonably necessary to give full effect to this Agreement.

13.5

No waiver

(a)

A failure, delay, relaxation or indulgence by a party in exercising any power or right conferred on the party by this Agreement does not operate as a waiver of the power or right.

(b)

A single or partial exercise of the power or right does not preclude a further exercise of it or the exercise of any other power or right under this Agreement.

(c)

A waiver of a breach does not operate as a waiver of any other breach.

13.6

Severability

Any provision of this Agreement which is invalid in any jurisdiction must, in relation to that jurisdiction:

(a)

be read down to the minimum extent necessary to achieve its validity, if applicable; and

(b)

be severed from this Agreement in any other case,

without invalidating or affecting the remaining provisions of this Agreement or the validity of that provision in any other jurisdiction.

13.7

Successors and assigns

This Agreement binds and benefits the parties and their respective successors and permitted assigns under clause .

13.8

No assignment

(a)

Prima cannot assign or otherwise transfer the benefit of this Agreement without the prior written consent of Sydys.

(b)

Sydys may not assign or other transfer the benefit of this Agreement without the need for Prima's prior consent.

13.9

Consents and approvals

Where anything depends on the consent or approval of a party then, unless this Agreement provides otherwise, that consent or approval may be given conditionally or unconditionally or withheld, in the absolute discretion of that party.

13.10

No variation

This Agreement cannot be amended or varied except in writing signed by the parties.

13.11

Costs

Each party must pay its own legal costs of and incidental to the preparation and completion of this Agreement.

13.12

Governing law and jurisdiction

(a)

This Agreement is governed by and must be construed in accordance with the laws in force in New South Wales.

(b)

The parties submit to the non-exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Agreement, its performance or subject matter.

13.13

Notices

Any notice or other communication to or by a party under this Agreement:

(a)

may be given by personal service, post or facsimile;

(b)

must be in writing, legible and in English addressed (depending on the manner in which it is given) as shown below:

(i)

If to Sydys  :

Address:

135 East 57th Street, 24th Floor, New York, NY 10022

Attention:

Joseph Hernandez

Email:

hernandez_joe@yahoo.com

(ii)

If to Prima:

Address:

Level 12, 95 Pitt Street Sydney 2000, NSW, Australia

Attention:

Mr Marc Voigt (CEO)

Email:

marc.voigt@primabiomed.com.au

Facsimile:

+61 2 8569 1880

or to any other address last notified by the party to the sender by notice given in accordance with this clause;

(c)

in the case of a corporation, must be signed by an officer or authorised representative of the sender or in accordance with section 127 of the Corporations Act; and

(d)

is deemed to be given by the sender and received by the addressee:

(i)

if delivered in person, when delivered to the addressee;

(ii)

if posted, 2 Business Days (or 6, if addressed outside Australia) after the date of posting to the addressee whether delivered or not; or

(iii)

if sent by facsimile transmission, on the date and time shown on the transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety and in legible form to the facsimile number of the addressee notified for the purposes of this clause, but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time), it is deemed to have been received at 9.00 am on the next Business Day.

13.14

Counterparts

If this Agreement consists of a number of signed counterparts, each is an original and all of the counterparts together constitute the same document.

13.15

Conflicting provisions

If there is any conflict between the main body of this Agreement and any schedules or annexures comprising it, then the provisions of the main body of this Agreement prevail.

13.16

Non merger

A term or condition of, or act done in connection with, this Agreement does not operate as a merger of any of the rights or remedies of the parties under this Agreement and those rights and remedies continue unchanged.

13.17

Operation of indemnities

Unless this Agreement expressly provides otherwise:

(a)

each indemnity in this Agreement survives the expiry or termination of this Agreement; and

(b)

a party may recover a payment under an indemnity in this Agreement before it makes the payment in respect of which the indemnity is given.

13.18

No right of set-off

Unless this Agreement expressly provides otherwise, a party has no right of set-off against a payment due to another party.

13.19

Relationship of parties

Unless this Agreement expressly provides otherwise, nothing in this Agreement may be construed as creating a relationship of partnership, of principal and agent or of trustee and beneficiary.

2

Executed as an Agreement.

Executed by Prima BioMed Limited ACN 009 237 889 in accordance with section 127(1) of the Corporations Act 2001 (Cth):

Signature of director	Signature of director or company secretary*
*delete whichever does not apply

Name (please print)	Name (please print)

Executed by Sydys in accordance with section 127(1) of the Corporations Act 2001 (Cth):

Signature of director	Signature of director or company secretary*
*delete whichever does not apply

Name (please print)	Name (please print)